Registration No. 333-________

=====================================================================================

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

 BNY MELLON FUNDS TRUST
(formerly, MELLON FUNDS TRUST)

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,

Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Michael A. Rosenberg, Esq.

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Copy to:

David Stephens, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on April 25, 2008 pursuant to Rule 488.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

BNY MELLON FUNDS TRUST

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

PART A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganizations	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations
Item 5.	Information About the Registrant

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Additional Information About the Mellon Funds and the BNY Funds; Exhibit A – Comparison of the BNY Funds and the Mellon Funds

Item 6.	Information About the Funds Being Acquired

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Additional Information About the Mellon Funds and the BNY Funds; Exhibit A  – Comparison of the BNY Funds and the Mellon Funds

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Special Joint Meeting of Shareholders; Cover Page; Voting Information
Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page
Item 11.	Table of Contents	Not Applicable
Item 12.	Additional Information About the Registrant

Statement of Additional Information of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Small Cap Stock Fund, each a series of the Registrant, dated December 31, 2007(1)

Statement of Additional Information of BNY Mellon Intermediate U.S. Government Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon International Appreciation Fund, each a series of the Registrant(2)

Item 13.	Additional Information About the Funds Being Acquired	Statement of Additional Information of BNY Hamilton Funds, Inc., dated April 30, 2007(3)
Item 14.	Financial Statements

Annual Reports of BNY Hamilton Core Bond Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, and BNY Hamilton International Equity Fund, each a series of BNY Hamilton Funds, Inc., dated December 31, 2007(4)

Annual Reports of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Small Cap Stock Fund, each a series of the Registrant, dated August 31, 2007(5)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings

_______________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed December 21, 2007 (File No. 333-34844).
(2)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed January 14, 2008 (File No. 333-34844).
(3)	Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A of BNY Hamilton Funds, Inc., filed April 30, 2007 (File No. 33-47703).
(4)

Incorporated herein by reference to the Annual Reports of BNY Hamilton Core Bond Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund and BNY Hamilton International Equity Fund, each a series of BNY Hamilton Funds, Inc., filed March 7, 2008 (File No. 811-6654).

(5)

Incorporated herein by reference to the Annual Reports of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Small Cap Stock Fund, each a series of Mellon Funds Trust, filed November 2, 2007 (File No. 811-9903).

BNY HAMILTON FUNDS, INC.

c/o The Bank of New York

One Wall Street

New York, New York 10286

Dear Shareholder:

As a shareholder of one or more of the BNY Hamilton Funds listed below (each, a "BNY Fund"), you are being asked to vote on an Agreement and Plan of Reorganization for your BNY Fund to allow the BNY Fund to transfer all of its assets in a tax-free reorganization to the corresponding fund in BNY Mellon Funds Trust (the "Trust") identified opposite your BNY Fund's name below (each, a "Mellon Fund"), in exchange for shares of the Mellon Fund and the assumption by the Mellon Fund of the BNY Fund's stated liabilities:

BNY Fund	Mellon Fund
BNY Hamilton Core Bond Fund	BNY Mellon Bond Fund
BNY Hamilton Intermediate Tax-Exempt Fund	BNY Mellon National Intermediate Municipal Bond Fund
BNY Hamilton Small Cap Growth Fund	BNY Mellon Small Cap Stock Fund
BNY Hamilton Small Cap Core Equity Fund	BNY Mellon Small Cap Stock Fund
BNY Hamilton Intermediate Government Fund	BNY Mellon Intermediate U.S. Government Fund
BNY Hamilton Intermediate New York Tax-Exempt Fund	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Hamilton International Equity Fund	BNY Mellon International Appreciation Fund

If the Agreement and Plan of Reorganization is approved and consummated for your BNY Fund, you would no longer be a shareholder of your BNY Fund, but would become a shareholder of the corresponding Mellon Fund, which has the same or a substantially similar investment objective and substantially similar investment management policies as your BNY Fund, as described in the enclosed materials. Each BNY Fund is a series of BNY Hamilton Funds, Inc. (the "BNY Hamilton Funds"). The Bank of New York ("BNY") is each BNY Fund's investment adviser. BNY Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), is each Mellon Fund's investment adviser.

As you may know, The Bank of New York Company, Inc., BNY's former parent company, and Mellon Financial Corporation, Dreyfus' former parent company, merged in July 2007 to form The Bank of New York Mellon Corporation ("BNY Mellon"). As a result, BNY and Dreyfus became subsidiaries of BNY Mellon and affiliates of each other. Management of BNY Mellon is currently taking steps to integrate certain of the mutual fund investment management activities of these subsidiaries. As part of the integration process, management recommended to the BNY Hamilton Funds' Board that the BNY Funds be consolidated with the corresponding Mellon Funds, and that certain other series of the BNY Hamilton Funds be consolidated with certain other funds managed by Dreyfus. The Mellon Funds are series of the Trust, which is the primary mutual fund investment vehicle for BNY Mellon's wealth management organization. Management believes that the reorganizations will permit BNY Fund shareholders to pursue the same or substantially similar investment goals while providing them with access to the investment options and shareholder services offered by the Trust.

After careful review, the BNY Hamilton Funds' Board of Directors has unanimously approved each BNY Fund's proposed reorganization. The Directors believe that the proposal set forth in the notice of meeting for each BNY Fund is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal for your BNY Fund.

Your vote is extremely important, no matter how large or small your BNY Fund holdings. If you own shares of more than one BNY Fund on the record date for the meeting, please vote each proxy card separately on the proposal for each BNY Fund in which you are a shareholder.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about each proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call [______________].

Sincerely,

Joseph Murphy President BNY Hamilton Funds, Inc.

May 1, 2008

TRANSFER OF THE ASSETS OF

EACH BNY FUND

TO AND IN EXCHANGE FOR SHARES OF

A CORRESPONDING MELLON FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Combined Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganizations.

WHAT WILL HAPPEN TO MY BNY FUND INVESTMENT IF THE PROPOSED REORGANIZATION OF THAT FUND IS APPROVED?

You will become a shareholder of the Mellon Fund identified opposite your BNY Fund's name below, an open-end investment company advised by Dreyfus, on or about September 12, 2008 (the "Closing Date"), and will no longer be a shareholder of the BNY Fund. You will receive Class M shares or Investor shares of the Mellon Fund in exchange for your Institutional shares or Class A shares, respectively, of the BNY Fund with a value equal to the value of your investment in the BNY Fund as of the Closing Date. The BNY Funds will then cease operations and will be terminated as series of the BNY Hamilton Funds. The BNY Funds and corresponding Mellon Funds are as follows:

BNY Fund	Mellon Fund
BNY Hamilton Core Bond Fund	BNY Mellon Bond Fund
BNY Hamilton Intermediate Tax-Exempt Fund	BNY Mellon National Intermediate Municipal Bond Fund
BNY Hamilton Small Cap Growth Fund	BNY Mellon Small Cap Stock Fund
BNY Hamilton Small Cap Core Equity Fund	BNY Mellon Small Cap Stock Fund
BNY Hamilton Intermediate Government Fund	BNY Mellon Intermediate U.S. Government Fund
BNY Hamilton Intermediate New York Tax-Exempt Fund	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Hamilton International Equity Fund	BNY Mellon International Appreciation Fund

Each of BNY Mellon Intermediate U.S. Government Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon International Appreciation Fund (collectively, the "Mellon Successor Funds") has been established solely for the purpose of effecting the reorganization of the corresponding BNY Fund, and will carry on the business and inherit the performance and financial records of such BNY Fund. Each of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Small Cap Stock Fund (collectively, the "Mellon Pre-existing Funds") is a pre-existing fund that has more assets and the same or a lower total expense ratio, after fee waivers and/or expense reimbursements, than the corresponding BNY Fund.

Class M shares of the Mellon Funds are generally offered only to wealth management clients of BNY Mellon who maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon ("Wealth Management Clients") and to investors who receive Class M shares of a Mellon Fund in exchange for their BNY Fund Institutional shares as a result of the reorganizations. Investor shares of the Mellon Funds are generally offered only to Wealth Management Clients who terminate their relationship with such BNY Mellon affiliates and to investors who receive a transfer of Mellon Fund shares from a Wealth Management Client or who receive Investor shares of a Mellon Fund in exchange for their BNY Fund Class A shares as a result of the reorganizations. If a Wealth Management Client terminates his or her relationship with such BNY Mellon affiliates and ceases to be a Wealth Management Client or if a holder of Class M shares transfers such shares to persons or entities that are not Wealth Management Clients, at the time of any such termination or transfer, the Class M shares held by the former Wealth Management Client or transferred to persons or entities that are not Wealth Management Clients will be converted automatically into Investor shares of equivalent value (at the time of the conversion). Investor shares are subject to higher ongoing total operating expenses than Class M shares.

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATIONS FOR ME?

The reorganizations of the BNY Funds will permit BNY Fund shareholders to pursue the same or substantially similar investment goals in a fund with substantially similar investment management policies and that is part of the Trust, which is the primary mutual fund investment vehicle for BNY Mellon's wealth management organization. The Trust offers shareholders a wide range of equity, fixed-income, municipal bond and money market funds. As series of the Trust, the Mellon Funds should have a greater opportunity to retain asset size and/or attract additional assets than is currently available to the BNY Funds, which, in the long-term, should help reduce the Mellon Successor Funds' per share operating expenses and provide the portfolio managers of each Mellon Fund with greater flexibility in managing the fund's portfolio. Other potential benefits are described in the enclosed Combined Prospectus/Proxy Statement.

DO THE MELLON FUNDS AND CORRESPONDING BNY FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Each Mellon Fund and its corresponding BNY Fund have the same or a substantially similar investment objective. In addition, the investment policies, practices and limitations (and the related risks) of each Mellon Fund are substantially similar to those of its corresponding BNY Fund. For information regarding the Mellon Funds and the corresponding BNY Funds, please refer to the enclosed Combined Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATIONS?

The reorganizations will not be taxable events for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization of their BNY Fund. A shareholder's tax basis in BNY Fund shares and holding period for tax purposes will carry over to the shareholder's Mellon Fund shares. As a condition to the closing of each reorganization, the relevant BNY Fund and the corresponding Mellon Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the BNY Fund, the BNY Fund's shareholders, or the Mellon Fund as a result of the reorganization. Each BNY Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for capital loss carryforwards, if any) prior to its reorganization, which distribution will be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF A MELLON FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF A BNY FUND?

Yes. You will continue to enjoy substantially similar shareholder privileges, with some modifications to certain of the privileges, as described in the enclosed Prospectus for the Mellon Fund corresponding to your BNY Fund. As part of the Trust, which is the primary mutual fund investment vehicle for BNY Mellon's wealth management organization, the Mellon Funds offer their shareholders a wide array of investment options for fund exchanges and shareholder privileges. The Mellon Funds offer individual investors holding Class M shares and Investor shares wire and TeleTransfer services, as well as a checkwriting privilege (on fixed-income and money market funds only), Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Sweep, Auto-Exchange Privilege and Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATIONS RESULT IN HIGHER FUND EXPENSES?

No. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of each Mellon Fund for the two-year period after the reorganization of the corresponding BNY Fund, to the extent required so that the total annual operating expenses of the Mellon Fund do not exceed the BNY Fund's total annual operating expenses for the applicable class, after fee waivers and expense reimbursements, as of January 31, 2008. As a result, each Mellon Fund has the same or a lower total expense ratio than the corresponding BNY Fund. For information regarding investment advisory, administration, Rule 12b-1 distribution plan and shareholder services plan fees for each Mellon Fund and the corresponding BNY Fund, and fee waiver and/or expense reimbursement arrangements, please refer to the enclosed Combined Prospectus/Proxy Statement.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATIONS?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganizations. Shares of the Mellon Funds are not subject to any sales charge, redemption fee or CDSC. No sales charge or CDSC will be imposed on a subsequent investment in or redemption of shares of the Mellon Fund by a former BNY Fund shareholder.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATIONS?

Dreyfus and/or BNY, and not the BNY Funds or the Mellon Funds, will pay the expenses relating to the proposed reorganizations.

HOW DOES THE BNY HAMILTON FUNDS' BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganizations, the investment management policies of, as well as shareholder services offered by, the BNY Funds and corresponding Mellon Funds, the expense ratios of the BNY Funds and corresponding Mellon Funds, and the relative performance of the BNY Funds and corresponding Mellon Pre-existing Funds, the BNY Hamilton Funds' Board of Directors believes that reorganizing each BNY Fund into a corresponding Mellon Fund is in the best interests of each BNY Fund and its shareholders. Therefore, the Board of Directors recommends that you vote FOR your BNY Fund's reorganization.

In reaching this conclusion, the BNY Hamilton Funds' Board of Directors considered the following factors:

•	Each BNY Fund and its corresponding Mellon Fund has the same or a substantially similar investment objective and substantially similar investment policies;

•

With respect to each Mellon Successor Fund, continuity of portfolio management, because, as a result of changes implemented since the formation of BNY Mellon, the respective portfolio managers of each BNY Fund also serve as the portfolio managers for the corresponding Mellon Successor Fund, and the proposed reorganizations do not involve any further changes in the portfolio managers of the Mellon Successor Funds;

•

With respect to each Mellon Successor Fund, the proposed reorganizations will permit the corresponding BNY Fund shareholders to pursue the same investment goals in a fund that has the same total expense ratio after fee waivers and/or expense reimbursements;

•

With respect to each Mellon Pre-existing Fund, the proposed reorganizations will permit the corresponding BNY Fund shareholders to pursue the same or substantially similar investment goals in a substantially larger fund that has the same or a lower total expense ratio, after fee waivers and/or expense reimbursements, than the BNY Fund;

•	Dreyfus' experience and resources in managing mutual funds;

•

A greater potential to retain asset size and/or attract additional assets, which, in the long-term, should help reduce the Mellon Successor Funds' per share operating expenses and provide the portfolio managers of each Mellon Fund with greater flexibility in managing the fund's portfolio;

•	Dreyfus' commitment to limit for two years after each BNY Fund's reorganization the total annual operating expenses of the corresponding Mellon Fund; and

•	The investment options and shareholder services offered by the Trust.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Combined Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. It is essential that shareholders who own shares in more than one BNY Fund complete, date, sign and return each proxy card they receive. Thank you in advance for your vote.

BNY HAMILTON FUNDS, INC.

BNY HAMILTON CORE BOND FUND

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

BNY HAMILTON SMALL CAP GROWTH FUND

BNY HAMILTON SMALL CAP CORE EQUITY FUND

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

BNY HAMILTON INTERNATIONAL EQUITY FUND

__________________________

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Joint Meeting of Shareholders of each series (collectively, the "BNY Funds") of BNY Hamilton Funds, Inc. (the "BNY Hamilton Funds") listed above will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor East, New York, New York 10166, on Wednesday, July 16, 2008, at 9:00 a.m., for the following purposes:

1.

With respect to each BNY Fund, to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the BNY Fund to the corresponding BNY Mellon fund identified opposite the BNY Fund's name below (each, a "Mellon Fund"), in exchange for Class M shares and Investor shares of the Mellon Fund having an aggregate net asset value equal to the value of the BNY Fund's net assets and the assumption by the Mellon Fund of the BNY Fund's stated liabilities (the "Reorganization"):

BNY Fund	Mellon Fund
BNY Hamilton Core Bond Fund	BNY Mellon Bond Fund
BNY Hamilton Intermediate Tax-Exempt Fund	BNY Mellon National Intermediate Municipal Bond Fund
BNY Hamilton Small Cap Growth Fund	BNY Mellon Small Cap Stock Fund
BNY Hamilton Small Cap Core Equity Fund	BNY Mellon Small Cap Stock Fund
BNY Hamilton Intermediate Government Fund	BNY Mellon Intermediate U.S. Government Fund
BNY Hamilton Intermediate New York Tax-Exempt Fund	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Hamilton International Equity Fund	BNY Mellon International Appreciation Fund

Class M shares and Investor shares of the Mellon Fund received by the corresponding BNY Fund in the Reorganization will be distributed by the BNY Fund to holders of its Institutional shares and Class A shares, respectively, in liquidation of the BNY Fund, after which the BNY Fund will cease operations and will be terminated as a series of the BNY Hamilton Funds; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on April 14, 2008 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

Jennifer English Secretary

New York, New York

May 1, 2008

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A BNY FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF BNY FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE BNY FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE BNY FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

TRANSFER OF THE ASSETS OF

BNY HAMILTON CORE BOND FUND

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

BNY HAMILTON SMALL CAP GROWTH FUND

BNY HAMILTON SMALL CAP CORE EQUITY FUND

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

BNY HAMILTON INTERNATIONAL EQUITY FUND

(Each, A Series of BNY Hamilton Funds, Inc.)

To and in Exchange for Shares of

Corresponding Funds in

BNY MELLON FUNDS TRUST

COMBINED PROSPECTUS/PROXY STATEMENT

APRIL __, 2008

_______________________________________

Special Joint Meeting of Shareholders

To Be Held On Wednesday, July 16, 2008

This Combined Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of BNY Hamilton Funds, Inc. (the "BNY Hamilton Funds"), on behalf of each series of the BNY Hamilton Funds listed above (each, a "BNY Fund"), to be used at the Special Joint Meeting of Shareholders of the BNY Funds (the "Meeting") to be held on Wednesday, July 16, 2008, at 9:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor East, New York, New York 10166, and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders. Shareholders of record at the close of business on April 14, 2008 are entitled to receive notice of and to vote at the Meeting.

It is proposed that each BNY Fund transfer all of its assets to a corresponding fund in BNY Mellon Funds Trust (the "Trust") identified opposite the BNY Fund's name below (each, a "Mellon Fund"), in exchange for Class M shares and Investor shares of the Mellon Fund and the assumption by the Mellon Fund of the BNY Fund's stated liabilities, all as more fully described in this Combined Prospectus/Proxy Statement (each, a "Reorganization"):

BNY Fund	Mellon Fund
BNY Hamilton Core Bond Fund	BNY Mellon Bond Fund
BNY Hamilton Intermediate Tax-Exempt Fund	BNY Mellon National Intermediate Municipal Bond Fund
BNY Hamilton Small Cap Growth Fund	BNY Mellon Small Cap Stock Fund
BNY Hamilton Small Cap Core Equity Fund	BNY Mellon Small Cap Stock Fund
BNY Hamilton Intermediate Government Fund	BNY Mellon Intermediate U.S. Government Fund
BNY Hamilton Intermediate New York Tax-Exempt Fund	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Hamilton International Equity Fund	BNY Mellon International Appreciation Fund

Upon consummation of the applicable Reorganization, the Mellon Fund Class M shares and Investor shares received by the corresponding BNY Fund will be distributed to the BNY Fund's shareholders, with each shareholder receiving a pro rata distribution of the Mellon Fund's shares (or fractions thereof) for BNY Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class M shares and Investor shares (or fractions thereof) of the corresponding Mellon Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares or Class A shares, respectively, as of the date of the Reorganization.

This Combined Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the respective Mellon Fund that BNY Fund shareholders should know before voting on the proposal or investing in the Mellon Fund.

A Statement of Additional Information ("SAI") dated April __, 2008, relating to this Combined Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Combined Prospectus/Proxy Statement by reference, and other information regarding the Mellon Funds and the BNY Funds. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Mellon Funds at their offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

______________________________________________________________________________

Shares of the Mellon Funds and the BNY Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in a Mellon Fund, as in a BNY Fund, involves certain risks, including the possible loss of principal.

______________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Mellon Funds' shares or passed upon the accuracy or adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

______________________________________________________________________________

The BNY Funds and the Mellon Funds are open-end management investment companies. Each Mellon Fund and its corresponding BNY Fund have the same or a substantially similar investment objective. In addition, the investment policies, practices and limitations (and the related risks) of each Mellon Fund are substantially similar to those of its corresponding BNY Fund. Each of BNY Mellon Intermediate U.S. Government Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon International Appreciation Fund (collectively, the "Mellon Successor Funds") has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization of the corresponding BNY Fund, and will carry on the business and inherit the performance and financial records of such BNY Fund. Each of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Small Cap Stock Fund (collectively, the "Mellon Pre-existing Funds") is a pre-existing fund that has its own investment operations and performance record. The Bank of New York ("BNY") is each BNY Fund's investment adviser and BNY Mellon Fund Advisers, a division of Dreyfus, is each Mellon Fund's investment adviser. Dreyfus and BNY are wholly-owned subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon") and affiliates of each other. Each Mellon Fund is a series of the Trust and each BNY Fund is a series of the BNY Hamilton Funds. A comparison of each BNY Fund and corresponding Mellon Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement.

Each Mellon Pre-existing Fund's most recent Prospectus and Annual Report (including its audited financial statements for the fiscal year) accompany this Combined Prospectus/Proxy Statement that is being provided to shareholders of the corresponding BNY Fund. The Mellon Pre-existing Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Combined Prospectus/Proxy Statement by reference. Each Mellon Successor Fund's current Prospectus accompanies this Combined Prospectus/Proxy Statement that is being provided to shareholders of the corresponding BNY Fund, and is incorporated into this Combined Prospectus/Proxy Statement by reference.For a free copy of a BNY Fund's most recent Prospectus, and its Annual Report for the fiscal year ended December 31, 2007, please call your financial adviser, or call 1-800-426-9363, visit www.bnyhamilton.com, or write to the BNY Funds at their offices located at 3435 Stelzer Road, Columbus, Ohio 43219, Attention: BNY Hamilton Funds, Inc.

With respect to each BNY Fund, shareholders are entitled to one vote for each BNY Fund share held and fractional votes for each fractional BNY Fund share held. Holders of the relevant BNY Fund's Institutional shares and Class A shares will vote together on the proposal. BNY Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any BNY Fund shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the relevant proposal. It is essential that shareholders who own shares in more than one BNY Fund complete, date, sign and return each proxy card they receive.

If the proposed Reorganization is approved by one or more BNY Funds, and not approved by the other BNY Funds, the Reorganization will be implemented only for each BNY Fund that approved the Reorganization.

Proxy materials will be mailed to shareholders of record on or about May 5, 2008.

TABLE OF CONTENTS

Summary

Reasons for the Reorganizations

Information about the Reorganizations

Additional Information about the Mellon Funds and the BNY Funds

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Comparison of the BNY Funds and the Mellon Funds	A-1

Exhibit B: Form of Agreement and Plan of Reorganization	B-1

Exhibit C: Description of the Trust's Board Members	C-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF EACH BNY FUND TO A CORRESPONDING MELLON FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, each Mellon Fund's Prospectus, each BNY Fund's Prospectus and the Form of Agreement and Plan of Reorganization (the "Plan") attached to this Combined Prospectus/Proxy Statement as Exhibit B.

Proposed Transaction. The BNY Hamilton Funds' Board, including the members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the BNY Funds or the Mellon Funds ("Independent Directors"), has unanimously approved each Plan for the respective BNY Fund. The Plan for each BNY Fund provides that, subject to the requisite approval of the BNY Fund's shareholders, on the date of the Reorganization the BNY Fund will assign, transfer and convey to the corresponding Mellon Fund all of the assets of the BNY Fund, including all securities and cash, in exchange for Class M shares and Investor shares of the Mellon Fund having an aggregate net asset value equal to the value of the BNY Fund's net assets, and the Mellon Fund will assume the BNY Fund's stated liabilities. Each BNY Fund will distribute all Mellon Fund shares received by the BNY Fund among its shareholders so that holders of the BNY Fund's Institutional shares and Class A shares will receive a pro ratadistribution of the corresponding Mellon Fund's Class M shares and Investor shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's BNY Fund shares as of the date of the Reorganization. Thereafter, each BNY Fund will cease operations and will be terminated as a series of the BNY Hamilton Funds.

As a result of the Reorganizations, each BNY Fund shareholder will cease to be a shareholder of the BNY Fund and will become a shareholder of the corresponding Mellon Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganizations. The Mellon Funds are not subject to any sales charge, redemption fee or CDSC. No sales charge, redemption fee or CDSC will be imposed on a subsequent investment in or redemption of shares of the Mellon Fund by a former BNY Fund shareholder.

Class M shares of the Mellon Funds are generally offered only to wealth management clients of BNY Mellon who maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon ("Wealth Management Clients") and to investors who receive Class M shares of a Mellon Fund in exchange for their BNY Fund Institutional shares as a result of the Reorganizations. Investor shares of the Mellon Funds are generally offered only to Wealth Management Clients who terminate their relationship with such BNY Mellon affiliates and to investors who receive a transfer of Mellon Fund shares from a Wealth Management Client or who receive Investor shares of a Mellon Fund in exchange for their BNY Fund Class A shares as a result of the Reorganizations. If a Wealth Management Client terminates his or her relationship with such BNY Mellon affiliates and ceases to be a Wealth Management Client or if a holder of Class M shares transfers such shares to persons or entities who are not Wealth Management Clients, at the time of any such termination or transfer, the Class M shares held by the former Wealth Management Client or transferred to persons or entities that are not Wealth Management Clients will be converted automatically into Investor shares of equivalent value (at the time of the conversion). Investor shares are subject to higher ongoing total operating expenses than Class M shares.

Reasons for the Reorganizations. As a result of the merger of their respective former parent companies, BNY and Dreyfus became subsidiaries of BNY Mellon and affiliates of each other. Management of BNY Mellon is currently taking steps to integrate certain of the mutual fund investment management activities of these subsidiaries. As part of the integration process, management recommended to the BNY Hamilton Funds' Board of Directors that each BNY Fund be consolidated with the corresponding Mellon Fund. The Mellon Funds are series of the Trust, which is the primary mutual fund investment vehicle for BNY Mellon's wealth management organization. Management believes that the Reorganizations will permit BNY Fund shareholders to pursue the same or substantially similar investment goals while providing them with access to the investment options and shareholder services offered by the Trust.

With respect to each BNY Fund, the BNY Hamilton Funds' Board has unanimously concluded that the Reorganization is in the best interests of the BNY Fund and its shareholders and the interests of the BNY Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganizations."

Tax Consequences. As a condition to the closing of each Reorganization, the relevant BNY Fund and the corresponding Mellon Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the BNY Fund, the BNY Fund's shareholders, or the Mellon Fund as a result of the Reorganization. Each Mellon Successor Fund will carry on the business and inherit the performance and financial records of the corresponding BNY Fund. With respect to each Mellon Pre-existing Fund, certain tax attributes of the corresponding BNY Fund will carry over to the Mellon Pre-existing Fund.   See "Information about the Reorganizations Federal Income Tax Consequences."

Comparison of the Mellon Funds and the BNY Funds. The following discussion summarizes certain aspects of the Mellon Funds and the BNY Funds. A description of each Mellon Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement. Information contained in this Combined Prospectus/Proxy Statement is qualified by the more complete information set forth in the Mellon Funds' Prospectuses and Statements of Additional Information and the BNY Funds' Prospectuses and Statement of Additional Information, which are incorporated herein by reference.

Goal/Approach. Each Mellon Fund and corresponding BNY Fund have the same or a substantially similar investment objective and substantially similar investment management policies and restrictions. A description of the "Goal/Approach" for each Mellon Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement. See also "Goal/Approach" in the relevant Mellon Fund's Prospectus and "Principal Investment Strategies" in the relevant BNY Fund's Prospectus and "Description of the Trust and Funds" in the Mellon Fund's Statement of Additional Information and "Investment Objectives and Policies" in the BNY Fund's Statement of Additional Information for a more complete description of investment policies.

Main Risks. Because each Mellon Fund and corresponding BNY Fund have the same or a substantially similar investment objective and substantially similar investment management policies and restrictions, the principal risks associated with an investment in the Mellon Fund and the corresponding BNY Fund are substantially similar. An investment in a fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in a Mellon Fund, as in a BNY Fund, involves certain risks, including the possible loss of principal. A description of the "Main Risks" for each Mellon Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement.  See also "Main Risks" in the relevant Mellon Fund's Prospectus and "Main Investment Risks" in the relevant BNY Fund's Prospectus and "Description of the Trust and Funds" in the Mellon Fund's Statement of Additional Information and "Investment Objectives and Policies" in the BNY Fund's Statement of Additional Information for a more complete description of investment risks.

Past Performance. Performance information for each Mellon Pre-existing Fund and corresponding BNY Fund is presented in Exhibit A to this Combined Prospectus/Proxy Statement. Performance information for the Mellon Successor Funds is not presented because such funds have not yet commenced operations. As accounting successor to the relevant BNY Fund, each Mellon Successor Fund will assume the corresponding BNY Fund's historical performance after the Reorganization and, therefore, such BNY Fund's performance is presented in Exhibit A.

Investment Advisers. The investment adviser for each Mellon Fund is BNY Mellon Fund Advisers, a division of Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $276 billion in approximately 180 mutual fund portfolios. Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The investment adviser for each BNY Fund is BNY, located at One Wall Street, New York, New York 10286. BNY, a wholly-owned subsidiary of BNY Mellon, is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. In addition to managing the BNY Funds' investments, BNY also provides certain related administrative services to the BNY Funds. BNY also serves as investment adviser to other series of the BNY Hamilton Funds. Dreyfus and BNY are affiliates of each other.

BNY has engaged its affiliate, Gannett Welsh & Kotler, LLC ("GW&K"), located at 222 Berkeley Street, Boston, Massachusetts 02116, to serve as BNY Hamilton Small Cap Core Equity Fund's sub-investment adviser. GW&K, subject to BNY's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the BNY Hamilton Small Cap Core Equity Fund's investments. GW&K, a wholly-owned subsidiary of BNY Mellon, has advised individual and institutional clients since 1974 and has assets under management in excess of $8.1 billion, as of December 31, 2007.

Primary Portfolio Managers. As a result of steps taken to integrate certain of the mutual fund management activities of Dreyfus and BNY, each Mellon Fund and corresponding BNY Fund (other than BNY Hamilton Small Cap Core Equity Fund and BNY Mellon Small Cap Stock Fund) have the same primary portfolio managers. A description of the primary portfolio managers for each Mellon Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement.

Sales Charges. BNY Fund Class A shares are subject to sales loads imposed at the time of purchase of Class A shares. There are no sales charges imposed on Institutional shares of the BNY Funds and Class M shares and Investor shares of the Mellon Funds. No sales charge or CDSC will be imposed at the time of the Reorganizations. No sales charge or CDSC will be imposed on a subsequent investment in or redemption of shares of the Mellon Funds by a former BNY Fund shareholder. See in the BNY Funds' Prospectuses "Distribution Arrangements/Sales Charges" for a discussion of BNY Fund sales charges.

Investment Advisory and Administration Fees and Other Expenses. Each BNY Fund and Mellon Fund has agreed to pay BNY and Dreyfus, respectively, an investment advisory fee. In addition, each BNY Fund has agreed to pay BNY an administration fee at an annual rate of 0.10% of the value of the BNY Fund's average daily net assets. BNY, in turn, pays Citi Fund Services for the provision of sub-administrative services provided to the BNY Hamilton Funds. Each Mellon Fund has agreed to pay Mellon Bank, N.A., a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus and BNY, an administration fee at an annual rate of 0.15% of the value of the Trust's average daily net assets (including the assets of the Mellon Funds and the other series of the Trust) up to $6 billion, 0.12% of such assets from $6 billion to $12 billion and 0.10% of such assets in excess of $12 billion. Mellon Bank, N.A., in turn, pays Dreyfus for the provision of sub-administrative and transfer agency services provided to the Trust. Based on the Trust's aggregate net assets as of January 31, 2008, the Trust pays Mellon Bank, N.A. an administration fee at the annual rate of 0.128% of the value of each Mellon Fund's average daily net assets. The administration fees paid by the BNY Funds do not include transfer agency fees. A further description of the investment advisory and administration fees and other expenses payable by each BNY Fund and the corresponding Mellon Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of each Mellon Fund for the two-year period after the Reorganization of the corresponding BNY Fund, so that the total annual operating expenses of Class M shares and Investor shares of the Mellon Fund do not exceed the total annual operating expenses of Institutional shares and Class A shares, respectively, of the relevant BNY Fund, as of January 31, 2008, after fee waivers and/or expense reimbursements.

Board Members. The BNY Hamilton Funds and the Trust have different Board members. However, John R. Alchin and Kim D. Kelly, current Independent Directors of the BNY Hamilton Funds, will serve as Board members of the Trust, if the Reorganizations are approved and consummated. More than 75% of the Board members of the Trust are not "interested persons" (as defined in the 1940 Act) of the BNY Funds or the Mellon Funds ("Independent Board Members"). For a description of the Board members of the Trust, see Exhibit C.

Independent Registered Public Accounting Firms. KPMG LLP is the independent registered public accounting firm for each Mellon Fund. Tait, Weller & Baker, LLP is the independent registered public accounting firm for each BNY Fund.

Capitalization. A description of the capitalization of each Mellon Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement.

Purchase Procedures. Although the methods available to purchase shares of the BNY Funds and the Mellon Funds and the automatic investment services they offer are similar, the procedures are different. See "Your Investment" in the relevant Mellon Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Mellon Fund's Statement of Additional Information for a discussion of purchase procedures for shares of the Mellon Fund.

Rule 12b-1 Plan. Class A shares of the BNY Funds are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, each BNY Fund pays its distributor, BNY Hamilton Distributors, Inc. ("BNYHD"), a fee at the annual rate of 0.25% of the value of the average daily net assets of Class A shares to finance the sale and distribution of Class A shares. BNYHD may pay all or a part of the Rule 12b-1 Plan fees it receives to third-party institutions. Because Rule 12b-1 fees are paid out of the assets attributable to Class A shares on an ongoing basis, over time they will increase the cost of your investment in Class A shares and may cost you more than paying other types of sales charges. There are no Rule 12b-1 Plan fees for Institutional shares of the BNY Funds nor for Class M shares or Investor shares of the Mellon Funds.

Shareholder Services Plan. Investor shares of each Mellon Fund are subject to a Shareholder Services Plan, pursuant to which each Mellon Fund pays its distributor, MBSC Securities Corporation ("MBSC"), a fee at the annual rate of 0.25% of the value of the average daily net assets of Investor shares for providing shareholder services to holders of Investor shares. There are no shareholder services plan fees for Class A shares or Institutional shares of the BNY Funds nor for Class M shares of the Mellon Funds. See "Shareholder Services Plan" in the relevant Mellon Fund's Statement of Additional Information for a discussion of the Mellon Fund's Shareholder Services Plan.

Redemption Procedures. Although the methods available to sell (redeem) shares of the BNY Funds and the Mellon Funds are similar, the procedures are different. See "Your Investment" in the relevant Mellon Fund's Prospectus and "How to Redeem Shares" in the Mellon Fund's Statement of Additional Information for a discussion of redemption procedures for shares of the Mellon Fund.

Distributions. The dividends and distributions policies of the Mellon Funds and the BNY Funds are substantially similar. The actual amount of dividends paid per share by the Mellon Funds and the BNY Funds is different. A description of the dividends and distributions policies for each Mellon Fund and corresponding BNY Fund is set forth in Exhibit A to this Combined Prospectus/Proxy Statement. See also "Distributions and Taxes" in the relevant Mellon Fund's Prospectus and "Dividends, Distributions and Taxes" in the Mellon Fund's Statement of Additional Information for a discussion of the Mellon Fund's dividends and distributions policies.

Shareholder Services. The shareholder services offered by the BNY Funds and the Mellon Funds are similar. Many of the privileges you currently have with respect to your BNY Fund account will transfer automatically to your account with the corresponding Mellon Fund. See "Individual Account Services and Policies" in the relevant Mellon Fund's Prospectus and "Shareholder Services" in the Mellon Fund's Statement of Additional Information for a discussion of the shareholder services offered by the Mellon Fund.

Certain Organizational Differences Between the Trust and the BNY Hamilton Funds. Each BNY Fund is a series of the BNY Hamilton Funds, which is a Maryland corporation, and the rights of its shareholders are governed by the BNY Hamilton Funds' Articles of Incorporation (the "Charter"), the BNY Hamilton Funds' By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Each Mellon Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the BNY Funds nor the Mellon Funds are required to hold annual shareholder meetings. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Trust, or a majority, in the case of the BNY Hamilton Funds, of the respective fund's outstanding voting shares. Moreover, the BNY Hamilton Funds and the Trust are each required to call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of their Board members then holding office have been elected by shareholders.

Shares of the Mellon Funds and the BNY Funds are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of a Mellon Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a meeting of shareholders of the Mellon Fund. The Charter provides that 33-1/3% of a BNY Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a meeting of shareholders of the BNY Fund. Matters requiring a larger vote by law or under the organizational documents for the BNY Hamilton Funds or the Trust are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, BNY Fund shareholders have no personal liability as such for the BNY Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Mellon Funds and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of a Mellon Fund or the Trust's Board members. The Trust Agreement provides for indemnification out of a Mellon Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Mellon Fund solely by reason of being or having been a shareholder of such Mellon Fund and not because of such shareholder's acts or omissions or some other reason. Thus, the Trust considers the risk of a Mellon Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Mellon Fund itself would be unable to meet its obligations. The Trust Agreement also provides that a Mellon Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Mellon Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Charter and By-Laws of the BNY Hamilton Funds, and subject to the 1940 Act, a Board member or officer of the BNY Hamilton Funds is not liable to a BNY Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Board member is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of a BNY Fund, except where the individual is adjudged liable to the BNY Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Board member or officer is entitled to advances of expenses in the course of litigation if (i) such Board member or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the BNY Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Board members or independent legal counsel determine there is a reason to believe the Board member or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Board members and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Board members and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust Agreement and By-Laws of the Trust, and subject to the 1940 Act, a Board member is entitled to indemnification against all liability and expenses reasonably incurred by such Board member in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Board member, unless such Board member is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Board member is entitled to advances of expenses in the course of litigation if (i) such Board member undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Board member provides acceptable security, (y) the Mellon Fund is insured against losses arising from the advances, or (z) the disinterested non-party Board members or independent legal counsel determine there is a reason to believe the Board member ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Mellon Fund may be indemnified to the same extent as Board members.

Under the 1940 Act, a Board member may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the BNY Funds, the BNY Hamilton Funds' Charter and By-Laws and the Maryland Code, and the Mellon Funds, the Trust's Trust Agreement and By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the BNY Hamilton Funds' Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATIONS

As you may know, The Bank of New York Company, Inc., BNY's former parent company, and Mellon Financial Corporation, Dreyfus' former parent company, merged in July 2007 to form BNY Mellon. As a result, BNY and Dreyfus became subsidiaries of BNY Mellon and affiliates of each other. Management of BNY Mellon is currently taking steps to integrate certain of the mutual fund investment management activities of these subsidiaries. As part of the integration process, management recommended to the BNY Hamilton Funds' Board of Directors that the BNY Funds be consolidated with the corresponding Mellon Funds. The Mellon Funds are series of the Trust, which is the primary mutual fund investment vehicle for BNY Mellon's wealth management organization. The Board of Directors of the BNY Hamilton Funds and the Board of Trustees of the Trust each have concluded that the Reorganization is in the best interests of each BNY Fund and its shareholders and each Mellon Fund and, with respect to each Mellon Pre-existing Fund, its shareholders, respectively. Management believes that the Reorganizations will be advantageous to the shareholders of the BNY Funds for several reasons. These reasons are also part of the factors considered by the BNY Hamilton Funds' Board of Directors in reaching its determination that participating in the proposed Reorganizations is in the best interests of each BNY Fund and its shareholders. First, with respect to each Mellon Successor Fund, the corresponding BNY Fund shareholders would enjoy continuity of portfolio management. As a result of steps taken to integrate certain of the mutual fund management activities of Dreyfus and BNY, each Mellon Successor Fund's primary portfolio manager is the primary portfolio manager for the corresponding BNY Fund, and the proposed Reorganizations do not involve any further changes in the portfolio managers of the Mellon Successor Funds. Second, with respect to each Mellon Successor Fund, the corresponding BNY Fund shareholders will be permitted to pursue the same investment goals in a fund that has the same or a substantially similar investment objective and substantially similar investment management policies and limitations as the corresponding BNY Fund. Third, with respect to each Mellon Pre-existing Fund, the corresponding BNY Fund shareholders will be permitted to pursue the same or substantially similar investment goals in a substantially larger fund that has the same or a lower total expense ratio, after fee waivers and/or expense reimbursements, than the corresponding BNY Fund. Fourth, management believes shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Fifth, as series of the Trust, the Mellon Funds should have a greater opportunity to retain asset size and/or attract additional assets than is currently available to the BNY Funds, which, in the long-term, management believes should help reduce the Mellon Successor Funds' per share operating expenses and provide the portfolio managers of each Mellon Fund with greater flexibility in managing the fund's portfolio, although this cannot be guaranteed. Sixth, Dreyfus has committed to limit for two years after the Reorganizations the total annual operating expenses of Class M shares and Investor shares of each Mellon Fund so that such expenses will not be higher than, and may be less than, the total annual operating expenses for Institutional shares and Class A shares, respectively, of the corresponding BNY Fund, after fee waivers and expense reimbursements, as of January 31, 2008. Seventh, the Reorganizations will provide BNY Fund shareholders with access to the investment options and shareholder services offered by the Trust. Eighth, the transaction will be tax free to the shareholders of the BNY Funds.

The Board of Trustees of the Trust considered that the Reorganizations present an opportunity for the Mellon Funds to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the relevant Mellon Fund. The Board of Trustees of the Trust also considered the estimated costs to Dreyfus of providing services to each Mellon Fund and the estimated profits to be realized by Dreyfus and its affiliates from the relationship with the Mellon Fund.

The Boards of the BNY Hamilton Funds and of the Trust also considered that Dreyfus, as well as MBSC (each Mellon Fund's principal distributor), will benefit from the Reorganizations. Because each Mellon Successor Fund will be the accounting survivor to the corresponding BNY Fund and will assume the BNY Fund's performance record, Dreyfus expects to be able to increase each Mellon Successor Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Future growth of assets benefits Dreyfus because it can be expected to increase the total amount of fees payable to Dreyfus and reduce the amount of fees and expenses, if any, required to be waived or reimbursed to maintain total annual operating expenses at agreed upon levels. In addition, the Reorganizations will eliminate the duplication of resources and costs associated with marketing and servicing the funds as part of separate fund complexes.

In determining whether to recommend approval of the relevant Reorganization, each Board, as applicable, also considered the following factors, among others: (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the BNY Fund's and the corresponding Mellon Fund's investment objectives, investment management policies and investment restrictions, as well as shareholder services offered by the BNY Fund and by the corresponding Mellon Fund; (3) the expense ratios and information regarding the fees and expenses of the BNY Fund and the corresponding Mellon Pre-existing Fund or the estimated expense ratios and information regarding the fees and expenses of the corresponding Mellon Successor Fund, as the case may be; (4) the tax consequences of the Reorganization; (5) the relative performance of the BNY Fund and the corresponding Mellon Pre-existing Fund; and (6) that the costs to be incurred by the BNY Fund and the corresponding Mellon Fund in connection with the Reorganization would be borne by Dreyfus and/or BNY, and not the BNY Fund or the Mellon Fund.

After considering the reasons described above, the Board of Directors of the BNY Hamilton Funds, including the BNY Hamilton Funds' Independent Directors, unanimously approved each Reorganization. Similarly, the Board of Trustees of the Trust, including the Independent Board Members, unanimously approved each Reorganization.

INFORMATION ABOUT THE REORGANIZATIONS

Plans of Reorganization. The following summary of each Plan is qualified in its entirety by reference to the form of Plan attached to this Combined Prospectus/Proxy Statement as Exhibit B. The Plan provides that, subject to the requisite approval of the BNY Fund's shareholders, the corresponding Mellon Fund will acquire all of the assets of the BNY Fund in exchange for Class M shares and Investor shares of the Mellon Fund and the assumption by the Mellon Fund of the BNY Fund's stated liabilities on September 12, 2008 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Mellon Fund shares to be issued to the relevant BNY Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the relevant class of the BNY Fund, and, if applicable, corresponding Dreyfus Pre-existing Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the BNY Fund and the corresponding Mellon Fund will be valued in accordance with the valuation practices of the Mellon Fund, which are the same as those of the BNY Fund and are described under the caption "Your Investment" in the relevant Mellon Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Mellon Fund's Statement of Additional Information.

On or before the Closing Date, each BNY Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to BNY Fund shareholders all of such BNY Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to BNY Fund shareholders.

As soon as conveniently practicable after the Closing Date, the relevant BNY Fund will liquidate and distribute pro rata to holders of its Institutional shares and Class A shares of record, as of the close of business on the Closing Date, the Mellon Fund Class M shares and Investor shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Mellon Fund in the name of each BNY Fund shareholder, each account being credited with the respective pro rata number of Mellon Fund shares due to the shareholder. After such distribution and the winding up of its affairs, each BNY Fund will cease operations and will be terminated as a series of the BNY Hamilton Funds. After the Closing Date, any outstanding certificates representing BNY Fund shares will be canceled and the Mellon Fund shares distributed to the BNY Fund's shareholders of record will be reflected on the books of the Mellon Fund as uncertificated, book-entry shares.

A Plan may be amended at any time prior to the Reorganization. Each BNY Fund will provide its shareholders with information describing any material amendment to the Plan before shareholder consideration. The obligations of the BNY Hamilton Funds, on behalf of each BNY Fund, and the Trust, on behalf of each Mellon Fund, under the respective Plan are subject to various conditions, including approval by BNY Fund shareholders holding the requisite number of BNY Fund shares and the continuing accuracy of various representations and warranties of the BNY Hamilton Funds, on behalf of each BNY Fund, and the Trust, on behalf of each Mellon Fund.

The total expenses of the Reorganizations are expected to be approximately $___________, which will be borne by Dreyfus and/or BNY. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus and/or BNY may pay persons holding BNY Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the BNY Hamilton Funds' Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus and/or BNY, is estimated to be approximately $_______, which amount is included in the estimated total expenses of the Reorganizations listed above.

By approving the relevant Reorganization, BNY Fund shareholders are also, in effect, agreeing to the corresponding Mellon Fund's investment objective and policies, investment advisory, administration and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganizations are not approved by BNY Fund shareholders, the BNY Hamilton Funds' Board will consider other appropriate courses of action with respect to the BNY Funds.

Temporary Suspension of Certain of the BNY Funds' Investment Restrictions. Since certain of the BNY Funds' existing investment restrictions could preclude the BNY Funds from consummating the Reorganizations in the manner contemplated in the respective Plan, BNY Fund shareholders are requested to authorize the temporary suspension of any investment restriction of their BNY Fund to the extent necessary to permit the consummation of such Reorganization. The temporary suspension of any of a BNY Fund's investment restrictions will not affect the investment restrictions of the corresponding Mellon Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of each BNY Fund's assets for the corresponding Mellon Fund shares, the Mellon Fund's assumption of the BNY Fund's stated liabilities, and the BNY Fund's distribution of those shares to BNY Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). With respect to each BNY Fund, as a condition to the closing of the Reorganization of the BNY Fund, the BNY Fund and the corresponding Mellon Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Independent Board Members of the Trust, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the BNY Fund's assets to the Mellon Fund in exchange solely for Mellon Fund shares and the assumption by the Mellon Fund of the BNY Fund's stated liabilities, followed by the distribution by the BNY Fund of those Mellon Fund shares pro rata to BNY Fund shareholders in complete liquidation of the BNY Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the BNY Fund and the Mellon Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Mellon Fund upon the receipt of the assets of the BNY Fund in exchange solely for Mellon Fund shares and the assumption by the Mellon Fund of stated liabilities of the BNY Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the BNY Fund upon the transfer of its assets to the Mellon Fund in exchange solely for Mellon Fund shares and the assumption by the Mellon Fund of stated liabilities of the BNY Fund or upon the distribution (whether actual or constructive) of those Mellon Fund shares to BNY Fund shareholders in exchange for their shares of the BNY Fund in liquidation of the BNY Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by BNY Fund shareholders upon the exchange of their BNY Fund shares for Mellon Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Mellon Fund shares received by each BNY Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the BNY Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Mellon Fund shares received by each BNY Fund shareholder will include the period during which the BNY Fund shares exchanged therefor were held by such shareholder (provided the BNY Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each BNY Fund asset acquired by the Mellon Fund will be the same as the tax basis of such asset to the BNY Fund immediately prior to the Reorganization, and the holding period of each BNY Fund asset in the hands of the Mellon Fund will include the period during which that asset was held by the BNY Fund.

The BNY Funds and the Mellon Funds have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. BNY Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization of their BNY Fund in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, BNY Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization of their BNY Fund.

Required Vote and Board's Recommendation

With respect to each BNY Fund, the BNY Hamilton Funds' Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the BNY Fund and its shareholders and (2) the interests of shareholders of the BNY Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the BNY Fund's shares outstanding and entitled to vote is required to approve the relevant Plan and the Reorganization.

THE BNY HAMILTON FUNDS' BOARD, INCLUDING THE BNY HAMILTON FUNDS' INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION OF THEIR BNY FUND.

ADDITIONAL INFORMATION ABOUT THE MELLON FUNDS AND THE BNY FUNDS

Information about the Mellon Funds is incorporated by reference into this Combined Prospectus/Proxy Statement from the relevant Mellon Fund's Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-34844). Information about the BNY Funds is incorporated by reference into this Combined Prospectus/Proxy Statement from each BNY Fund's Institutional shares Prospectus and Class A shares Prospectus, as the case may be, forming a part of the BNY Hamilton Funds' Registration Statement on Form N-1A (File No. 033-47703).

The BNY Funds and the Mellon Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the BNY Funds and the Mellon Funds may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov, or www.bnyhamilton.com (for the BNY Funds) or www.dreyfus.com (for the Mellon Funds). Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding BNY Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Combined Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the relevant BNY Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote BNY Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the BNY Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

BNY has advised the BNY Funds that it intends to vote BNY Fund shares over which it has voting power, and that are held by BNY directly or on behalf of its employees, in the same proportions as the votes cast by other holders of BNY Fund shares. BNY Fund shares over which BNY has voting discretion will be voted (i) in the manner instructed by BNY's clients for whom such shares are held, or (ii) if such instructions are not received, in accordance with the recommendations of an independent fiduciary.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to BNY Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of record of one-third of the relevant BNY Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Mellon Funds' shareholders are not being solicited since their approval or consent is not necessary for the Reorganizations.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the BNY Funds for the fiscal year ended December 31, 2007 have been incorporated herein by reference in reliance upon the reports of Tait, Weller & Baker, LLP, the BNY Funds' independent registered public accounting firm. The audited financial statements of the Mellon Pre-existing Funds for the fiscal year ended August 31, 2007 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, the Mellon Funds' independent registered public accounting firm.

OTHER MATTERS

The BNY Hamilton Funds' Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the relevant BNY Fund, in care of Citi Fund Services Ohio, Inc., 3455 Stelzer Road, Columbus, Ohio 43219, whether other persons are the beneficial owners of BNY Fund shares for which proxies are being solicited from you, and, if so*, the number of copies of the Combined Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of BNY Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

COMPARISON OF THE BNY FUNDS AND THE MELLON FUNDS

Name of Funds	Page

BNY Hamilton Core Bond Fund
and BNY Mellon Bond Fund	A-2

BNY Hamilton Intermediate Tax-Exempt Fund
and BNY Mellon National Intermediate Municipal Bond Fund	A-15

BNY Hamilton Small Cap Growth Fund
and BNY Mellon Small Cap Stock Fund	A-28

BNY Hamilton Small Cap Core Equity Fund
and BNY Mellon Small Cap Stock Fund	A-42

BNY Hamilton Intermediate Government Fund
and BNY Mellon Intermediate U.S. Government Fund	A-56

BNY Hamilton Intermediate New York Tax-Exempt Fund
and BNY Mellon New York Intermediate Tax-Exempt Bond Fund	A-65

BNY Hamilton International Equity Fund
and BNY Mellon International Appreciation Fund	A-74

•	BNY HAMILTON CORE BOND FUND AND BNY MELLON BOND FUND

It is proposed that BNY Hamilton Core Bond Fund (the "BNY Fund") transfer all of its assets to BNY Mellon Bond Fund (the "Mellon Fund"), in exchange for Class M shares and Investor shares of the Mellon Fund and the assumption by the Mellon Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Mellon Fund is a pre-existing fund that has its own investment operations and performance record. It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class M shares and Investor shares (or fractions thereof) of the Mellon Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Class A shares, respectively, as of the date of the Reorganization.

Goal/Approach. The Mellon Fund and the BNY Fund have substantially similar investment objectives and investment management policies. The Mellon Fund seeks total return (consisting of capital appreciation and current income). The Mellon Fund's investment objective is non-fundamental and may be changed without shareholder approval. The BNY Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. The BNY Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the BNY Fund's outstanding voting shares.

The Mellon Fund and the BNY Fund have substantially similar investment policies. The Mellon Fund, like the BNY Fund, normally invests at least 80% of its assets in fixed-income securities of U.S. and foreign issuers that are rated investment grade (BBB/Baa or higher) or are the unrated equivalent as determined by the relevant fund's investment adviser. Each fund's portfolio may include various types of fixed-income securities, such as U.S. government and agency bonds and notes, corporate bonds and notes, mortgage-related securities, asset-backed securities, and foreign corporate and government bonds. The Mellon Fund, like the BNY Fund, may invest a significant portion of its assets in mortgage-related securities (including commercial mortgage-backed securities and collateralized mortgage obligations (CMOs)).

The BNY Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by BNY. The Mellon Fund invests only in fixed-income securities that are rated investment grade at the time of purchase, or are the unrated equivalent as determined by Dreyfus.

The BNY Fund may invest without limitation in fixed-income securities of foreign issuers, including those of issuers in emerging markets. Other than investments in foreign government bonds, the BNY Fund's investments in foreign securities consist of U.S. dollar-denominated securities only. The Mellon Fund may invest up to 20% of its assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets.

The BNY Fund normally maintains an average effective portfolio maturity ranging between 3 and 10 years. The BNY Fund attempts to manage interest rate risk by adjusting the duration of its portfolio, although it does not target any specific range of portfolio duration. The BNY Fund may invest in individual securities with different remaining maturities and of any duration. Generally, the Mellon Fund can be expected to have an effective portfolio duration of 8 years or less. The Mellon Fund has no limitations with respect to its portfolio maturity and may invest in individual securities of any maturity or duration. As of December 31, 2007, the average effective maturity of the BNY Fund's portfolio and the Mellon Fund's portfolio was 6.49 years and 6.70 years, respectively. The average effective duration of the BNY Fund's portfolio and the Mellon Fund's portfolio as of such date was 4.38 years and 4.30 years, respectively. Duration is a measure of how sensitive a bond or a fund's portfolio may be to changes in interest rates — generally, the longer a fund's duration, the more likely its portfolio is to react to interest rate fluctuations and the greater its long-term risk/return potential. Average effective portfoliomaturity isan average of the maturities of bonds held by a fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. The primary portfolio manager of the BNY Fund and the Mellon Fund and management believe that, because of prevalent market conditions, the characteristics of the funds' portfolios are not significantly different.

For the Mellon Fund, as for the BNY Fund, the fund's portfolio manager uses a disciplined process to select bonds and manage risk. The portfolio manager chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and the outlook for the securities market. Bonds selected must fit within management's pre-determined target positions for quality, duration, coupon, maturity and sector. The investment management process includes computer modeling and scenario testing of possible changes in market conditions. The portfolio manager uses other techniques in an attempt to manage market risk and duration.

Each fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy. To enhance current income, the Mellon Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Each fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The Mellon Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Mellon Fund participates in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Main Risks. Because each fund has substantially similar investment objectives and investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Mellon Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Mellon Fund's Prospectus, are discussed below. As a result, the value of your investment in the Mellon Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•

Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of a fund's "callable" issues are subject to increased price fluctuation.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. Although the BNY Fund invests primarily in investment grade bonds, the BNY Fund may invest to a limited extent in high yield ("junk") bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general. In addition, although bonds must be rated investment grade when purchased by the Mellon Fund, they may subsequently be downgraded.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically even during periods of declining interest rates. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of a fund's mortgage-related and asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

•

Market sector risk. Each fund's overall risk level will depend on the market sectors in which the fund is invested and current interest rates, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies.

•

Derivatives risk. The Mellon Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), forward contracts and swaps, and may invest in mortgage-related securities and asset-backed securities. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Mellon Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contracts, or other economic variable. A fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures and forward contracts, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

The Mellon Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Mellon Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance. Forward roll transactions will increase a fund's portfolio turnover rate.

While some securities purchased by the Mellon Fund or the BNY Fund may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Under adverse market conditions, the Mellon Fund and the BNY Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Mellon Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Mellon Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Advisory and Administration Fees. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.50% of the value of the BNY Fund's average daily net assets up to $500 million and 0.45% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.50% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Mellon Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.40% of the value of the Mellon Fund's average daily net assets. The Mellon Fund also has agreed to pay Mellon Bank, N.A. an administration fee, which, based on the aggregate net assets of the Trust on January 31, 2008, is currently payable at an annual rate of 0.128% of the value of the Mellon Fund's average daily net assets. Whereas, the administration fee paid by the Mellon Fund includes transfer agency fees, the administration fee paid by the BNY Fund does not include such fees. As a result of the Reorganization, the investment advisory and administration fees payable to Dreyfus and Mellon Bank, N.A., respectively, by the Mellon Fund for the provision of investment advisory and administration services will not exceed the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services as of the date of the Reorganization.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the Mellon Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Mellon Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Class M shares and Investor shares of the Mellon Fund had a lower total expense ratio than Institutional shares and Class A shares, respectively, of the BNY Fund, as of January 31, 2008. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Mellon Fund for the two-year period after the Reorganization, so that the direct expenses of Class M shares and Investor shares of the Mellon Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses listed in the fee table for Institutional shares and Class A shares, respectively, of the BNY Fund.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Mellon Fund Class M	Pro Forma After Reorganization Mellon Fund Class M
Investment advisory fees	0.50%[1]	0.40%	0.40%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses[2]	0.21%	0.15%	0.15%
Total	0.71%	0.55%	0.55%
Fee waiver and/or expense reimbursement	(0.02)%	N/A	N/A
Net operating expenses	0.69%	0.55%	0.55%

	BNY Fund Class A	Mellon Fund Investor Shares	Pro Forma After Reorganization Mellon Fund Investor Shares
Investment advisory fees	0.50%[1]	0.40%	0.40%
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses[2]	0.21%	0.15%	0.15%
Total	0.96%	0.80%	0.80%
Fee waiver and/or expense reimbursement	(0.02)%	N/A	N/A
Net operating expenses	0.94%	0.80%	0.80%

_______________________

1 The investment advisory fee for the BNY Fund varies depending on the asset level of the BNY Fund. The investment advisory fee is paid at the annual rate of 0.50% of the value of the BNY Fund's average daily net assets up to $500 million and 0.45% of the value of such assets over $500 million.

2 Included under "Other expenses" for the BNY Fund and the Mellon Fund is an administration fee of 0.10% and 0.128% payable to BNY and Mellon Bank, N.A., respectively, by such fund.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares of the BNY Fund reflect the 4.25% maximum sales load applicable to Class A shares of the BNY Fund. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the BNY Fund. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Mellon Fund		After Reorganization Mellon Fund
	Institutional Shares	Class A Shares	Class M Shares	Investor Shares	Class M Shares	Investor Shares
1 Year	$70	$517	$56	$82	$56	$82
3 Years	$225	$716	$176	$255	$176	$255
5 Years	$393	$931	$307	$444	$307	$444
10 Years	$881	$1,551	$689	$990	$689	$990

Past Performance. The bar charts and tables below illustrate the risks of investing in the Mellon Fund and the BNY Fund. Before the Mellon Fund commenced operations on October 2, 2000, substantially all of the assets of a predecessor common trust fund ("CTF") that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the Mellon Fund were transferred to the Mellon Fund. The predecessor CTF was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that might have adversely affected performance. The bar chart for the Mellon Fund shows the changes in the performance of the Mellon Fund's Class M shares from year to year and the bar chart for the BNY Fund shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The top table for the Mellon Fund compares the average annual total returns of the Mellon Fund's Class M shares over time to those of the Lehman Brothers U.S. Aggregate Index (the "Aggregate Bond Index"), a broad-based, unmanaged, market-weighted index designed to measure the performance of the U.S. dollar-denominated, investment grade, fixed-rate, taxable bond market. Please note that the performance figures for the Mellon Fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the Mellon Fund's predecessor CTF through October 1, 2000, adjusted to reflect the Mellon Fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the Mellon Fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the Mellon Fund's Class M shares thereafter. The bottom table for the Mellon Fund compares the average annual total returns of each of the Mellon Fund's share classes to those of the Aggregate Bond Index for various periods since the date the Mellon Fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the Mellon Fund's Class M shares are shown before and after taxes and do not reflect the performance of the Mellon Fund's predecessor CTF. The table for the BNY Fund compares the average annual total returns of each of the BNY Fund's share classes also to those of the Aggregate Bond Index. These returns do not reflect the sales load applicable to the BNY Fund's Class A shares, because the Mellon Fund's shares are not subject to any sales loads.

After-tax performance is shown only for the Mellon Fund's Class M shares and the BNY Fund's Institutional shares. After-tax performance of Investor shares and Class A shares, respectively, will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class due to differences in expenses.

The Mellon Fund's predecessor CTF was not authorized to invest in Rule 144A securities, convertible bonds or futures, forward or option contracts. The Mellon Fund does not anticipate that its authority to invest in futures, forward and option contracts, Rule 144A securities and convertible bonds will cause its performance to differ materially from what it would be if it could not so invest. In addition, the Mellon Fund expects that its effective duration will not exceed 8 years. The Mellon Fund's predecessor CTF had no maximum duration policy. During the period for which the Mellon Fund's performance is presented below (through October 1, 2000), the Mellon Fund's predecessor CTF's duration generally ranged between 3.32 and 6.05 years.

Mellon Fund – Class M Shares

Year-by-year total returns as of 12/31 each year (%)*

+8.19	-1.41	+10.51	+8.20	+7.12	+4.39	+3.63	+1.68	+3.84	+6.74
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q3 '01	+4.54%

Worst Quarter:	Q2 '04	-2.28%

The year-to-date total return of the Mellon Fund's Class M shares as of 3/31/08 was ____%.

* Reflects the performance of the Mellon Fund's predecessor CTF through 10/1/00.

Mellon Fund – Class M

Average annual total returns as of 12/31/07

	1 Year	5 Years	10 Years*

Class M shares	6.74%	4.04%	5.23%

Aggregate Bond Index	6.97%	4.42%	5.97%

________________

* Reflects the performance of the Mellon Fund's predecessor CTF through 10/1/00.

Mellon Fund

Average annual total returns as of 12/31/07

Share Class/ Inception Date	1 Year	5 Years	Since Inception

Class M shares (10/2/00) returns before taxes	6.74%	4.04%	5.45%

Class M shares returns after taxes on distributions	4.95%	2.31%	3.48%

Class M shares returns after taxes on distributions and sale of fund shares	4.34%	2.45%	3.49%

Investor shares (7/11/01) returns before taxes	6.58%	3.77%	4.55%

Aggregate Bond Index reflects no deduction for fees, expenses or taxes	6.97%	4.42%	6.20%†

_____________________

† From inception of Class M shares. For comparative purposes, the value of the Index on 9/30/00 is used as the beginning value on 10/2/00. For the period 6/30/01 through 12/31/07, the average annual total return for the Index was 5.69%.

BNY Fund – Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+8.56	-1.47	+9.37	+7.21	+8.08	+3.43	+3.91	+1.57	+3.93	+5.54
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q3 '98	+4.43%

Worst Quarter:	Q2 '04	-2.32%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	10 Years

Institutional shares returns before taxes	5.54%	3.67%	4.96%

Institutional shares returns after taxes on distributions	3.79%	2.05%	2.93%

Institutional shares returns after taxes on distributions and sale of fund shares	3.56%	2.20%	3.00%

Class A shares returns before taxes	5.38%	3.41%	4.70%

Aggregate Bond Index reflects no deduction for fees, expenses or taxes	6.97%	4.42%	5.97%

Primary Portfolio Manager. John F. Flahive, CFA, serves as the Mellon Fund's primary portfolio manager, a position he has held since August 2005. Mr. Flahive also serves as the BNY Fund's primary portfolio manager, a position he has held since November 1, 2007. Mr. Flahive has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also a first vice president of Mellon Trust of New England, N.A., which he joined in October 1994.

Distributions. The dividends and distributions policies of the Mellon Fund and the BNY Fund are substantially similar. The Mellon Fund and the BNY Fund normally pay dividends monthly and distribute any capital gains annually.

Capitalization. The Mellon Fund has classified its shares into two classes –  Class M shares and Investor shares. The BNY Fund has classified its shares into two classes –  Institutional shares and Class A shares. Holders of Institutional shares and Class A shares of the BNY Fund will receive Class M shares and Investor shares, respectively, of the Mellon Fund in the Reorganization. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Mellon Fund's shares and (3) the pro forma capitalization of each class of the Mellon Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	Mellon Fund Class M	Adjustments Class M	Pro Forma After Reorganization Mellon Fund Class M
Total net assets	$341,605,723	$967,085,265		$1,308,690,988
Net asset value per share	$9.97	$12.48		$12.48
Shares outstanding	34,254,476	$77,478,607	(6,889,322)	104,843,761

	BNY Fund Class A	Mellon Fund Investor Shares	Adjustments Investor Shares	Pro Forma After Reorganization Mellon Fund Investor Shares
Total net assets	$1,503,907	$3,942,143		$5,446,050
Net asset value per share	$9.98	$12.46		$12.46
Shares outstanding	150,717	316,423	(29,998)	437,142

The Mellon Fund's total net assets (attributable to Class M shares and Investor shares) and the BNY Fund's total net assets (attributable to Institutional shares and Class A shares), as of December 31, 2007, were approximately $971.0 million and $343.1 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Class A Shares Outstanding
35,974,301.720	150,061.110

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

Alan J. Heuer, IRA 375 Middlesex Road Darien, CT 06820	11.96%	3.25%

Margaret L. Greene Lyford K. Greene JTWROS 2700 Bedford Road c/o EG Partners Lowellville, OH 44436	9.10%	2.47%

HSBC Securities (USA) Inc. 452 Fifth Avenue New York, NY 10018	7.56%	2.05%

Christopher Gray SEP IRA 1105 Park Avenue New York, NY 10128	6.75%	1.83%

The Paget Disease Foundation 120 Wall Street New York, NY 10005	6.19%	1.68%

Francis B. Thurber Carolyn I. Thurber JTWROS 804 Eagle Bay Drive Ossining, NY 10562	5.24%	1.42%

As of February 29, 2008, the following shareholders were known by the Mellon Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Mellon Fund:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Investor Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	45.49%	33.14%

Munfy & Co. c/o The Muncy Bank & Trust 2 N. Main Street Muncy, PA 17756	17.84%	13.00%

Reliance Trust Co., Custodian F/B/O Zito Media Retirement Savings Plan P.O. Box 48529 Atlanta, GA 30362	8.68%	6.32%

SEI Private Trust c/o TIAA CREF One Freedom Valley Drive Oaks, PA 19456	8.31%	6.05%

Class M Shares

SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	98.96%	73.59%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the Trust and the BNY Hamilton Funds, as a group, owned less than 1% of the Mellon Fund's and the BNY Fund's outstanding shares, respectively.

•	BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND AND BNY MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND

It is proposed that BNY Hamilton Intermediate Tax-Exempt Fund (the "BNY Fund") transfer all of its assets to BNY Mellon National Intermediate Municipal Bond Fund (the "Mellon Fund"), in exchange for Class M shares and Investor shares of the Mellon Fund and the assumption by the Mellon Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Mellon Fund is a pre-existing fund that has its own investment operations and performance record. It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class M shares and Investor shares (or fractions thereof) of the Mellon Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Class A shares, respectively, as of the date of the Reorganization.

Goal/Approach. The Mellon Fund and the BNY Fund have substantially similar investment objectives and investment management policies. The Mellon Fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Mellon Fund's investment objective is non-fundamental and may be changed without shareholder approval. The BNY Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal. The BNY Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the BNY Fund's outstanding voting shares.

The Mellon Fund and the BNY Fund have substantially similar investment policies. The Mellon Fund, like the BNY Fund, normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. Each fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in taxable bonds. The Mellon Fund's investments in municipal bonds and taxable bonds must be rated investment grade (BBB/Baa or higher) at the time of purchase or, if unrated, deemed of comparable quality by Dreyfus. Typically, the BNY Fund also invests in investment grade municipal bonds or taxable bonds.

Although each fund seeks to provide income exempt from federal income tax, interest from some fund holdings may be subject to the federal alternative minimum tax ("AMT"). The BNY Fund is subject to a 20% limitation on the amount of its assets that may be invested in municipal bonds subject to the federal AMT. The Mellon Fund may invest without limitation in municipal bonds subject to the federal AMT if Dreyfus determines that their purchase is consistent with the Mellon Fund's investment objective. As of December 31, 2007, 12.83% of the BNY Fund's assets and 1.68% of the Mellon Fund's assets, respectively, were invested in municipal obligations subject to the federal AMT.

The BNY Fund normally maintains an average effective portfolio maturity ranging between 3 and 10 years. The BNY Fund has no limitations with respect to its portfolio duration and may invest in individual securities of any maturity and duration. Generally, the Mellon Fund can be expected to have an average effective portfolio maturity ranging between 3 and 10 years and an effective portfolio duration of 8 years or less. The Mellon Fund may invest in individual securities of any maturity or duration. As of December 31, 2007, the average effective maturity of the BNY Fund's portfolio and the Mellon Fund's portfolio was 6.20 years and 6.89 years, respectively. The average effective duration of the BNY Fund's portfolio and the Mellon Fund's portfolio as of such date was 4.99 years and 5.28 years, respectively. Duration is a measure of how sensitive a bond or a fund's portfolio may be to changes in interest rates " generally, the longer a fund's duration, the more likely its portfolio is to react to interest rate fluctuations and the greater its long-term risk/return potential. Average effective portfoliomaturity isan average of the maturities of bonds held by a fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. The primary portfolio manager of the BNY Fund and the Mellon Fund and management believe that, because of prevalent market conditions, the characteristics of the funds' portfolios are not significantly different.

Each fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as part of a hedging strategy. The Mellon Fund may use derivatives as a substitute for investing directly in an underlying asset, to manage duration or interest rate risk, or to increase returns . The Mellon Fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates ("inverse floaters") and each fund may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The Mellon Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Mellon Fund's total assets. The Mellon Fund participates in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent. The BNY Fund does not lend its portfolio securities.

The BNY Fund is diversified, which means that with respect to 75% of its total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer. The Mellon Fund is not diversified, which means that the proportion of the Mellon Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

Main Risks. Because each fund has substantially similar investment objectives and investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Mellon Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Mellon Fund's Prospectus, are discussed below. As a result, the value of your investment in the Mellon Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund's share price. The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•

Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of a fund's "callable" issues are subject to increased price fluctuation.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price.

•

Issuer and market risk. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which a fund invests may have an impact on the fund's share price.

•

Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically even during periods of declining interest rates.

•

Market sector risk. Each fund's overall risk level will depend on the market sectors in which the fund is invested and current interest rates, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•

Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although each fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), from federal income tax, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•

Derivatives risk. The Mellon Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Mellon Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•

Leveraging risk. The use of leverage, such as engaging in forward commitment transactions, entering into futures contracts, and investing in inverse floaters, may cause taxable income and may magnify a fund's gains or losses.

•

Non-diversification risk. (Mellon Fund only) The Mellon Fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the Mellon Fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Although each fund seeks to provide income exempt from federal income tax, interest from some fund holdings may be subject to federal income tax, including the federal AMT. In addition, each fund may invest for temporary defensive purposes, up to all of its assets in U.S. Treasury securities and money market securities and in taxable bonds. During such periods, the fund may not achieve its investment objective.

Although municipal bonds and taxable bonds when purchased by the Mellon Fund must be, and when purchased by the BNY Fund typically are, rated investment grade, such bonds may subsequently be downgraded.

The Mellon Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Mellon Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Investment Advisory and Administration Fees. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.50% of the value of the BNY Fund's average daily net assets up to $500 million and 0.45% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.50% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Mellon Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.35% of the value of the Mellon Fund's average daily net assets. The Mellon Fund also has agreed to pay Mellon Bank, N.A. an administration fee, which, based on the aggregate net assets of the Trust on January 31, 2008, is currently payable at an annual rate of 0.128% of the value of the Mellon Fund's average daily net assets. Whereas, the administration fee paid by the Mellon Fund includes transfer agency fees, the administration fee paid by the BNY Fund does not include such fees. As a result of the Reorganization, the investment advisory and administration fees payable to Dreyfus and Mellon Bank, N.A., respectively, by the Mellon Fund for the provision of investment advisory and administration services will not exceed the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services as of the date of the Reorganization.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the Mellon Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Mellon Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Class M shares and Investor shares of the Mellon Fund had a lower total expense ratio than Institutional shares and Class A shares, respectively, of the BNY Fund, as of January 31, 2008. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Mellon Fund for the two-year period after the Reorganization, so that the direct expenses of Class M shares and Investor shares of the Mellon Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the total operating expenses listed in the fee table for Institutional shares and Class A shares, respectively, of the BNY Fund.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Mellon Fund Class M	Pro Forma After Reorganization Mellon Fund Class M
Investment advisory fees	0.50%[1]	0.35%	0.35%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses[2]	0.19%	0.15%	0.15%
Total	0.69%	0.50%	0.50%

	BNY Fund Class A	Mellon Fund Investor Shares	Pro Forma After Reorganization Mellon Fund Investor Shares
Investment advisory fees	0.50%[1]	0.35%	0.35%
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses[2]	0.19%	0.15%	0.15%
Total	0.94%	0.75%	0.75%

_______________________

1 The investment advisory fee for the BNY Fund varies depending on the asset level of the BNY Fund. The investment advisory fee is paid at the annual rate of 0.50% of the value of the BNY Fund's average daily net assets up to $500 million and 0.45% of the value of such assets over $500 million.

2 Included under "Other expenses" for the BNY Fund and the Mellon Fund is an administration fee of 0.10% and 0.128% payable to BNY and Mellon Bank, N.A., respectively, by such fund.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares of the BNY Fund reflect the 4.25% maximum sales load applicable to Class A shares of the BNY Fund. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Mellon Fund		Pro Forma After Reorganization Mellon Fund
	Institutional Shares	Class A Shares	Class M Shares	Investor Shares	Class M Shares	Investor Shares
1 Year	$70	$517	$51	$77	$51	$77
3 Years	$221	$712	$160	$240	$160	$240
5 Years	$384	$923	$280	$417	$280	$417
10 Years	$859	$1,531	$628	$930	$628	$930

Past Performance. The bar charts and tables below illustrate the risks of investing in the Mellon Fund and the BNY Fund. Before the Mellon Fund commenced operations on October 2, 2000, substantially all of the assets of a predecessor common trust fund ("CTF") that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the Mellon Fund were transferred to the Mellon Fund. The predecessor CTF was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that might have adversely affected performance. The bar chart for the Mellon Fund shows the changes in the performance of the Mellon Fund's Class M shares from year to year and the bar chart for the BNY Fund shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The top table for the Mellon Fund compares the average annual total returns of the Mellon Fund's Class M shares over time to those of the Lehman Brothers 7-Year Municipal Bond Index (the "Lehman 7-Year Municipal Bond Index"), a broad-based, unmanaged index designed to measure the performance of investment grade municipal bonds maturing in the 6- to 8-year range, which is the Mellon Fund's benchmark, and to those of the Lehman Brothers 5-Year General Obligation Municipal Bond Index (the "Lehman 5-Year Municipal Bond Index"), a broad-based, unmanaged index designed to measure the performance of intermediate-term general obligation municipal bonds, which is the BNY Fund's benchmark. Please note that the performance figures for the Mellon Fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the Mellon Fund's predecessor CTF through October 1, 2000, adjusted to reflect the Mellon Fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the Mellon Fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the Mellon Fund's Class M shares thereafter. The bottom table for the Mellon Fund compares the average annual total returns of each of the Mellon Fund's share classes to those of the Lehman 7-Year Municipal Bond Index and the Lehman 5-Year Municipal Bond Index for various periods since the date the Mellon Fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the Mellon Fund's Class M shares are shown before and after taxes and do not reflect the performance of the Mellon Fund's predecessor CTF. The table for the BNY Fund compares the average annual total returns of each of the BNY Fund's share classes also to those of the Lehman 7-Year Municipal Bond Index and the Lehman 5-Year Municipal Bond Index. These returns do not reflect the sales load applicable to the BNY Fund's Class A shares, because the Mellon Fund's shares are not subject to any sales loads.

After-tax performance is shown only for the Mellon Fund's Class M shares and the BNY Fund's Institutional shares. After-tax performance of Investor shares and Class A shares, respectively, will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class due to differences in expenses.

The Mellon Fund's predecessor CTF was not authorized to enter into futures or option contracts. The Mellon Fund does not anticipate that its authority to enter into futures and option contracts will cause its performance to differ materially from what it would be if it could not enter into such contracts. In addition, the Mellon Fund expects that its effective duration will not exceed 8 years. The Mellon Fund's predecessor CTF had no maximum duration policy. During the period for which the Mellon Fund's performance is presented below (through October 1, 2000), the Mellon Fund's predecessor CTF's duration generally ranged between 4.25 and 6.50 years.

Mellon Fund–Class M Shares

Year-by-year total returns as of 12/31 each year (%)*

+6.27	-1.49	+9.99	+4.99	+8.21	+5.01	+3.74	+2.09	+4.24	+3.39
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q3 '02	+4.16%

Worst Quarter:	Q2 '99	-1.88%

The year-to-date total return of the Mellon Fund's Class M shares as of 3/31/08 was ____%.

* Reflects the performance of the Mellon Fund's predecessor CTF through 10/1/00.

Mellon Fund–Class M

Average annual total returns as of 12/31/07

	1 Year	5 Years	10 Years*

Class M shares	3.39%	3.69%	4.60%

Lehman 7-Year Municipal Bond Index	5.06%	3.86%	4.96%

Lehman 5-Year Municipal Bond Index	5.15%	3.25%	4.57%

______________________

* Reflects the performance of the Mellon Fund's predecessor CTF through 10/1/00.

Mellon Fund

Average annual total returns as of 12/31/07

Share Class/ Inception Date	1 Year	5 Years	Since Inception

Class M shares (10/2/00) returns before taxes	3.39%	3.69%	4.87%

Class M shares returns after taxes on distributions	3.39%	3.64%	4.79%

Class M shares returns after taxes on distributions and sale of fund shares	3.60%	3.71%	4.74%

Investor shares (7/11/01) returns before taxes	3.21%	3.43%	4.13%

Lehman 7-Year Municipal Bond Index reflects no deduction for fees, expenses or taxes	5.06%	3.86%	5.25%†

Lehman 5-Year Municipal Bond Index reflects no deduction for fees, expenses or taxes	5.15%	3.25%	4.74%†

______________________

†From inception of Class M shares. For comparative purposes, the value of each index on 9/30/00 is used as the beginning value on 10/2/00. For the period 6/30/01 through 12/31/07, the average annual total returns for the Lehman 7-Year Municipal Bond Index and Lehman 5-Year Municipal Bond Index were 4.82% and 4.26%, respectively.

BNY Fund – Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+5.37	-2.06	+9.30	+4.58	+9.24	+3.65	+2.23	+1.42	+3.44	+3.92
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q2 '02	+4.06%

Worst Quarter:	Q2 '99	-2.31%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	10 Years

Institutional shares returns before taxes	3.92%	2.93%	4.06%

Institutional shares returns after taxes on distributions	3.90%	2.81%	3.91%

Institutional shares returns after taxes on distributions and sale of fund shares	3.78%	2.96%	3.96%

Class A shares returns before taxes	3.56%	2.61%	3.79%

Lehman 7-Year Municipal Bond Index reflects no deduction for fees, expenses or taxes	5.06%	3.86%	4.96%

Lehman 5-Year Municipal Bond Index reflects no deduction for fees, expenses or taxes	5.15%	3.25%	4.57%

Primary Portfolio Managers. John F. Flahive, CFA, and Mary Collette O'Brien, CFA, serve as the Mellon Fund's primary portfolio managers, positions they have held since October 2000 and March 2006, respectively. Mr. Flahive also serves as the BNY Fund's primary portfolio manager, a position he has held since November 1, 2007. Mr. Flahive has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also a first vice president of Mellon Trust of New England, N.A., which he joined in October 1994. Ms. O'Brien has been a portfolio manager at Dreyfus since July 1996. Ms. O'Brien is also a vice president of Mellon Trust of New England, N.A., which she joined in April 1995.

Distributions. The dividends and distributions policies of the Mellon Fund and the BNY Fund are substantially similar. The Mellon Fund and the BNY Fund normally pay dividends monthly and distribute any capital gains annually.

Capitalization. The Mellon Fund has classified its shares into three classes " Class M shares, Investor shares and Dreyfus Premier shares. The BNY Fund has classified its shares into two classes " Institutional shares and Class A shares. Holders of Institutional shares and Class A shares of the BNY Fund will receive Class M shares and Investor shares, respectively, of the Mellon Fund in the Reorganization. There will be no exchange of Dreyfus Premier shares in the Reorganization. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of the Mellon Fund's Class M shares and Investor shares and (3) the pro forma capitalization of the Mellon Fund's Class M shares and Investor shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	Mellon Fund Class M	Adjustments Class M	Pro Forma After Reorganization Mellon Fund Class M
Total net assets	$209,953,289	$992,515,453		$1,202,468,742
Net asset value per share	$9.88	$12.96		$12.96
Shares outstanding	21,250,478	76,554,806	(5,022,202)	92,783,082

	BNY Fund Class A	Mellon Fund Investor Shares	Adjustments Investor Shares	Pro Forma After Reorganization Mellon Fund Investor Shares
Total net assets	$592,687	$23,482,516		$24,075,203
Net asset value per share	$9.89	$12.95		$12.95
Shares outstanding	59,914	1,813,356	(14,181)	1,859,089

The Mellon Fund's total net assets (attributable to Class M shares, Investor shares and Dreyfus Premier shares) and the BNY Fund's total net assets (attributable to Institutional shares and Class A shares), as of December 31, 2007, were approximately $1,016.8 million and $210.6 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Class A Shares Outstanding
21,510,145.940	58,462.590

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

SBA I & Co. LLC Tag Associates LLC As Admin. TTEE – C. Bezem D. Bezem P. Joseph TTEE – S. Scheuer R. Scheuer J. Scheuer 75 Rockefeller Plaza New York, NY 10019	49.38%	1.23%

Donna B. Zorn 28 Ridgeview Drive Asheville, NC 28804	16.45%	0.41%

Pershing LLC One Pershing Plaza – 14th Floor Product Support Jersey City, NJ 07399	11.98%	0.30%

Naomi Siegel 32 Folkstone Drive East Hampton, NY 11937	6.65%	0.17%

As of February 29, 2008, the following shareholders were known by the Mellon Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Mellon Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Investor Shares

National Financial Services 82 Devonshire Street Boston, MA 02109	10.43%	10.17%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9.01%	8.79%

Citigroup Global Markets Inc. 333 West 34th Street – 3rd Floor New York, NY 10001	7.37%	7.19%

Class M Shares

SEI Private Trust c/o TIAA CREF One Freedom Valley Drive Oaks, PA 19456	99.05%	81.58%

Dreyfus Premier Shares

Merrill Lynch, Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	78.72%	78.72%

First Clearing, LLC Stegman Trust Jeanette H. Stegman, TTEE 115 Lake Road Clearwater, FL 33764	11.27%	11.27%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	9.95%	9.95%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the Trust and the BNY Hamilton Funds, as a group, owned less than 1% of the Mellon Fund's and the BNY Fund's outstanding shares, respectively.

•	BNY HAMILTON SMALL CAP GROWTH FUND AND BNY MELLON SMALL CAP STOCK FUND

It is proposed that BNY Hamilton Small Cap Growth Fund (the "BNY Fund") transfer all of its assets to BNY Mellon Small Cap Stock Fund (the "Mellon Fund"), in exchange for Class M shares and Investor shares of the Mellon Fund and the assumption by the Mellon Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Mellon Fund is a pre-existing fund that has its own investment operations and performance record. It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class M shares and Investor shares (or fractions thereof) of the Mellon Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Class A shares, respectively, as of the date of the Reorganization.

Goal/Approach. The Mellon Fund and the BNY Fund have substantially similar investment objectives and investment management policies. The Mellon Fund seeks capital appreciation. The Mellon Fund's investment objective is non-fundamental and may be changed without shareholder approval. The BNY Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. The BNY Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the BNY Fund's outstanding voting shares.

The Mellon Fund and the BNY Fund have substantially similar investment policies. The Mellon Fund, like the BNY Fund, normally invests at least 80% of its assets in the stocks of small-capitalization companies. The Mellon Fund considers small-cap companies to be those companies with total market capitalizations at the time of purchase within the market capitalization range of the companies included in the Standard & Poor's SmallCap 600" Index (the "S&P 600 Index"), which, as of December 31, 2007, was between $60 million and $4.9 billion. The BNY Fund considers small-cap companies to be those companies with total market capitalizations between $100 million and $3 billion, and companies that are represented in the S&P 600 Index (without regard to market capitalization). Each fund may purchase securities in initial public offerings ("IPOs") or shortly thereafter. The Mellon Fund, like the BNY Fund, invests primarily in equity securities of U.S. issuers but may invest without limitation in equity securities of foreign issuers, including those in emerging markets.

The BNY Fund focuses on "growth" stocks, whereas the Mellon Fund invests in stocks with "growth" and "value" characteristics. In selecting securities for the Mellon Fund, as is the case for the BNY Fund, the fund's portfolio manager uses a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The portfolio manager manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Mellon Fund is structured so that its sector weightings and risk characteristics are generally similar to those of the S&P 600 Index. The BNY Fund may overweight or underweight market sectors relative to its benchmark, the S&P 600 Index.

Each fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as part of a hedging strategy.

The Mellon Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Mellon Fund participates in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Main Risks. Because each fund has substantially similar investment objectives and investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Mellon Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Mellon Fund's Prospectus, are discussed below. As a result, the value of your investment in the Mellon Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•

Growth and value stock risk. (Value stock risk is applicable to the Mellon Fund only) By investing in a mix of growth and value companies, the Mellon Fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.

•

Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of a fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•

Market sector risk. The BNY Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Stock selection risk. Although each fund seeks to manage risk by broadly diversifying among industries and, in the case of the Mellon Fund, by maintaining a risk profile generally similar to that of the S&P 600 Index, each fund expects to hold fewer securities than its benchmark index. Owning fewer securities and the ability to purchase companies not listed in the fund's respective benchmark index can cause the fund to underperform its benchmark index.

•

Foreign investment risk. To the extent the Mellon Fund or the BNY Fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

•

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts, engaging in reverse repurchase agreements, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

•

Derivatives risk. The Mellon Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates),and forward contracts. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Mellon Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•

IPO risk. Each of the Mellon Fund and the BNY Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs a fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Mellon Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Mellon Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Mellon Fund and the BNY Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Mellon Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Mellon Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Advisory and Administration Fees. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.75% of the value of the BNY Fund's average daily net assets up to $500 million and 0.70% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.75% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Mellon Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.85% of the value of the Mellon Fund's average daily net assets. The Mellon Fund also has agreed to pay Mellon Bank, N.A. an administration fee, which, based on the aggregate net assets of the Trust on January 31, 2008, is currently payable at an annual rate of 0.128% of the value of the Mellon Fund's average daily net assets. Whereas, the administration fee paid by the Mellon Fund includes transfer agency fees, the administration fee paid by the BNY Fund does not include such fees. Although the aggregate annual rate of the investment advisory and administration fees payable to Dreyfus and Mellon Bank, N.A., respectively, by the Mellon Fund for the provision of investment advisory and administration services exceeds the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services, as of January 31, 2008, the total annual fund operating expenses of the Mellon Fund's Class M shares and Investor shares were lower than those of the BNY Fund's Institutional shares and Class A shares, respectively.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the Mellon Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Mellon Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Class M shares and Investor shares of the Mellon Fund had a lower total expense ratio than Institutional shares and Class A shares, respectively, of the BNY Fund, as of January 31, 2008. In addition, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Mellon Fund for the two-year period after the Reorganization, so that the direct expenses of Class M shares and Investor shares of the Mellon Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the total operating expenses listed in the fee table for Institutional shares and Class A shares, respectively, of the BNY Fund.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Mellon Fund Class M	Pro Forma After Reorganization Mellon Fund Class M
Investment advisory fees	0.75%[1]	0.85%	0.85%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses[2]	0.36%	0.16%	0.16%
Total	1.11%	1.01%	1.01%

	BNY Fund Class A	Mellon Fund Investor Shares	Pro Forma After Reorganization Mellon Fund Investor Shares
Investment advisory fees	0.75%[1]	0.85%	0.85%
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses[2]	0.36%	0.16%	0.16%
Total	1.36%	1.26%	1.26%

_______________________

1The investment advisory fee for the BNY Fund varies depending on the asset level of the BNY Fund. The investment advisory fee is paid at the annual rate of 0.75% of the value of the BNY Fund's average daily net assets up to $500 million and 0.70% of the value of such assets over $500 million.

2Included under "Other expenses" for the BNY Fund and the Mellon Fund is an administration fee of 0.10% and 0.128% payable to BNY and Mellon Bank, N.A., respectively, by such fund.

Shareholders of BNY Hamilton Small Cap Core Equity Fund (the "Proposed BNY Acquired Fund") also are being asked in these combined proxy materials to approve an Agreement and Plan of Reorganization providing for the transfer of all of the Proposed BNY Acquired Fund's assets, subject to its stated liabilities, to the Mellon Fund in exchange for Class M shares and Investor shares of the Mellon Fund. If approved by the BNY Fund's shareholders, the Reorganization will be consummated for the BNY Fund whether or not the shareholders of the Proposed BNY Acquired Fund approve the reorganization of the Proposed BNY Acquired Fund. The fees and expenses set forth below assume that shareholders of the BNY Fund and of the Proposed BNY Acquired Fund approve the reorganizations of their respective funds into the Mellon Fund. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund, the Proposed BNY Acquired Fund and the Mellon Fund, respectively, as of January 31, 2008. The "Pro Forma After Reorganizations" operating expenses information is based on the net assets and accruals of the BNY Fund, the Proposed BNY Acquired Fund and the Mellon Fund, as of January 31, 2008, as adjusted showing the effect of the reorganizations had they occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Mellon Fund for the two-year period after the reorganization of the Proposed BNY Acquired Fund, so that the direct expenses of Class M shares and Investor shares of the Mellon Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the total operating expenses listed in the fee table for Institutional shares and Class A shares, respectively, of the Proposed BNY Acquired Fund.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Proposed BNY Acquired Fund Institutional Shares	Mellon Fund Class M	Pro Forma After Reorganizations Mellon Fund Class M
Management fees	0.75% [1]	0.75% [1]	0.85%	0.85%
Rule 12b-1 fee	none	none	none	none
Shareholder services fee	none	none	none	none
Other expenses[2]	0.36%	0.24%	0.16%	0.16%
Total	1.11%	0.99%	1.01%	1.01%
Fee waiver and/or expense reimbursement	N/A	N/A	(0.02)%	(0.02)%
Net operating expenses	1.11%	0.99%	0.99%	0.99%

	BNY Fund Class A Shares	Proposed BNY Acquired Fund Class A Shares	Mellon Fund Investor Shares	Pro Forma After Reorganizations Mellon Fund Investor Shares
Management fees	0.75% [1]	0.75% [1]	0.85%	0.85%
Rule 12b-1 fee	0.25%	0.25%	none	none
Shareholder services fee	none	none	0.25%	0.25%
Other expenses [2]	0.36%	0.24%	0.16%	0.16%
Total	1.36%	1.24%	1.26%	1.26%
Fee waiver and/or expense reimbursement	N/A	N/A	(0.02)%	(0.02)%
Net operating expenses	1.36%	1.24%	1.24%	1.24%

_________________

1 The investment advisory fee for the BNY Fund and the Proposed BNY Acquired Fund varies depending on the asset level of the respective fund. The investment advisory fee is paid at the annual rate of 0.75% of the value of the BNY Fund's or Proposed BNY Acquired Fund's average daily net assets up to $500 million and 0.70% of the value of such assets over $500 million.

2 Included under "Other expenses" for the BNY Fund and the Proposed BNY Acquired Fund and for the Mellon Fund is an administration fee of 0.10% and 0.128% payable to BNY and Mellon Bank, N.A., respectively, by such fund.

Expense examples

These examples show what you could pay in expenses over time. Each example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares of the BNY Fund and the Proposed BNY Acquired Fund reflect the 5.25% maximum sales load applicable to Class A shares of the BNY Fund and the Proposed BNY Acquired Fund. However, no sales charge will be imposed at the time of the reorganizations. The first example shows the Reorganization of the BNY Fund and the Mellon Fund and the second example shows the reorganization of the BNY Fund, the Proposed BNY Acquired Fund and the Mellon Fund. For the second example, the one-year example and the first two years of the three-, five-, and ten-years examples for the Mellon Fund are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements that will be in effect for the Mellon Fund if the reorganization of the Proposed BNY Acquired Fund is approved and consummated. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the examples are for comparison only.

	BNY Fund		Mellon Fund		Pro Forma After Reorganization Mellon Fund
	Institutional Shares	Class A Shares	Class M Shares	Investor Shares	Class M Shares	Investor Shares
1 Year	$113	$656	$103	$128	$103	$128
3 Years	$353	$933	$322	$400	$322	$400
5 Years	$612	$1,231	$558	$692	$558	$692
10 Years	$1,352	$2,074	$1,236	$1,523	$1,236	$1,523

	BNY Fund		Proposed BNY Acquired Fund		Mellon Fund
	Institutional Shares	Class A Shares	Class M Shares	Investor Shares	Class M Shares	Investor Shares
1 Year	$113	$656	$101	$645	$101	$126
3 Years	$353	$933	$315	$898	$320	$398
5 Years	$612	$1,231	$547	$1,170	$556	$690
10 Years	$1,352	$2,074	$1,213	$1,946	$1,234	$1,521

	Pro Forma After Reorganizations Mellon Fund
	Class M Shares	Investor Shares
1 Year	$101	$126
3 Years	$320	$398
5 Years	$556	$690
10 Years	$1,234	$1,521

Past Performance. The bar charts and tables below illustrate the risks of investing in the Mellon Fund and the BNY Fund. Before the Mellon Fund commenced operations on October 2, 2000, substantially all of the assets of a predecessor common trust fund ("CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Mellon Fund were transferred to the Mellon Fund. The predecessor CTF was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that might have adversely affected performance. The bar chart for the Mellon Fund shows the changes in the performance of the Mellon Fund's Class M shares from year to year and the bar chart for the BNY Fund shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The top table for the Mellon Fund compares the average annual total returns of the Mellon Fund's Class M shares over time to those of the S&P 600 Index, an unmanaged index designed to measure the performance of small-cap stocks, which is each fund's benchmark, and to those of the Russell 2000 Growth Index, an unmanaged index designed to measure the performance of small-cap stocks with a greater than average growth orientation, which was the BNY Fund's former benchmark. Please note that the performance figures for the Mellon Fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the Mellon Fund's predecessor CTF through October 1, 2000, adjusted to reflect the Mellon Fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the Mellon Fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the Mellon Fund's Class M shares thereafter. The bottom table for the Mellon Fund compares the average annual total returns of each of the Mellon Fund's share classes to those of the S&P 600 Index and the Russell 2000 Growth Index for various periods since the date the Mellon Fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the Mellon Fund's Class M shares are shown before and after taxes and do not reflect the performance of the Mellon Fund's predecessor CTF. The table for the BNY Fund compares the average annual total returns of each of the BNY Fund's share classes also to those of the S&P 600 Index and the Russell 2000 Growth Index. These returns do not reflect the sales load applicable to the BNY Fund's Class A shares, because the Mellon Fund's shares are not subject to any sales loads.

After-tax performance is shown only for the Mellon Fund's Class M shares and the BNY Fund's Institutional shares. After-tax performance of Investor shares and Class A shares, respectively, will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class due to differences in expenses.

Mellon Fund – Class M Shares

Year-by-year total returns as of 12/31 each year (%)*

+0.92	+30.88	-4.82	+2.78	-15.83	+40.64	+17.97	+0.78	+10.67	+6.33
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q4 '99	+26.91%

Worst Quarter:	Q3 '98	-22.68%

The year-to-date total return of the Mellon Fund's Class M shares as of 3/31/08 was ____%.

* Reflects the performance of the Mellon Fund's predecessor CTF through 10/1/00.

Mellon Fund – Class M

Average annual total returns as of 12/31/07

	1 Year	5 Years	10 Years*

Class M shares	6.33%	14.50%	7.91%

S&P 600 Index	-0.30%	16.04%	9.03%

Russell 2000 Growth Index	7.05%	16.50%	4.32%

______________

* Reflects the performance of the Mellon Fund's predecessor CTF through 10/1/00.

Mellon Fund

Average annual total returns as of 12/31/07

Share Class/ Inception Date	1 Year	5 Years	Since Inception

Class M shares (10/2/00) returns before taxes	6.33%	14.50%	7.29%

Class M shares returns after taxes on distributions	2.82%	12.64%	6.09%

Class M shares returns after taxes on distributions and sale of fund shares	6.26%	12.41%	6.16%

Investor shares (7/11/01) returns before taxes	6.10%	14.24%	8.67%

S&P 600 Index reflects no deduction for fees, expenses or taxes	-0.30%	16.04%	9.55%†

Russell 2000 Growth Index reflects no deduction for fees, expenses or taxes	7.05%	16.50%	1.12%†

______________

† From inception of Class M shares. For comparative purposes, the value of each index on 9/30/00 is used as the beginning value on 10/2/00. For the period 6/30/01 through 12/31/07, the average annual total returns for the S&P 600 Index and Russell 2000 Growth Index were 9.48% and 4.82%, respectively.

BNY Fund – Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+7.89	+97.22	-1.41	-11.69	-22.12	+37.73	+5.59	-2.62	+8.53	+13.36
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q4 '99	+54.82%

Worst Quarter:	Q3 '01	-20.79%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	10 Years

Institutional shares returns before taxes	13.36%	11.74%	9.66%

Institutional shares returns after taxes on distributions	11.49%	10.59%	8.15%

Institutional shares returns after taxes on distributions and sale of fund shares	10.02%	10.05%	8.00%

Class A shares returns before taxes	13.10%	11.55%	9.49%

S&P 600 Index reflects no deduction for fees, expenses or taxes	-0.30%	16.04%	9.03%

Russell 2000 Growth Index reflects no deduction for fees, expenses or taxes	7.05%	16.50%	4.32%

Primary Portfolio Manager. Dwight E. Cowden, CFA, serves as the Mellon Fund's primary portfolio manager, a position he has held since April 2002. Mr. Cowden also serves as the BNY Fund's primary portfolio manager, a position he has held since December 1, 2007. Mr. Cowden has been a portfolio manager at Dreyfus since April 2002. Mr. Cowden is also a vice president of Mellon Bank, N.A., which he joined in June 1996.

Distributions. The dividends and distributions policies of the Mellon Fund and the Mellon BNY Fund are substantially similar. The Mellon Fund and the BNY Fund normally pay dividends and distribute any capital gains annually.

Capitalization. The Mellon Fund has classified its shares into two classes " Class M shares and Investor shares. The BNY Fund has classified its shares into two classes " Institutional shares and Class A shares. Holders of Institutional shares and Class A shares of the BNY Fund will receive Class M shares and Investor shares, respectively, of the Mellon Fund in the Reorganization. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Mellon Fund's shares and (3) the pro forma capitalization of each class of the Mellon Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	Mellon Fund Class M	Adjustments Class M	Pro Forma After Reorganization Mellon Fund Class M
Total net assets	$101,686,261	$614,071,219		$715,757,480
Net asset value per share	$14.99	$12.60		$12.60
Shares outstanding	6,785,325.266	48,722,410.360	(1,287,057.729)	56,794,793.355

	BNY Fund Class A	Mellon Fund Investor Shares	Adjustments Investor Shares	Pro Forma After Reorganization Mellon Fund Investor Shares
Total net assets	$3,789,859	$5,124,665		$8,914,524
Net asset value per share	$14.66	$12.27		$12.27
Shares outstanding	258,473.348	417,742.756	50,346.479	726,562.583

The Mellon Fund's total net assets (attributable to Class M shares and Investor shares) and the BNY Fund's total net assets (attributable to Institutional shares and Class A shares), as of December 31, 2007, were approximately $619.2 million and $105.5 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices. Shareholders of the Proposed BNY Acquired Fund also are being asked in these combined proxy materials to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of the Proposed BNY Acquired Fund's assets, subject to stated liabilities, to the Mellon Fund in exchange for Class M and Investor shares of the Mellon Fund. As of December 31, 2007, the Proposed BNY Acquired Fund had total aggregate net assets of approximately $193.1 million. If approved by the BNY Fund's shareholders, the Reorganization will be consummated for the BNY Fund whether or not the shareholders of the Proposed BNY Acquired Fund approve the reorganization of the Proposed BNY Acquired Fund.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Class A Shares Outstanding
6,192,053.96	255,387.18

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

National Financial Services, Inc. 200 Liberty Street One World Financial Center New York, NY 10281	6.49%	2.37%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.85%	2.14%

As of February 29, 2008, the following shareholders were known by the Mellon Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Mellon Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Investor Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	26.49%	11.87%

National Financial Services 82 Devonshire Street Boston, MA 02109	5.62%	2.52%

Class M Shares

SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	97.37%	68.79%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the Trust and the BNY Hamilton Funds, as a group, owned less than 1% of the Mellon Fund's and the BNY Fund's outstanding shares, respectively.

•	BNY Hamilton Small Cap Core Equity Fund and BNY Mellon Small Cap Stock Fund

It is proposed that BNY Hamilton Small Cap Core Equity Fund (the "BNY Fund") transfer all of its assets to BNY Mellon Small Cap Stock Fund (the "Mellon Fund"), in exchange for Class M shares and Investor shares of the Mellon Fund and the assumption by the Mellon Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Mellon Fund is a pre-existing fund that has its own investment operations and performance record. It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class M shares and Investor shares (or fractions thereof) of the Mellon Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Class A shares, respectively, as of the date of the Reorganization.

Goal/Approach. The Mellon Fund and the BNY Fund have substantially similar investment objectives and investment management policies. The Mellon Fund seeks capital appreciation. The Mellon Fund's investment objective is non-fundamental and may be changed without shareholder approval. The BNY Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies. The BNY Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the BNY Fund's outstanding voting shares.

The Mellon Fund and the BNY Fund have substantially similar investment policies. The Mellon Fund, like the BNY Fund, normally invests at least 80% of its assets in the stocks of small-capitalization companies. The Mellon Fund considers small-cap companies to be those companies with total market capitalizations at the time of purchase within the market capitalization range of the companies included in the Standard & Poor's SmallCap 600" Index (the "S&P 600 Index"), which, as of December 31, 2007, was between approximately $60 million and $4.9 billion. The BNY Fund considers small-cap companies to be those companies with total market capitalizations at the time of purchase within the market capitalization range of the companies included in the Russell 2000" Index immediately following the Index's most recent rebalancing. As of the most recent rebalancing of the Russell 2000 Index on May 31, 2007, the Index included companies with market capitalizations between approximately $261.8 million and $2.5 billion. Each fund may purchase securities in initial public offerings ("IPOs") or shortly thereafter. The Mellon Fund, like the BNY Fund, invests primarily in equity securities of U.S. issuers but may invest without limitation in equity securities of foreign issuers, including those in emerging markets.

The Mellon Fund, like the BNY Fund, invests in stocks with "growth" and "value" characteristics. In selecting securities for the Mellon Fund, the Mellon Fund's portfolio manager uses a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The portfolio manager manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Mellon Fund is structured so that its sector weightings and risk characteristics are generally similar to those of the S&P 600 Index.

In selecting investments for the BNY Fund, GW&K, the BNY Fund's sub-investment adviser, focuses on individual security selection, rather than industry allocation. GW&K uses quantitative research in seeking to identify companies selling at the lower end of their historic valuation range, with positive earnings and with growth prospects that are expected to exceed the growth rate of the U.S. economy. GW&K uses fundamental research in seeking to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. GW&K seeks to take advantage of industry cycles, and, thus the BNY Fund may overweight or underweight market sectors relative to its benchmark, the Russell 2000 Index.

Each fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as part of a hedging strategy.

The Mellon Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Mellon Fund participates in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Main Risks. Because each fund has substantially similar investment objectives and investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Mellon Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Mellon Fund's Prospectus, are discussed below. As a result, the value of your investment in the Mellon Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•

Growth and value stock risk. By investing in a mix of growth and value companies, the Mellon Fund, like the BNY Fund, assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, a fund's performance may sometimes be lower or higher than that of other types of funds. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.

•

Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of a fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•

Market sector risk. The BNY Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Stock selection risk. Although each fund seeks to manage risk by broadly diversifying among industries and, in the case of the Mellon Fund, by maintaining a risk profile generally similar to that of the S&P 600 Index, each fund expects to hold fewer securities than its benchmark index. Owning fewer securities and the ability to purchase companies not listed in the fund's respective benchmark index can cause the fund to underperform its benchmark index.

•

Foreign investment risk. To the extent the Mellon Fund or the BNY Fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•

Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

•

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts, engaging in reverse repurchase agreements, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

•

Derivatives risk. The Mellon Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Mellon Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•

IPO risk. Each of the Mellon Fund and the BNY Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs a fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The Mellon Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Mellon Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Mellon Fund and the BNY Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Mellon Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Mellon Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Advisory and Administration Fees. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.75% of the value of the BNY Fund's average daily net assets up to $500 million and 0.70% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.75% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Mellon Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.85% of the value of the Mellon Fund's average daily net assets. The Mellon Fund also has agreed to pay Mellon Bank, N.A. an administration fee, which, based on the aggregate net assets of the Trust on January 31, 2008, is currently payable at an annual rate of 0.128% of the value of the Mellon Fund's average daily net assets. Whereas, the administration fee paid by the Mellon Fund includes transfer agency fees, the administration fee paid by the BNY Fund does not include such fees. Although the aggregate annual rate of the investment advisory and administration fees payable to Dreyfus and Mellon Bank, N.A., respectively, by the Mellon Fund for the provision of investment advisory and administration services exceeds the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services, as of January 31, 2008, the total annual fund operating expenses of the Mellon Fund's Class M shares and Investor shares, after fee waivers and/or expense reimbursements, are the same as those of the BNY Fund's Institutional shares and Class A shares, respectively.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the Mellon Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Mellon Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had the Reorganization occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Mellon Fund for the two-year period after the Reorganization, so that the direct expenses of Class M shares and Investor shares of the Mellon Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the total operating expenses listed in the fee table for Institutional shares and Class A shares, respectively, of the BNY Fund.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Mellon Fund Class M	Pro Forma After Reorganization Mellon Fund Class M
Investment advisory fees	0.75%[1]	0.85%	0.85%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses[2]	0.24%	0.16%	0.16%
Total	0.99%	1.01%	1.01%
Fee waiver and/or expense reimbursement	N/A	(0.02)%	(0.02)%
Net operating expenses	0.99%	0.99%	0.99%

	BNY Fund Class A	Mellon Fund Investor Shares	Pro Forma After Reorganization Mellon Fund Investor Shares
Investment advisory fees	0.75%[1]	0.85%	0.85%
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses[2]	0.24%	0.16%	0.16%
Total	1.24%	1.26`%	1.26%
Fee waiver and/or expense reimbursement	N/A	(0.02)%	(0.02)%
Net operating expenses	1.24%	1.24%	1.24%

_______________________

1 The investment advisory fee for the BNY Fund varies depending on the asset level of the BNY Fund. The investment advisory fee is paid at the annual rate of 0.75% of the value of the BNY Fund's average daily net assets up to $500 million and 0.70% of the value of such assets over $500 million.

2 Included under "Other expenses" for the BNY Fund and the Mellon Fund is an administration fee of 0.10% and 0.128% payable to BNY and Mellon Bank, N.A., respectively, by such fund.

Shareholders of BNY Hamilton Small Cap Growth Fund (the "Proposed BNY Acquired Fund") also are being asked in these combined proxy materials to approve an Agreement and Plan of Reorganization providing for the transfer of all of the Proposed BNY Acquired Fund's assets, subject to its stated liabilities, to the Mellon Fund in exchange for Class M shares and Investor shares of the Mellon Fund. If approved by the BNY Fund's shareholders, the Reorganization will be consummated for the BNY Fund whether or not the shareholders of the Proposed BNY Acquired Fund approve the reorganization of the Proposed BNY Acquired Fund. The fees and expenses set forth below assume that shareholders of the BNY Fund and of the Proposed BNY Acquired Fund approve the reorganizations of their respective funds into the Mellon Fund. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund, the Proposed BNY Acquired Fund and the Mellon Fund, respectively, as of January 31, 2008. The "Pro Forma After Reorganizations" operating expenses information is based on the net assets and accruals of the BNY Fund, the Proposed BNY Acquired Fund and the Mellon Fund, as of January 31, 2008, as adjusted showing the effect of the reorganizations had they occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Proposed BNY Acquired Fund Institutional Shares	Mellon Fund Class M	Pro Forma After Reorganizations Mellon Fund Class M
Management fees	0.75%[1]	0.75%[1]	0.85%	0.85%
Rule 12b-1 fee	none	none	none	None
Shareholder services fee	none	none	none	none
Other expenses[2]	0.24%	0.36%	0.16%	0.16%
Total	0.99%	1.11%	1.01%	1.01%
Fee waiver and/or expense reimbursement	N/A	N/A	(0.02)%	(0.02)%
Net operating expenses	0.99%	1.11%	0.99%	0.99%

	BNY Fund Class A Shares	Proposed BNY Acquired Fund Class A Shares	Mellon Fund Investor Shares	Pro Forma After Reorganizations Mellon Fund Investor Shares
Management fees	0.75%[1]	0.75%[1]	0.85%	0.85%
Rule 12b-1 fee	0.25%	0.25%	none	None
Shareholder services fee	none	none	0.25%	0.25%
Other expenses[2]	0.24%	0.36%	0.16%	0.16%
Total	1.24%	1.36%	1.26%	1.26%
Fee waiver and/or expense reimbursement	N/A	N/A	(0.02)%	(0.02)%
Net operating expenses	1.24%	1.36%	1.24%	1.24%

_________________

1 The investment advisory fee for the BNY Fund and the Proposed BNY Acquired Fund varies depending on the asset level of the respective fund. The investment advisory fee is paid at the annual rate of 0.75% of the value of the BNY Fund's or Proposed BNY Acquired Fund's average daily net assets up to $500 million and 0.70% of the value of such assets over $500 million.

2 Included under "Other expenses" for the BNY Fund and the Proposed BNY Acquired Fund and for the Mellon Fund is an administration fee of 0.10% and 0.128% payable to BNY and Mellon Bank, N.A., respectively, by such fund.

Expense examples

These examples show what you could pay in expenses over time. Each example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares of the BNY Fund and the Proposed BNY Acquired Fund reflect the 5.25% maximum sales load applicable to Class A shares of the BNY Fund and the Proposed BNY Acquired Fund. However, no sales charge will be imposed at the time of the reorganizations. The first example shows the Reorganization of the BNY Fund and the Mellon Fund and the second example shows the reorganization of the BNY Fund, the Proposed BNY Acquired Fund and the Mellon Fund. The one-year example and the first two years of the three-, five-, and ten-years examples for the Mellon Fund are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the Mellon Fund if the Reorganization of the BNY Fund is approved and consummated. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the examples are for comparison only.

	BNY Fund		Mellon Fund		Pro Forma After Reorganization Mellon Fund
	Institutional Shares	Class A Shares	Class M Shares	Investor Shares	Class M Shares	Investor Shares
1 Year	$101	$645	$101	$126	$101	$126
3 Years	$315	$898	$320	$398	$320	$398
5 Years	$547	$1,170	$556	$690	$556	$690
10 Years	$1,213	$1,946	$2,234	$1,521	$1,234	$1,521

	BNY Fund		Proposed BNY Acquired Fund		Mellon Fund
	Institutional Shares	Class A Shares	Institutional Shares	Class A Shares	Class M Shares	Investor Shares
1 Year	$101	$645	$113	$656	$101	$126
3 Years	$315	$898	$353	$933	$320	$398
5 Years	$547	$1,170	$612	$1,231	$556	$690
10 Years	$1,213	$1,946	$1,352	$2,074	$1,234	$1,521

Pro Forma After Reorganizations Mellon Fund

	Class M Shares	Investor Shares
1 Year	$101	$126
3 Years	$320	$398
5 Years	$556	$690
10 Years	$1,234	$1,521

Past Performance. The bar charts and tables below illustrate the risks of investing in the Mellon Fund and the BNY Fund. Before the Mellon Fund commenced operations on October 2, 2000, substantially all of the assets of a predecessor common trust fund ("CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Mellon Fund were transferred to the Mellon Fund. The predecessor CTF was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that might have adversely affected performance. The bar chart for the Mellon Fund shows the changes in the performance of the Mellon Fund's Class M shares from year to year and the bar chart for the BNY Fund shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The top table for the Mellon Fund compares the average annual total returns of the Mellon Fund's Class M shares over time to those of the S&P 600 Index, which is the Mellon Fund's benchmark, and to those of the Russell 2000 Index, which is the BNY Fund's benchmark, each an unmanaged index designed to measure the performance of small-cap stocks. Please note that the performance figures for the Mellon Fund's Class M shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the Mellon Fund's predecessor CTF through October 1, 2000, adjusted to reflect the Mellon Fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the Mellon Fund's Class M shares (net of any fee waivers and expense reimbursements), and the performance of the Mellon Fund's Class M shares thereafter. The bottom table for the Mellon Fund compares the average annual total returns of each of the Mellon Fund's share classes to those of the S&P 600 Index and the Russell 2000 Index for various periods since the date the Mellon Fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the Mellon Fund's Class M shares are shown before and after taxes and do not reflect the performance of the Mellon Fund's predecessor CTF. The table for the BNY Fund compares the average annual total returns of each of the BNY Fund's share classes also to those of the S&P 600 Index and the Russell 2000 Index. These returns do not reflect the sales load applicable to the BNY Fund's Class A shares, because the Mellon Fund's shares are not subject to any sales loads.

After-tax performance is shown only for the Mellon Fund's Class M shares and the BNY Fund's Institutional shares. After-tax performance of Investor shares and Class A shares, respectively, will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class due to differences in expenses.

Mellon Fund – Class M Shares

Year-by-year total returns as of 12/31 each year (%)*

+0.92	+30.88	-4.82	+2.78	-15.83	+40.64	+17.97	+0.78	+10.67	+6.33
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q4 '99	+26.91%
Worst Quarter:	Q3 '98	-22.68%

The year-to-date total return of the Mellon Fund's Class M shares as of 3/31/08 was ____%.

* Reflects the performance of the Mellon Fund's predecessor CTF through 10/1/00.

Mellon Fund – Class M

Average annual total returns as of 12/31/07

	1 Year	5 Years	10 Years*

Class M shares	6.33%	14.50%	7.91%

S&P 600 Index	-0.30%	16.04%	9.03%

Russell 2000 Index	-1.57%	16.25%	7.08%

______________

* Reflects the performance of the Mellon Fund's predecessor CTF through 10/1/00.

Mellon Fund

Average annual total returns as of 12/31/07

Share Class/ Inception Date	1 Year	5 Years	Since Inception

Class M shares (10/2/00) returns before taxes	6.33%	14.50%	7.29%
Class M shares returns after taxes on distributions	2.82%	12.64%	6.09%
Class M shares returns after taxes on distributions and sale of fund shares	6.26%	12.41%	6.16%
Investor shares (7/11/01) returns before taxes	6.10%	14.24%	8.67%
S&P 600 Index reflects no deduction for fees, expenses or taxes	-0.30%	16.04%	9.55%†
Russell 2000 Index reflects no deduction for fees, expenses or taxes	-1.57%	16.25%	6.79%†

______________

† From inception of Class M shares. For comparative purposes, the value of each index on 9/30/00 is used as the beginning value on 10/2/00. For the period 6/30/01 through 12/31/07, the average annual total returns for the S&P 600 Index and Russell 2000 Index were 9.48% and 7.69%, respectively.

BNY Fund – Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

								+11.01	+4.90
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q1 '06	+11.93%
Worst Quarter:	Q2 '06	-5.77%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	Since Inception (3/2/05)

Institutional shares returns before taxes	4.90%	9.66%
Institutional shares returns after taxes on distributions	3.27%	8.98%
Institutional shares returns after taxes on distributions and sale of fund shares	4.73%	8.18%
Class A shares returns before taxes	4.49%	9.35%
S&P 600 Index reflects no deduction for fees, expenses or taxes	-0.30%	7.56%
Russell 2000 Index reflects no deduction for fees, expenses or taxes	-1.57%	8.20%

Primary Portfolio Manager. Dwight E. Cowden, CFA, serves as the Mellon Fund's primary portfolio manager, a position he has held since April 2002. Mr. Cowden has been a portfolio manager at Dreyfus since April 2002. Mr. Cowden is also a vice president of Mellon Bank, N.A., which he joined in June 1996. Edward B. White, CFA, serves as the BNY Fund's primary portfolio manager, a position he has held since the BNY Fund's inception in 2005. Mr. White has been a principal and first senior vice president of GW&K for more than five years. He joined GW&K in 1989.

Distributions. The dividends and distributions policies of the Mellon Fund and the Mellon BNY Fund are substantially similar. The Mellon Fund and the BNY Fund normally pay dividends and distribute any capital gains annually.

Capitalization. The Mellon Fund has classified its shares into two classes – Class M shares and Investor shares. The BNY Fund has classified its shares into two classes – Institutional shares and Class A shares. Holders of Institutional shares and Class A shares of the BNY Fund will receive Class M shares and Investor shares, respectively, of the Mellon Fund in the Reorganization. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Mellon Fund's shares and (3) the pro forma capitalization of each class of the Mellon Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	Mellon Fund Class M	Adjustments Class M	Pro Forma After Reorganization Mellon Fund Class M
Total net assets	$191,254,625	$611,991,254		$803,245,879
Net asset value per share	$11.78	$12.60		$12.60
Shares outstanding	16,237,133	48,557,334	(1,056,702)	63,737,765

	BNY Fund Class A	Mellon Fund Investor Shares	Adjustments Investor Shares	Pro Forma After Reorganization Mellon Fund Investor Shares
Total net assets	$1,854,586	$5,132,873		$6,987,459
Net asset value per share	$11.74	$12.27		$12.27
Shares outstanding	157,935	418,412	(6,882)	569,525

The Mellon Fund's total net assets (attributable to Class M shares and Investor shares) and the BNY Fund's total net assets (attributable to Institutional shares and Class A shares), as of December 31, 2007, were approximately $619.2 million and $193.1 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices. Shareholders of the Proposed BNY Acquired Fund also are being asked in these combined proxy materials to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of the Proposed BNY Acquired Fund's assets, subject to stated liabilities, to the Mellon Fund in exchange for Class M and Investor shares of the Mellon Fund. As of December 31, 2007, the Proposed BNY Acquired Fund had total aggregate net assets of approximately $105.5 million. If approved by the BNY Fund's shareholders, the Reorganization will be consummated for the BNY Fund whether or not the shareholders of the Proposed BNY Acquired Fund approve the reorganization of the Proposed BNY Acquired Fund.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Class A Shares Outstanding
15,886,940.39	159,181.02

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund:

Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

SEI Private Trust Company c/o State Street Bank & Trust One Freedom Valley Drive Oaks, PA 19456	30.23%	5.63%

Fifth Third Bank TTEE F/B/O Hemenway Barnes P.O. Box 3385 Cincinnati, OH 45263	17.18%	3.20%

Patricia B. Specter Matthew Brown GST Tax Exempt Martial Trust One West 67th Street New York, NY 10023	7.46%	1.39%

Harold Gilbert Kotler 49 Warren Street Brookline, MA 02445	6.41%	1.19%

As of February 29, 2008, the following shareholders were known by the Mellon Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Mellon Fund:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Investor Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	26.49%	11.87%

National Financial Services 82 Devonshire Street Boston, MA 02109	5.62%	2.52%

Class M Shares

SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	97.37%	68.79%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the Trust and the BNY Hamilton Funds, as a group, owned less than 1% of the Mellon Fund's and the BNY Fund's outstanding shares, respectively.

•	BNY Hamilton Intermediate Government Fund and BNY Mellon Intermediate U.S. Government Fund

It is proposed that BNY Hamilton Intermediate Government Fund (the "BNY Fund") transfer all of its assets to BNY Mellon Intermediate U.S. Government Fund (the "Mellon Successor Fund"), in exchange for Class M shares and Investor shares of the Mellon Successor Fund and the assumption by the Mellon Successor Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Mellon Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the BNY Fund and will inherit the BNY Fund's performance and financial records.

It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class M shares and Investor shares (or fractions thereof) of the Mellon Successor Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Class A shares, respectively, as of the date of the Reorganization.

Goal/Approach. The Mellon Successor Fund and the BNY Fund have substantially similar investment objectives and investment management policies. The Mellon Successor Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Mellon Successor Fund's investment objective is non-fundamental and may be changed without shareholder approval. The BNY Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. The BNY Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the BNY Fund's outstanding voting shares.

The Mellon Successor Fund and the BNY Fund have substantially similar investment policies. The Mellon Successor Fund, like the BNY Fund, normally will invest at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Each fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"). CMOs are securities that pool together mortgages and separate them into short-, medium-, and long-term positions (called tranches). The securities in which the funds invest include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically, in selecting securities for the Mellon Successor Fund, as is the case for the BNY Fund, the fund's portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. Each fund invests in various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In selecting other types of securities for the fund's portfolio, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors.

Under normal market conditions, the Mellon Successor Fund, like the BNY Fund, will maintain an average effective portfolio maturity between three and ten years. Each fund attempts to manage interest rate risk by adjusting its duration. Each fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration. Duration is a measure of how sensitive a bond or a fund's portfolio may be to changes in interest rates " generally, the longer a fund's duration, the more likely its portfolio is to react to interest rate fluctuations and the greater its long-term risk/return potential. Average effective portfolio maturity is an average of the maturities of bonds held by a fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.

Each fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as part of a hedging strategy. The Mellon Successor Fund may use derivatives as a substitute for investing directly in an underlying asset, to manage duration or interest rate risk, or to increase returns. To enhance current income, the Mellon Successor Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Each fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The Mellon Successor Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Mellon Successor Fund's total assets. The Mellon Successor Fund will participate in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent. The BNY Fund does not lend its portfolio securities.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Main Risks. Because each fund has substantially similar investment objectives and investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Mellon Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Mellon Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Mellon Successor Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

U.S. Government securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Not all U.S. government obligations are backed by the full faith and credit of the U.S. Treasury. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so), and in some cases there may be some risk of default by the issuer. In addition, because many types of U.S. government obligations trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•

Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund's share price. The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•

Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of a fund's "callable" issues are subject to increased price fluctuation.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a fund's share price may fall dramatically even during periods of declining interest rates.

•

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-backed and asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or assets. This is known as extension risk and would increase a fund's sensitivity to rising interest rates and its potential for price declines.

•

Derivatives risk. The Mellon Successor Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives, and may invest in mortgage-related and asset-backed securities. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•

Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, interest payable on these securities will be reduced. In the case of U.S. Treasury inflation-indexed securities, the U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•

Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

The Mellon Successor Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Mellon Successor Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Mellon Successor Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance. Forward roll transactions will increase a fund's portfolio turnover rate.

Under adverse market conditions, the Mellon Successor Fund and the BNY Fund each could invest all of its respective assets in U.S. Treasury securities. Although the Mellon Successor Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Mellon Successor Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Advisory and Administration Fees. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.50% of the value of the BNY Fund's average daily net assets up to $500 million and 0.45% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.50% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Mellon Successor Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.50% of the value of the Mellon Successor Fund's average daily net assets. The Mellon Successor Fund also has agreed to pay Mellon Bank, N.A. an administration fee, which, based on the aggregate net assets of the Trust on January 31, 2008, is currently payable at an annual rate of 0.128% of the value of the Mellon Successor Fund's average daily net assets. Whereas, the administration fee paid by the Mellon Successor Fund includes transfer agency fees, the administration fee paid by the BNY Fund does not include such fees. Although the aggregate annual rate of the investment advisory and administration fees payable to Dreyfus and Mellon Bank, N.A., respectively, by the Mellon Successor Fund for the provision of investment advisory and administration services exceeds the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services, the total annual fund operating expenses of the Mellon Successor Fund's Class M shares and Investor shares are expected to be no higher than those of the BNY Fund's Institutional shares and Class A shares, respectively.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the estimated net assets and accruals of the Mellon Successor Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Mellon Successor Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had such Reorganization occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Mellon Successor Fund for the two-year period after the Reorganization, so that the direct expenses of Class M shares and Investor shares of the Mellon Successor Fun d (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses listed in the fee table for Institutional shares and Class A shares, respectively, of the BNY Fund.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Mellon Successor Fund Class M	Pro Forma After Reorganization Mellon Successor Fund Class M
Investment advisory fees	0.50%[1]	0.50%	0.50%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses[2]	0.27%	0.22%	0.22%
Total	0.77%	0.72%	0.72%
Fee waiver and/or expense reimbursement	(0.12)%	(0.07)%	(0.07)%
Net operating expenses	0.65%	0.65%	0.65%

	BNY Fund Class A Shares	Mellon Successor Fund Investor Shares	Pro Forma After Reorganization Mellon Successor Fund Investor Shares
Investment advisory fees	0.50% [1]	0.50%	0.50%
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses[2]	0.27%	0.22%	0.22%
Total	1.02%	0.97%	0.97%
Fee waiver and/or expense reimbursement	(0.12)%	(0.07)%	(0.07)%
Net operating expenses	0.90%	0.90%	0.90%

_______________________

1 The investment advisory fee for the BNY Fund varies depending on the asset level of the BNY Fund. The investment advisory fee is paid at the annual rate of 0.50% of the value of the BNY Fund's average daily net assets up to $500 million and 0.45% of the value of such assets over $500 million.

2 Included under "Other expenses" for the BNY Fund and the Mellon Successor Fund is an administration fee of 0.10% and 0.128% payable to BNY and Mellon Bank, N.A., respectively, by such fund. The amounts listed for the Mellon Successor Fund's "Other expenses" are based on estimated expenses for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares of the BNY Fund reflect the 4.25% maximum sales load applicable to Class A shares of the BNY Fund. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and the first and, for the Mellon Successor Fund, second year of the three-, five-, and ten-years examples are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the BNY Fund and the Mellon Successor Fund. Because actual returns and expenses will be different, the example is for comparison only.

BNY Fund	Mellon Successor Fund	Pro Forma After Reorganizations Mellon Successor Fund

	Institutional Shares	Class A Shares	Class M Shares	Investor Shares	Class M Shares	Investor Shares
1 Year	$66	$513	$66	$92	$66	$92
3 Years	$234	$724	$223	$302	$223	$302
5 Years	$416	$953	$394	$529	$394	$529
10 Years	$943	$1,609	$888	$1,183	$888	$1,183

Past Performance. Performance information for the Mellon Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the BNY Fund, the Mellon Successor Fund will assume the BNY Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Mellon Successor Fund and the BNY Fund. The bar chart shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The table compares the average annual total returns of the BNY Fund's Institutional shares and Class A shares to those of the Lehman Brothers Intermediate Government Index, an unmanaged index designed to measure the performance of intermediate-term government bonds. These returns do not reflect the sales loads applicable to the BNY Fund's Class A shares, because the Mellon Successor Fund's shares are not subject to any sales loads.

After-tax performance is shown only for Institutional shares of the BNY Fund. After-tax performance of Class A shares is different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class due to differences in expenses.

BNY Fund – Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+7.49	-0.73	+11.03	+6.99	+10.39	+1.86	+3.18	+2.51	+3.58	+6.80
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q3 '01	+5.21%
Worst Quarter:	Q2 '04	-2.20%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	10 Years
Institutional shares returns before taxes	6.80%	3.57%	5.25%

Institutional shares returns after taxes on distributions	5.04%	1.95%	3.30%

Institutional shares returns after taxes on distributions and sale of fund shares	4.38%	2.08%	3.29%

Class A shares returns before taxes	6.53%	3.29%	4.99%

Lehman Brothers Intermediate Government Index reflects no deduction for fees, expenses or taxes	8.47%	3.69%	5.55%

Primary Portfolio Manager. John F. Flahive, CFA, serves as the BNY Fund's primary portfolio manager, a position he has held since November 1, 2007. Mr. Flahive also will serve as the Mellon Successor Fund's primary portfolio manager. Mr. Flahive has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also a first vice president of Mellon Trust of New England, N.A., which he joined in October 1994.

Distributions. The dividends and distributions policies of the Mellon Successor Fund and the BNY Fund are substantially similar. The Mellon Successor Fund and the BNY Fund normally pay dividends monthly and distribute any capital gains annually.

Capitalization. The Mellon Successor Fund has classified its shares into two classes " Class M shares and Investor shares"which have not yet been offered to the public. The BNY Fund has classified its shares into two classes " Institutional shares and Class A shares. Holders of Institutional shares and Class A shares of the BNY Fund will receive Class M shares and Investor shares, respectively, of the Mellon Successor Fund in the Reorganization. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Mellon Successor Fund's shares and (3) the pro forma capitalization of each class of the Mellon Successor Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	Mellon Successor Fund Class M	Pro Forma After Reorganization Mellon Successor Fund Class M
Total net assets	$106,650,166	$0	$106,650,166
Net asset value per share	$9.99	N/A	$9.99
Shares outstanding	10,671,082	0	10,671,082

	BNY Fund Class A	Mellon Successor Fund Investor Shares	Pro Forma After Reorganization Mellon Successor Fund Investor Shares
Total net assets	$6,014,367	$0	$6,014,367
Net asset value per share	$9.98	N/A	$9.98
Shares outstanding	602,348	$0	602,348

The BNY Fund's total net assets (attributable to Institutional shares and Class A shares), as of December 31, 2007, were approximately $112.7 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Class A Shares Outstanding

10,704,037.890	602,324.920

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the indicated class of the Mellon Successor Fund:

Percentage of Outstanding Shares
Before and After Reorganization
Class A Shares

Michael W. O'Connell 23335 Caminito Andreta Laguna Hills, CA 92653	26.90%

Eleanor M. Del Bene Donna D. Ryan Palmer Dairy, Inc. Employee Pension Plan & Trust 468 Palmer Road Yonkers, NY 10701	13.28%

Institutional Shares

Wachovia Bank N.A. 1525 West WT Harris Blvd. Charlotte, NC 28262	45.78%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the BNY Hamilton Funds, as a group, owned less than 1% of the BNY Fund's outstanding shares.

•	BNY Hamilton Intermediate New York Tax-Exempt Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund

It is proposed that BNY Hamilton Intermediate New York Tax-Exempt Fund (the "BNY Fund") transfer all of its assets to BNY Mellon New York Intermediate Tax-Exempt Bond Fund (the "Mellon Successor Fund"), in exchange for Class M shares and Investor shares of the Mellon Successor Fund and the assumption by the Mellon Successor Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Mellon Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the BNY Fund and will inherit the BNY Fund's performance and financial records.

It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class M shares and Investor shares (or fractions thereof) of the Mellon Successor Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Class A shares, respectively, as of the date of the Reorganization.

Goal/Approach. The Mellon Successor Fund and the BNY Fund have substantially similar investment objectives and investment management policies. The Mellon Successor Fund seeks to provide as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. The Mellon Successor Fund's investment objective is non-fundamental and may be changed without shareholder approval. The BNY Fund seeks to provide income that is exempt from federal, New York state and New York city income taxes while maintaining relative stability of principal. The BNY Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the BNY Fund's outstanding voting shares.

The Mellon Successor Fund and the BNY Fund have substantially similar investment policies. The Mellon Successor Fund, like the BNY Fund, normally will invest at least 80% of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. Municipal bonds in which the funds invest include those issued by New York state and New York city as well as those issued by U.S. territories and possessions. The Mellon Successor Fund, like the BNY Fund, normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the interest from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city personal income taxes.

The Mellon Successor Fund's investments in municipal bonds and taxable bonds, like the investments of the BNY Fund, must be rated investment grade (BBB/Baa or higher) at the time of purchase or, if unrated, deemed of comparable quality by the fund's investment adviser.

Generally, each fund's average effective portfolio maturity will be between 3 and 10 years. The Mellon Successor Fund, like the BNY Fund, may invest in individual municipal bonds and taxable bonds of any maturity. Average effective portfolio maturity is an average of the maturities of bonds held by a fund directly and the bonds underlying derivative instruments entered into by the fund, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.

Each fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as part of a hedging strategy. The Mellon Successor Fund may use derivatives as a substitute for investing directly in an underlying asset or to increase returns. The Mellon Successor Fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates ("inverse floaters") and each fund may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The Mellon Successor Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Mellon Successor Fund's total assets. The Mellon Successor Fund will participate in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent. The BNY Fund does not lend its portfolio securities.

Main Risks. Because each fund has substantially similar investment objectives and investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Mellon Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Mellon Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Mellon Successor Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund's share price. The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•

Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of a fund's "callable" issues are subject to increased price fluctuation.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price.

•

Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect a fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically even during periods of declining interest rates.

•

State-specific risk. Each fund is subject to the risk that New York's economy, and the revenues underlying its municipal bonds, may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced. Investing primarily in a single state makes the funds more sensitive to risks specific to the state and may magnify other risks.

•

Market sector risk. Each fund's overall risk level will depend on the market sectors in which the fund is invested and current interest rates, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•

Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although each fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), from federal income tax and New York state and New York city personal income taxes, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•

Derivatives risk. The Mellon Successor Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•

Leveraging risk. The use of leverage, such as engaging in forward commitment transactions, entering into futures contracts, and investing in inverse floaters, may cause taxable income and may magnify a fund's gains or losses.

•

Non-diversification risk. The Mellon Successor Fund, like the BNY Fund, is non-diversified, which means that a relatively high percentage of each fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Although each fund seeks to provide income exempt from federal, New York state and New York city income taxes, each fund may invest up to 20% of its assets in municipal bonds that are subject to the federal alternative minimum tax. In addition, each fund may invest up to 20% of its assets in taxable bonds and/or municipal bonds that are exempt only from federal income tax and, for temporary defensive purposes, may invest up to all of its assets in such bonds and in U.S. Treasury securities and money market securities. During such periods, the fund may not achieve its investment objective.

Although municipal bonds and taxable bonds must be rated investment grade when purchased by the Mellon Successor Fund or the BNY Fund, such bonds may subsequently be downgraded.

The Mellon Successor Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Mellon Successor Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Investment Advisory and Administration Fees. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.50% of the value of the BNY Fund's average daily net assets up to $500 million and 0.45% of the value of such assets over $500 million, and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Given the BNY Fund's current asset size, the investment advisory fee currently payable by the BNY Fund to BNY is 0.50% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Mellon Successor Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.50% of the value of the Mellon Successor Fund's average daily net assets. The Mellon Successor Fund also has agreed to pay Mellon Bank, N.A. an administration fee, which, based on the aggregate net assets of the Trust on January 31, 2008, is currently payable at an annual rate of 0.128% of the value of the Mellon Successor Fund's average daily net assets. Whereas, the administration fee paid by the Mellon Successor Fund includes transfer agency fees, the administration fee paid by the BNY Fund does not include such fees. Although the aggregate annual rate of the investment advisory and administration fees payable to Dreyfus and Mellon Bank, N.A., respectively, by the Mellon Successor Fund for the provision of investment advisory and administration services exceeds the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services, the total annual fund operating expenses of the Mellon Successor Fund's Class M shares and Investor shares are expected to be no higher than those of the BNY Fund's Institutional shares and Class A shares, respectively.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the estimated net assets and accruals of the Mellon Successor Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Mellon Successor Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had such Reorganization occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Mellon Successor Fund for the two-year period after the Reorganization, so that the direct expenses of Class M shares and Investor shares of the Mellon Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the net operating expenses listed in the fee table for Institutional shares and Class A shares, respectively, of the BNY Fund.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Mellon Successor Fund Class M	Pro Forma After Reorganization Mellon Successor Fund Class M
Investment advisory fees	0.50%[1]	0.50%	0.50%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses[2]	0.24%	0.20%	0.20%
Total	0.74%	0.70%	0.70%
Fee waiver and/or expense reimbursement	(0.15)%	(0.11)%	(0.11)%
Net operating expenses	0.59%	0.59%	0.59%

	BNY Fund Class A Shares	Mellon Successor Fund Investor Shares	Pro Forma After Reorganization Mellon Successor Fund Investor Shares
Investment advisory fees	0.50%[1]	0.50%	0.50%
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses[2]	0.24%	0.20%	0.20%
Total	0.99%	0.95%	0.95%
Fee waiver and/or expense reimbursement	(0.15)%	(0.11)%	(0.11)%
Net operating expenses	0.84%	0.84%	0.84%

_______________________

1 The investment advisory fee for the BNY Fund varies depending on the asset level of the BNY Fund. The investment advisory fee is paid at the annual rate of 0.50% of the value of the BNY Fund's average daily net assets up to $500 million and 0.45% of the value of such assets over $500 million.

2 Included under "Other expenses" for the BNY Fund and the Mellon Successor Fund is an administration fee of 0.10% and 0.128% payable to BNY and Mellon Bank, N.A., respectively, by such fund. The amounts listed for the Mellon Successor Fund's "Other expenses" are based on estimated expenses for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown for Class A shares of the BNY Fund reflect the 4.25% maximum sales load applicable to Class A shares of the BNY Fund. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. The one-year example and the first and, for the Mellon Successor Fund, second year of the three-, five-, and ten-years examples are based on net operating expenses, which reflect the fee waiver/expense reimbursement arrangements in effect for the BNY Fund and the Mellon Successor Fund. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Mellon Successor Fund		Pro Forma After Reorganizations Mellon Successor Fund
	Institutional Shares	Class A Shares	Class M Shares	Investor Shares	Class M Shares	Investor Shares
1 Year	$60	$507	$60	$86	$60	$86
3 Years	$221	$713	$213	$292	$213	$292

5 Years	$397	$935	$379	$515	$379	$515
10 Years	$904	$1,573	$860	$1,156	$860	$1,156

Past Performance. Performance information for the Mellon Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the BNY Fund, the Mellon Successor Fund will assume the BNY Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Mellon Successor Fund and the BNY Fund. The bar chart shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The table compares the average annual total returns of the BNY Fund's Institutional shares and Class A shares to those of the Lehman Brothers 5-Year General Obligation Municipal Bond Index, a broad-based, unmanaged index designed to measure the performance of intermediate-term general obligation municipal bonds. These returns do not reflect the sales loads applicable to the BNY Fund's Class A shares, because the Mellon Successor Fund's shares are not subject to any sales loads.

After-tax performance is shown only for Institutional shares of the BNY Fund. After-tax performance of Class A shares is different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class due to differences in expenses.

BNY Fund – Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+5.30	-1.35	+8.66	+4.77	+8.79	+3.71	+2.45	+2.01	+3.64	+4.33
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q3 '02	+3.94%
Worst Quarter:	Q2 '99	-1.87%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	10 Years
Institutional shares returns before taxes	4.33%	3.22%	4.19%

Institutional shares returns after taxes on distributions	4.31%	3.19%	4.15%

Institutional shares returns after taxes on distributions and sale of fund shares	4.10%	3.24%	4.11%

Class A shares returns before taxes	4.07%	2.98%	3.94%

Lehman Brothers 5-Year General Obligation Municipal Bond Index* reflects no deduction for fees, expenses or taxes	5.15%	3.25%	4.57%

Primary Portfolio Manager. John F. Flahive, CFA, serves as the BNY Fund's primary portfolio manager, a position he has held since November 1, 2007. Mr. Flahive also will serve as the Mellon Successor Fund's primary portfolio manager. Mr. Flahive has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also a first vice president of Mellon Trust of New England, N.A., which he joined in October 1994.

Distributions. The dividends and distributions policies of the Mellon Successor Fund and the BNY Fund are substantially similar. The Mellon Successor Fund and the BNY Fund normally pay dividends monthly and distribute any capital gains annually.

Capitalization. The Mellon Successor Fund has classified its shares into two classes " Class M shares and Investor shares"which have not yet been offered to the public. The BNY Fund has classified its shares into two classes " Institutional shares and Class A shares. Holders of Institutional shares and Class A shares of the BNY Fund will receive Class M shares and Investor shares, respectively, of the Mellon Successor Fund in the Reorganization. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Mellon Successor Fund's shares and (3) the pro forma capitalization of each class of the Mellon Successor Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	Mellon Successor Fund Class M	Pro Forma After Reorganization Mellon Successor Fund Class M
Total net assets	$97,935,359	$0	$97,935,359
Net asset value per share	$10.81	N/A	$10.81
Shares outstanding	9,060,706	$0	9,060,706

	BNY Fund Class A	Mellon Successor Fund Investor Shares	Pro Forma After Reorganization Mellon Successor Fund Investor Shares
Total net assets	$17,152,454	$0	$17,152,454
Net asset value per share	$10.82	N/A	$10.82
Shares outstanding	1,585,699	$0	1,585,699

The BNY Fund's total net assets (attributable to Institutional shares and Class A shares), as of December 31, 2007, were approximately $115.1 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Class A Shares Outstanding
8,972,683.170	1,548,419.340

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the indicated class of the Mellon Successor Fund:

Percentage of Outstanding Shares
Before and After Reorganization
Class A Shares HSBC Securities (USA) Inc. 452 Fifth Avenue New York, NY 10018	12.54%

Institutional Shares Mamdouha S. Bobst TR U/A One Sutton PL S New York, NY 10022	8.24%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the BNY Hamilton Funds, as a group, owned less than 1% of the BNY Fund's outstanding shares, respectively.

•	BNY Hamilton International Equity Fund and BNY Mellon International Appreciation Fund

It is proposed that BNY Hamilton International Equity Fund (the "BNY Fund") transfer all of its assets to BNY Mellon International Appreciation Fund (the "Mellon Successor Fund"), in exchange for Class M shares and Investor shares of the Mellon Successor Fund and the assumption by the Mellon Successor Fund of the BNY Fund's stated liabilities (the "Reorganization"). The Mellon Successor Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the BNY Fund and will inherit the BNY Fund's performance and financial records.

It is contemplated that each shareholder will receive for his or her BNY Fund shares a number of Class M shares and Investor shares (or fractions thereof) of the Mellon Successor Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares and Class A shares, respectively, as of the date of the Reorganization.

Goal/Approach. The Mellon Successor Fund and the BNY Fund have substantially similar investment objectives and investment management policies. The Mellon Successor Fund seeks to provide long-term capital appreciation. The Mellon Successor Fund's investment objective is non-fundamental and may be changed without shareholder approval. The BNY Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The BNY Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the BNY Fund's outstanding voting shares.

The Mellon Successor Fund and the BNY Fund have substantially similar investment policies. The Mellon Successor Fund, like the BNY Fund, normally will invest at least 80% of its assets in equity securities. Like the BNY Fund, the Mellon Successor Fund will invest primarily in equity securities of non-U.S. issuers. The funds consider equity securities to include Depositary Receipts ("DRs"), common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity securities.

The Mellon Successor Fund, like the BNY Fund, will invest primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts ("ADRs"). DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. DRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security. ADRs are receipts typically issued by a U.S. bank or trust company that represent a fixed number or fixed fraction of publicly-traded securities of non-U.S. issuers, depending on the ratio of ADRs to the non-U.S. issuer's ordinary shares. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market. [Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of BNY by brokers executing the purchases or sales.]

In selecting securities for the Mellon Successor Fund, as is the case for the BNY Fund, the fund's portfolio managers will screen the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE"") Index universe of approximately 1,000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. The fund's portfolio managers will then analyze issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights, and sector weights within each country. As a result of this process, the Mellon Successor Fund, like the BNY Fund, is expected to hold ADRs representing 200-300 foreign issuers. The Mellon Successor Fund's country allocation, like that of the BNY Fund, is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the Mellon Successor Fund, like the BNY Fund, will invest in at least 10 different countries. The Mellon Successor Fund, like the BNY Fund, will generally not invest in securities from developing countries because they are not included in the MSCI EAFE Index. As of December 31, 2007, the MSCI EAFE Index included companies with market capitalizations ranging from approximately $90.43 million to $233.36 billion.

Each fund may, but is not required to, use derivatives, such as futures, options, forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns or as part of a hedging strategy.

The Mellon Successor Fund, like the BNY Fund, may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets. The Mellon Successor Fund will participate in a Securities Lending Program operated by Mellon Bank, N.A. as lending agent.

Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Main Risks. Because each fund has substantially similar investment objectives and investment policies and restrictions, the principal risks associated with an investment in the BNY Fund and the Mellon Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. These risks, as primarily described in the Mellon Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Mellon Successor Fund, as in the BNY Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Foreign investment risk. Each of the Mellon Successor Fund's and the BNY Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Currency rates in foreign countries may fluctuate significantly over short periods of time. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Each of the Mellon Successor Fund and the BNY Fund pursues its objective by investing primarily in DRs representing securities of non-U.S. issuers, and generally will not invest in non-U.S. issuers that do not have sponsored or unsponsored DR programs even though such issuers may otherwise be an attractive investment for the fund. Each fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the company that issues the underlying securities or to pass through voting rights to the holders of the DRs with respect to the underlying securities.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•

Growth and value stock risk. By investing in a mix of growth and value companies, the Mellon Successor Fund, like the BNY Fund, will assume the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the funds' performance may sometimes be lower or higher than that of other types of funds. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued.

•

Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the Mellon Successor Fund's investments, like some of the BNY Fund's investments, will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•

Market sector risk. A fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause a fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts, engaging in reverse repurchase agreements, and engaging in forward commitment transactions, may magnify a fund's gains or losses.

•

Derivatives risk. The Mellon Successor Fund and the BNY Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

Additionally, some derivatives the Mellon Successor Fund and the BNY Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

The Mellon Successor Fund and the BNY Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Mellon Successor Fund and the BNY Fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

As a group, large capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Mellon Successor Fund and the BNY Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Mellon Successor Fund and the BNY Fund each could invest some or all of its respective assets in U.S. issuers, U.S. Treasury securities and money market securities. Although the Mellon Successor Fund or the BNY Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Mellon Successor Fund or the BNY Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Redemption Fee. Shares of the BNY Fund are subject to a redemption fee of 2% on redemptions or exchanges of shares made within 30 days of purchase. Shares of the Mellon Successor Fund will not be subject to a redemption fee.

Investment Advisory and Administration Fees. The BNY Fund has agreed to pay BNY an investment advisory fee at the annual rate of 0.50% of the value of the BNY Fund's average daily net assets and an administration fee at the annual rate of 0.10% of the value of the BNY Fund's average daily net assets. Under its agreement with Dreyfus, the Mellon Successor Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 0.50% of the value of the Mellon Successor Fund's average daily net assets. The Mellon Successor Fund also has agreed to pay Mellon Bank, N.A. an administration fee, which, based on the aggregate net assets of the Trust on January 31, 2008, is currently payable at an annual rate of 0.128% of the value of the Mellon Successor Fund's average daily net assets. Whereas, the administration fee paid by the Mellon Successor Fund includes transfer agency fees, the administration fee paid by the BNY Fund does not include such fees. Although the aggregate annual rate of the investment advisory and administration fees payable to Dreyfus and Mellon Bank, N.A., respectively, by the Mellon Successor Fund for the provision of investment advisory and administration services exceeds the aggregate annual rate of fees payable by the BNY Fund to BNY for the provision of such services, the total annual fund operating expenses of the Mellon Successor Fund's Class M shares and Investor shares are expected to be no higher than those of the BNY Fund's Institutional shares and Class A shares, respectively.

Expenses. The fees and expenses set forth below are based on net assets and accruals of the BNY Fund and the estimated net assets and accruals of the Mellon Successor Fund, as of January 31, 2008. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and accruals of the BNY Fund and the Mellon Successor Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had such Reorganization occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Mellon Successor Fund for the two-year period after the Reorganization, so that the direct expenses of Class M shares and Investor shares of the Mellon Successor Fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the total operating expenses listed in the fee table for Institutional shares and Class A shares, respectively, of the BNY Fund.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	BNY Fund Institutional Shares	Mellon Successor Fund Class M	Pro Forma After Reorganization Mellon Successor Fund Class M
Investment advisory fees	0.50%	0.50%	0.50%
Rule 12b-1 fee	none	none	none
Shareholder services fee	none	none	none
Other expenses[1]	0.17%	0.16%	0.16%
Total	0.67%	0.66%	0.66%

	BNY Fund Class A Shares	Mellon Successor Fund Investor Shares	Pro Forma After Reorganization Mellon Successor Fund Investor Shares
Investment advisory fees	0.50%	0.50%	0.50%
Rule 12b-1 fee	0.25%	none	none
Shareholder services fee	none	0.25%	0.25%
Other expenses[1]	0.17%	0.16%	0.16%
Total	0.92%	0.91%	0.91%

_______________________

1 Included under "Other expenses" for the BNY Fund and the Mellon Successor Fund is an administration fee of 0.10% and 0.128% payable to BNY and Mellon Bank, N.A., respectively, by such fund. The amounts listed for the Mellon Successor Fund's "Other expenses" are based on estimated expenses for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

This example shows what you could pay in expenses over time. The example uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures for Class A shares of the BNY Fund shown reflect the 5.25% maximum sales load applicable to Class A shares of the BNY Fund. However, no sales charge will be imposed at the time of the Reorganization. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

	BNY Fund		Mellon Successor Fund		Pro Forma After Reorganizations Mellon Successor Fund
	Institutional Shares	Class A Shares	Class M Shares	Investor Shares	Class M Shares	Investor Shares
1 Year	$68	$614	$67	$93	$67	$93
3 Years	$214	$803	$211	$290	$211	$290
5 Years	$373	$1,008	$368	$504	$368	$504
10 Years	$835	$1,597	$822	$1,120	$822	$1,120

Past Performance. Performance information for the Mellon Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the BNY Fund, the Mellon Successor Fund will assume the BNY Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Mellon Successor Fund and the BNY Fund. The bar chart shows the changes in the performance of the BNY Fund's Institutional shares from year to year. The table compares the average annual total returns of the BNY Fund's Institutional shares and Class A shares to those of the MSCI EAFE Index, an unmanaged index designed to measure the performance of stocks issued by foreign companies in developed markets. These returns do not reflect the sales loads applicable to the BNY Fund's Class A shares, because the Mellon Successor Fund's shares are not subject to any sales loads.

After-tax performance is shown only for Institutional shares of the BNY Fund. After-tax performance of Class A shares is different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share class due to differences in expenses.

BNY Fund – Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+20.84	+43.45	-23.99	-25.20	-21.07	+35.13	+15.85	+13.14	+24.68	+9.79
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q4 '99	+29.58%
Worst Quarter:	Q3 '02	-18.94%

The year-to-date total return of the BNY Fund's Institutional shares as of 3/31/08 was ____%.

BNY Fund

Average annual total returns as of 12/31/07

Share Class	1 Year	5 Years	10 Years
Institutional shares returns before taxes	9.79%	19.38%	6.55%

Institutional shares returns after taxes on distributions	8.90%	18.75%	6.01%

Institutional shares returns after taxes on distributions and sale of fund shares	6.36%	16.77%	5.48%

Class A shares returns before taxes	9.50%	19.09%	6.31%

MSCI EAFE Index reflects no deduction for fees, expenses or taxes	11.17%	21.59%	8.66%

Primary Portfolio Managers. Lloyd Buchanan and Denise Krisko serve as the BNY Fund's primary portfolio managers and also will serve as the Mellon Successor Fund's primary portfolio managers. Mr. Buchanan has been a portfolio manager of the BNY Fund since 2003 and is a portfolio manager and a vice president of BNY, where he has been employed since January 2002. Ms. Krisko has been a portfolio manager of the BNY Fund since 2005 when she joined BNY as a senior portfolio manager and a managing director; prior thereto, she held various senior investment positions with Deutsche Asset Management and Northern Trust and was a senior quantitative equity portfolio manager and trader for The Vanguard Group. Mr. Buchanan and Ms. Krisko also have been employees of Mellon Capital Management Corporation, an affiliate of Dreyfus, since February 2008.

Distributions. The dividends and distributions policies of the Mellon Successor Fund and the BNY Fund are substantially similar. The Mellon Successor Fund and the BNY Fund normally pay dividends and distribute any capital gains annually.

Capitalization. The Mellon Successor Fund has classified its shares into two classes " Class M shares and Investor shares"which have not yet been offered to the public. The BNY Fund has classified its shares into two classes " Institutional shares and Class A shares. Holders of Institutional shares and Class A shares of the BNY Fund will receive Class M shares and Investor shares, respectively, of the Mellon Successor Fund in the Reorganization. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the BNY Fund's shares, (2) the capitalization of each class of the Mellon Successor Fund's shares and (3) the pro forma capitalization of each class of the Mellon Successor Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	BNY Fund Institutional Shares	Mellon Successor Fund Class M	Pro Forma After Reorganization Mellon Successor Fund Class M
Total net assets	$545,391,940	$0	$545,391,940
Net asset value per share	$16.58	N/A	$16.58
Shares outstanding	32,898,940	0	32,898,940

	BNY Fund Class A	Mellon Successor Fund Investor Shares	Pro Forma After Reorganization Mellon Successor Fund Investor Shares
Total net assets	$5,622,560	$0	$5,622,560
Net asset value per share	$16.37	N/A	$16.37
Shares outstanding	343,471	0	343,471

The BNY Fund's total net assets (attributable to Institutional shares and Class A shares), as of December 31, 2007, were approximately $551 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Pertaining to Share Ownership. As of February 29, 2008, the following numbers of BNY Fund shares were issued and outstanding:

Institutional Shares Outstanding	Class A Shares Outstanding
33,154,005.03	329,201.00

As of February 29, 2008, the following shareholders were known by the BNY Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the BNY Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the indicated class of the Mellon Successor Fund:

Percentage of Outstanding Shares
Before and After Reorganization
Class A Shares

Pauline C. Metcalf Pauline C. Metcalf Trust 22 Parsonage Street Providence, RI 02903	62.42%

Susan E. Bannon 62 Croton Avenue Mt. Kisco, NY 10549	7.13%

Institutional Shares

Wachovia Bank, N.A. 1525 West WT Harris Blvd. Charlotte, NC 28262	8.42%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of February 29, 2008, Board members and officers of the BNY Hamilton Funds, as a group, owned less than 1% of the BNY Fund's outstanding shares, respectively.

EXHIBIT B

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of _______, 2008

(the "Agreement"), between BNY HAMILTON FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of _______ (the "Fund"), and BNY MELLON FUNDS TRUST (the "Acquiring Company"), a Massachusetts business trust, on behalf of ___________ (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class M shares and Investor shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Fund is properly treated as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

[Applicable only with respect to the Operating Acquiring Funds] WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

[Applicable only with respect to the Successor Acquiring Funds] WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Assets of the Fund shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the corresponding shares of the Fund on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10      As soon as practicable after the Closing Date, the Company shall provide the Acquiring Company with copies of all books and records that pertain to the Fund that the Acquiring Company is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Agreement and Declaration of Trust, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be September 12, 2008, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for the Fund's fiscal year ended December 31, 2007 have been audited by Tait, Weller & Baker, LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such date, and there are no known contingent liabilities of the Fund as of such date not disclosed therein.

(i) Since December 31, 2007, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statements of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Acquiring Company, a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

(b) The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(g) [Applicable only with respect to the Operating Acquiring Funds] The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for its fiscal year ended August 31, 2007 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such date.

(h) [Applicable only with respect to the Operating Acquiring Funds] Since August 31, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statements of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) [Applicable only with respect to the Operating Acquiring Funds] At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) [Applicable only with respect to the Operating Acquiring Funds] For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Company by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) [Applicable only with respect to the Operating Acquiring Funds] The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

(p) [Applicable only with respect to the Successor Acquiring Funds] The Acquiring Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or operations at any time prior to the Closing Date. As of the time immediately following the Closing, the Fund's shareholders will own all of the outstanding Acquiring Fund Shares. Upon filing of its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

5.	COVENANTS OF THE COMPANY AND THE ACQUIRING COMPANY, ON BEHALF OF THE FUND AND THE ACQUIRING FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, subject to paragraph 8.5, payment of customary dividends and other distributions and shareholder purchases and redemptions.

5.2       The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other lawful action reasonably necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes and of any capital loss carryforwards and other items which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5       The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       The Company, on behalf of the Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Fund shares.

5.9       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.10      Each of the Fund and the Acquiring Fund and the Company and the Acquiring Company shall use its best efforts to cause the Reorganization to qualify, and will not (either before or after the Closing Date) knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3       The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, counsel to the Fund, in a form reasonably satisfactory to the Acquiring Company, substantially to the effect that:

That (a) the Company is a corporation validly existing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as a registered investment company as described in its current registration statement on Form N-1A and the Fund is a duly established and designated series of the Company; (b) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Fund, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Company, on behalf of the Fund, enforceable against the Company, with respect to the Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity; (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or By-Laws or result in a material violation of the express terms of any agreement filed as an exhibit to the Company's registration statement on Form N-1A to which the Fund is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Fund is a party or by which it or its property is bound, under the express terms thereof; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Company, on behalf of the Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under the securities or blue sky laws of the various states (as to which such counsel need express no opinion); (e) to the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Fund or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and (f) the Company is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel (based solely on a telephone conversation with a member of the staff of the Commission), no order has been issued or proceeding instituted to suspend such registration.

Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or Board members of the Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Company may reasonably request.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

6.4       The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Fund shall have received on the Closing Date an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Acquiring Fund, in a form satisfactory to the Company, substantially to the effect that:

That (a) the Acquiring Company is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company as described in its current registration statement on Form N-1A and the Acquiring Fund is a duly established and designated series of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, is a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Company, with respect to the Acquiring Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity; (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Company's Charter or By-Laws or result in a material violation of the express terms of any agreement filed as an exhibit to the Acquiring Company's registration statement on Form N-1A to which the Acquiring Fund is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Acquiring Fund is a party or by which it or its property is bound, under the express terms thereof; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under the securities or blue sky laws of the various states (as to which such counsel need express no opinion); (e) to the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and (f) the Acquiring Company is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel (based solely on a telephone conversation with a member of the staff of the Commission), no order has been issued or proceeding instituted to suspend such registration.

Such counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or Board members of the Acquiring Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

7.3       The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the Company's Board and the Acquiring Company's Board, and by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       Prior to the Valuation Date, the Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

9.1       This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

9.2       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

10.	TERMINATION OF AGREEMENT; EXPENSES.

10.1      This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

10.2      If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this paragraph 10, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Company or the Company, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

10.3      Each of the Acquiring Company and the Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.4      Each party acknowledges that all expenses incurred in connection with the Reorganization will be borne by the Fund's and Acquiring Fund's respective investment adviser.

11.	AMENDMENTS.

This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Acquiring Company; provided, however, that following the meeting of shareholders of the Fund referred to in paragraph 5.2, no such amendment may have a material adverse effect on the interests of the Fund Shareholders under this Agreement without their further approval.

12.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

13.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

13.1      The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

13.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland and the Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Acquiring Company's Charter; a copy of the Acquiring Company Charter is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquiring Company's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Acquiring Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

BNY MELLON FUNDS TRUST, on behalf of BNY Mellon _________ Fund
By: ________________________
Christopher E. Sheldon,
President

ATTEST: _______________________
Jeff Prusnofsky,
Assistant Secretary

BNY HAMILTON FUNDS, INC., on behalf of BNY Hamilton ________ Fund
By: _________________________
Joseph Murphy,
President

ATTEST: _______________________
Jennifer English,
Secretary

EXHIBIT C

DESCRIPTION OF BNY MELLON FUNDS TRUST BOARD MEMBERS

Board Members of BNY Mellon Funds Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations are shown below. The Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk (*).

Name (Age) Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

*Patrick J. O'Connor[1] (65)Chairman of the Board (2000)	Attorney, Cozen O'Connor since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President since 2002

Board of Consultors of Villanova University School of Law, Board Member Temple University, Trustee Philadelphia Police Foundation, Board Member Philadelphia Children's First Fund, Board MemberAmerican College of Trial Lawyers, Fellow Historical Society of the United States District Court for the Eastern District of Pennsylvania, Director

Ronald R. Davenport (71) Trustee (2000)	Chairman of Sheridan Broadcasting Corporation since July 1972	American Urban Radio Networks, Co-Chairma n

John L. Diederich (71)Trustee (2000)	Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998	Continental Mills, a dry baking products company, Board Member Pittsburgh Parks Conservancy, Board Member

Maureen M. Young (62)Trustee (2000)	Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2008

Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, Board Member representing Carnegie Mellon UniversityPennsylvania Association for Individuals with Disabilities, Board MemberOakland Planning and Development Corp., Board Member

Kevin C. Phelan (63)Trustee (2000)	Mortgage Banker, Meredith & Grew, Inc. since March 1978, including Executive Vice President and Director since March 1998

Greater Boston Chamber of Commerce, Director Fiduciary Trust Company, Director St. Elizabeth's Medical Center of Boston, Board Member Providence College, Trustee Simmons College, Trustee Newton Country Day School, Chairman of the BoardBabson College, Board of Visitors Boston University School of Public Health, Board of VisitorsBoston Public Library Foundation, Director Boston Foundation, Director Boston Municipal Research Bureau, Board MemberBoys and Girls Club of Boston, Board MemberBoston Capital Real Estate Investment Trust, Director

Patrick J. Purcell (60)Trustee (2000)

Owner, President and Publisher of The Boston Herald since February 1994 President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996President and Chief Executive Officer, Herald Media since 2001

The American Ireland Fund, an organization that raises funds for philanthropic projects in Ireland , Vice ChairmanThe Genesis Fund, an organization that raises funds for the specialized care and treatment of New England area children born with birth defects, mental retardation and genetic diseases, Board MemberUnited Way of Massachusetts Bay, Board Member Greater Boston Chamber of Commerce, Board Member

Thomas F. Ryan, Jr. (66)Trustee (2000)	Retired since April 1999President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999

Boston College, Trustee Brigham & Women's Hospital, Trustee New York State Independent System Operator, a non-profit organization which administers a competitive wholesale market for electricity in New York State, Director RepliGen Corporation, a biopharmaceutical company, Director

[1] Mr. O"Connor is considered an "interested person" of the Trust because the law firm of which he is a member, Cozen O"Connor, has represented Mellon Bank, N.A. and its affiliates in certain matters.

BNY HAMILTON FUNDS, INC.

The undersigned shareholder of BNY Hamilton ________Fund (the "Fund"), a series of BNY Hamilton Funds, Inc. (the "Company"), hereby appoints _______________ and ____________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on April 14, 2008, at a Special Joint Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor East, New York, New York 10166, at 9:00 a.m., on Wednesday, July 16, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ___________________ Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope
_________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Combined Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil.

Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon _________Fund (the "Mellon Fund"), in exchange for Class M shares and Investor shares of the Mellon Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Mellon Fund of the Fund's stated liabilities (the "Reorganization"). Class M shares and Investor shares of the Mellon Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Institutional shares and Class A shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
o	o	o

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Subject to Completion, March 26, 2008

STATEMENT OF ADDITIONAL INFORMATION
___________, 2008
Acquisition of the Assets of

BNY Hamilton Core Bond Fund

BNY Hamilton Intermediate Tax-Exempt Fund

BNY Hamilton Small Cap Growth Fund

BNY Hamilton Small Cap Core Equity Fund

BNY Hamilton Intermediate Government Fund

BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY Hamilton International Equity Fund
(each, a Series of BNY Hamilton Funds, Inc.)

3425 Stelzer Road
Columbus, Ohio 43219
1-800-4269363
By and in Exchange for Investor Shares and Class M Shares of

BNY Mellon Bond Fund

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon Small Cap Stock Fund
BNY Mellon Intermediate U.S. Government Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon International Appreciation Fund
(each, a Series of BNY Mellon Funds Trust)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Prospectus/Proxy Statement dated __________, 2008 relating specifically to the proposed transfer of all of the assets and liabilities of BNY Hamilton Core Bond Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund and BNY Hamilton International Equity Fund (the "BNY Funds"), each a series of BNY Hamilton Funds, Inc. (the "Company"), in exchange for Investor shares and Class M shares, as applicable, of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon Intermediate U.S. Government Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon International Appreciation Fund (the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	Statement of Additional Information of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Small Cap Stock Fund dated December 31, 2007.
2.

Statement of Additional Information of BNY Mellon Intermediate U.S. Government Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon International Appreciation Fund dated March 31, 2008.

3.	Annual Reports of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Small Cap Stock Fund dated August 31, 2007.
4.	The BNY Funds' Statement of Additional Information, dated April 30, 2007.
5.	The BNY Funds' Annual Reports for the fiscal year ended December 31, 2007.
6.	Pro forma financials as of December 31, 2007

The Combined Prospectus/Proxy Statement dated ___________, 2008 may be obtained by writing to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or the BNY Funds at 3425 Stelzer Road, Columbus, Ohio 43219.

DOCUMENTS INCORPORATED BY REFERENCE

The BNY Funds' Statement of Additional Information dated April 30, 2007 is incorporated herein by reference to the Company's Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A, filed April 30, 2007 (File No. 33-47703). The financial statements of the BNY Funds are incorporated herein by reference to their Annual Reports dated December 31, 2007.

The Statement of Additional Information of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Small Cap Stock Fund dated December 31, 2007 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A, filed December 21, 2007 (File No. 333-34844). The financial statements of BNY Mellon Bond Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Small Cap Stock Fund are incorporated herein by reference to their Annual Reports dated August 31, 2007.

STATEMENT OF INVESTMENTS
Mellon Bond Fund December 31, 2007 (Unaudited)
			Mellon Bond Fund		BNY Hamilton Core Bond Fund		Pro Forma Combined (*)	Mellon Bond Fund	BNY Hamilton Core Bond Fund	Pro Forma Combined (*)

Bonds and Notes--98.5%	Coupon Rate (%)	Maturity Date	Principal Amount ($)					Value ($)
Asset-Backed Ctfs./Auto Receivables --3.0%
Daimler Chrysler Auto Trust,
Series 2006-C, Class A4	4.98	11/8/11			1,495,000		1,495,000		1,507,766	1,507,766
Ford Credit Auto Owner Trust,
Series 2007-A, Class A4A	5.47	6/15/12			755,000		755,000		769,568	769,568
Franklin Auto Trust,
Ser. 2007-1, Cl. A4	5.03	2/16/15	5,865,000				5,865,000	5,899,828		5,899,828
Harley-Davidson Motorcycle Trust,
Ser. 2005-3, Cl. A2	4.41	6/15/12	2,365,000				2,365,000	2,359,358		2,359,358
Harley-Davidson Motorcycle Trust,
Ser. 2007-1, Cl. A4	5.21	6/17/13	3,715,000				3,715,000	3,765,252		3,765,252
Honda Auto Receivables Owner
Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	1,470,000				1,470,000	1,486,484		1,486,484
Honda Auto Receivables Owner
Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	6,180,000				6,180,000	6,235,700		6,235,700
Household Automotive Trust,
Ser. 2007-1, Cl. A4	5.33	11/17/13	3,960,000				3,960,000	4,013,149		4,013,149
Hyundai Auto Receivables Trust,
Ser. 2006-B, Cl. A4	5.15	5/15/13	3,600,000				3,600,000	3,637,138		3,637,138
Nissan Auto Lease Trust,
Ser. 2006-A, Cl. A4	5.10	7/16/12	7,200,000				7,200,000	7,269,954		7,269,954
USAA Auto Owner Trust,
Series 2006-4, Class A4	4.98	10/15/12			2,809,000		2,809,000		2,832,768	2,832,768
								34,666,863	5,110,102	39,776,965
Asset-Backed Ctfs./Home Equity Loans--.8%
CWCapital Cobalt,
Ser. 2007-C2, Cl. A2	5.33	4/15/47	4,780,000				4,780,000	4,797,590		4,797,590
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB19, Cl. A2	5.82	2/12/49	1,934,000	a			1,934,000	1,969,433		1,969,433
MP Environmental Funding,
Ser. 2007-A, Cl. A1	4.98	7/15/16	5,305,000				5,305,000	5,237,043		5,237,043
								12,004,066		12,004,066
Asset-Backed Ctfs./Other--.3%
CIT Equipment Collateral,
Ser. 2006-VT2, Cl. A4	5.05	4/20/14	2,535,000				2,535,000	2,536,198		2,536,198
CNH Equipment Trust,
Ser. 2005-A, Cl. A4B	4.29	6/15/12	2,305,000				2,305,000	2,293,616		2,293,616
								4,829,814		4,829,814
Bank & Finance--8.8%
AEP Texas Central Transition
Funding, Scd. Bonds, Ser. A-4	5.17	1/1/18	7,090,000				7,090,000	6,938,200		6,938,200
Agua Caliente Band of Cahuilla
Indians, Scd. Notes	6.08	10/1/16	2,635,000				2,635,000	2,675,737		2,675,737
Agua Caliente Band of Cahuilla
Indians, Scd. Notes	6.44	10/1/16	2,860,000				2,860,000	2,904,616		2,904,616
American General Finance Corp.,
Series H	5.38	10/1/12			1,223,000		1,223,000		1,208,219	1,208,219
AXA Financial,
Sr. Notes	7.75	8/1/10	5,000,000				5,000,000	5,372,390		5,372,390
Bank of America Corp.	5.42	3/15/17			500,000		500,000		483,150	483,150
Bank of America,
Sub. Notes	5.49	3/15/19	10,600,000				10,600,000	10,149,850		10,149,850
Bank of America Corp. Capital Trust XI	6.63	5/23/36			1,374,000		1,374,000		1,336,743	1,336,743
BankAmerica Capital II,
Bank Gtd. Debs., Ser. 2	8.00	12/15/26	6,775,000				6,775,000	7,112,151		7,112,151
Bear Stearns,
Notes	4.50	10/28/10	2,000,000				2,000,000	1,919,954		1,919,954
Blackrock,
Sr. Unsub. Notes	6.25	9/15/17	4,820,000				4,820,000	4,970,852		4,970,852
Capital One Financial Corp.	6.15	9/1/16			845,000		845,000		749,811	749,811
Caterpillar Financial Services Corp.	4.30	6/1/10			596,000		596,000		593,848	593,848
Caterpillar Financial Services,
Sr. Unscd. Notes	5.05	12/1/10	4,540,000				4,540,000	4,617,870		4,617,870
CIT Group, Inc.	5.40	2/13/12			838,000		838,000		790,256	790,256
CIT Group,
Sr. Notes	5.40	3/7/13	4,100,000				4,100,000	3,729,020		3,729,020
Citigroup, Inc.	5.10	9/29/11			1,653,000		1,653,000		1,662,204	1,662,204
Citigroup, Inc.	6.00	10/31/33			846,000		846,000		783,377	783,377
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	3,135,000				3,135,000	3,226,200		3,226,200
Countrywide Home Loan,
Gtd. Notes, Ser. K	5.63	7/15/09	2,855,000				2,855,000	2,178,862		2,178,862
Countrywide Home Loan,
Gtd. Notes, Ser. H	6.25	4/15/09	1,435,000				1,435,000	1,117,442		1,117,442
Diageo Finance,
Gtd. Notes	5.50	4/1/13	3,805,000		1,960,000		5,765,000	3,864,712	1,990,758	5,855,470
General Electric Capital Corp.	6.00	6/15/12			3,311,000		3,311,000		3,471,047	3,471,047
Goldman Sachs Group, Inc.	5.63	1/15/17			1,381,000		1,381,000		1,348,651	1,348,651
Goldman Sachs Group, Inc.	6.35	2/15/34			1,152,000		1,152,000		1,040,394	1,040,394
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	3,980,000				3,980,000	3,911,839		3,911,839
HSBC Finance,
Notes	5.00	6/30/15	2,410,000				2,410,000	2,301,989		2,301,989
HSBC Holdings,
Sub. Notes	6.50	9/15/37	4,500,000		1,800,000		6,300,000	4,375,575	1,744,612	6,120,187
International Lease Finance,
Sr. Unscd. Notes	5.75	6/15/11	5,645,000				5,645,000	5,720,225		5,720,225
John Deere Capital,
Sr. Unscd. Notes	7.00	3/15/12	4,360,000		1,895,000		6,255,000	4,751,872	2,063,437	6,815,309
JP Morgan Chase & Co.,
Sr. Unscd. Notes	5.38	10/1/12	1,800,000		1,046,000		2,846,000	1,833,925	1,064,608	2,898,533
JP Morgan Chase Capital XXII	6.45	2/2/37			806,000		806,000		717,492	717,492
Merrill Lynch & Co., Inc.	3.92	3/2/09			1,130,000	a	1,130,000		1,092,202	1,092,202
Morgan Stanley,
Sub. Notes	4.75	4/1/14	7,210,000				7,210,000	6,763,651		6,763,651
Morgan Stanley	6.60	4/1/12			2,183,000		2,183,000		2,293,726	2,293,726
PNC Funding,
Bank Gtd. Notes	4.50	3/10/10	2,825,000				2,825,000	2,816,695		2,816,695
								93,253,627	24,434,535	117,688,162
Building & Construction--.3%
CRH America,
Gtd. Notes	5.30	10/15/13	4,095,000				4,095,000	4,012,142		4,012,142
Chemicals -- .1%
EI Du Pont de Nemours & Co.	5.25	12/15/16			1,248,000		1,248,000		1,227,870	1,227,870
Commercial & Professional Services --.7%
Seminole Tribe of Florida,
Notes	5.80	10/1/13	8,840,000	b			8,840,000	9,042,869		9,042,869
Commercial Mortgage Pass-Through Ctfs. --7.9%
American Home Mortgage Investment Trust,
Series 2004-1, Class 1A	5.22	4/25/44			676,045	a	676,045		676,167	676,167
Banc of America Commercial Mortgage, Inc.,
Series 2004-4, Class A3	4.13	7/10/42			2,779,000		2,779,000		2,756,562	2,756,562
Banc of America Mortgage Securities, Inc.,
Series 2004-I, Class 2A2	4.68	10/25/34			494,575	a	494,575		482,968	482,968
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A2	5.31	10/10/45			2,495,000		2,495,000		2,504,824	2,504,824
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1	4.63	10/25/35			629,043	a	629,043		619,785	619,785
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2003-T10, Class A2	4.74	3/13/40			2,659,000		2,659,000		2,634,895	2,634,895
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A1	4.94	10/12/42			1,384,374		1,384,374		1,381,243	1,381,243
Bear Stearns ALT-A Trust,
Series 2005-7, Class 11A1	5.14	8/25/35			6,658,377	a	6,658,377		6,533,597	6,533,597
Bear Stearns ALT-A Trust,
Series 2006-1, Class 21A1	5.36	2/25/36			313,148		313,148		309,002	309,002
Bear Stearns ALT-A Trust,
Series 2006-5, Class 1A1	5.04	8/25/36			883,035	a	883,035		806,491	806,491
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2002-TOP6, Class A2	6.46	10/15/36			3,463,000		3,463,000		3,662,575	3,662,575
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1, Class A1	5.05	7/15/44			1,626,575		1,626,575		1,624,347	1,624,347
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2007-CD4,
Cl. A2B	5.21	12/11/49	3,390,000				3,390,000	3,389,465		3,389,465
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A3	5.61	1/15/46	3,870,000	a			3,870,000	3,894,740		3,894,740
Countrywide Alternative Loan Trust,
Series 2007-15CB, Class A19	5.75	7/25/37			2,508,709		2,508,709		2,377,042	2,377,042
Countrywide Alternative Loan Trust,
Series 2007-12T1, Class A5	6.00	6/25/37			3,450,000		3,450,000		3,126,314	3,126,314
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-C2,
Cl. A2	5.45	1/15/49	4,610,000	a			4,610,000	4,646,652		4,646,652
FHLMC Multi-family Structured Pass-Through Certificates,
Series K001, Class A3	8.31	1/25/12			1,347,407		1,347,407		1,368,280	1,368,280
Four Times Square Trust,
Ser. 2006-4TS, Cl. A	5.40	12/13/28	13,000,000	b			13,000,000	12,716,257		12,716,257
GE Capital Commercial Mortgage Corp.,
Series 2003-C1, Class A2	4.09	1/10/38			2,338,000		2,338,000		2,319,510	2,319,510
GMAC Mortgage Corp. Loan Trust,
Series 2004-J2, Class A2	5.37	6/25/34			2,291,364	a	2,291,364		2,269,100	2,269,100
LB-UBS Commercial Mortgage Trust,
Series 2005-C7, Class A2	5.10	11/15/30			2,541,000		2,541,000		2,545,245	2,545,245
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class A2	5.26	9/15/39			2,670,000		2,670,000		2,680,003	2,680,003
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A2	5.30	2/15/40	4,225,000				4,225,000	4,241,083		4,241,083
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A2	5.69	6/12/50	5,598,000	a			5,598,000	5,691,639		5,691,639
Merrill Lynch/Countrywide
Commericial Mortgage Trust,
Ser. 2007-6, Cl. A2	5.33	3/12/51	3,845,000				3,845,000	3,857,447		3,857,447
Residential Accredit Loans, Inc.,
Series 2004-QA5, Class A1	4.28	12/25/34			415,035	a	415,035		415,035	415,035
Residential Accredit Loans, Inc.,
Series 2004-QA6, Class NB1	4.93	12/26/34			175,283	a	175,283		174,946	174,946
Residential Accredit Loans, Inc.,
Series 2003-QS1, Class A1	5.00	1/25/33			207,139		207,139		203,031	203,031
Structured Asset Securities Corp.,
Series 2003-8, Class 2A6	5.00	4/25/33			898,261		898,261		885,831	885,831
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A	5.05	10/25/34			429,905	a	429,905		432,208	432,208
Structured Asset Securities Corp.,
Series 2005-10, Class 5A8	5.25	12/25/34			1,378,579		1,378,579		1,322,620	1,322,620
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-22, Class 1A2	5.25	12/25/35			1,571,450		1,571,450		1,567,974	1,567,974
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-23, Class 1A1	5.45	1/25/36			2,353,221		2,353,221		2,349,494	2,349,494
WaMu Mortgage Pass Through Certificates
Series 2003-AR9, Class 1A4	3.70	9/25/33			1,538,248		1,538,248		1,527,271	1,527,271
WaMu Mortgage Pass Through Certificates
Series 2004-AR7, Class B2	3.94	7/25/34			3,081,234	a	3,081,234		3,089,593	3,089,593
WaMu Mortgage Pass Through
Certificates, Ser. 2003-S4,
Cl. 4A1	4.00	2/25/32	943,527				943,527	880,544		880,544
WaMu Mortgage Pass Through
Certificates, Ser. 2004-AR9,
Cl. A6	4.14	8/25/34	4,510,000	a			4,510,000	4,472,549		4,472,549
WaMu Mortgage Pass Through Certificates
Series 2004-AR9, Class B3	4.28	8/25/34			2,984,617		2,984,617		2,959,436	2,959,436
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR3, Class 1A2	4.18	3/25/35			1,970,805	a	1,970,805		1,962,000	1,962,000
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-R, Class B3	4.44	9/25/34			1,482,012	a	1,482,012		1,464,728	1,464,728
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR8, Class 2A1	4.49	6/25/35			1,803,710	a	1,803,710		1,785,846	1,785,846
								43,790,376	60,817,963	104,608,339
Diversified Metals & Mining --.1%
Alcoa, Inc.	5.55	2/1/17			753,000		753,000		730,535	730,535

Food & Beverage -- .1%
General Mills, Inc.	5.70	2/15/17			682,000		682,000		673,384	673,384
Foreign/Governmental--.9%
Hydro-Quebec,
Gov't. Gtd. Bonds, Ser. IF	8.00	2/1/13	3,920,000				3,920,000	4,626,866		4,626,866
United Mexican States,
Notes	5.63	1/15/17	4,705,000	c	1,270,000		5,975,000	4,780,280	1,287,145	6,067,425
United Mexican States,
Notes	6.63	3/3/15	1,480,000	c			1,480,000	1,607,724		1,607,724
								11,014,870	1,287,145	12,302,015
Health Care--.7%
Abbott Laboratories	5.60	5/15/11			2,282,000		2,282,000		2,363,340	2,363,340
Aetna,
Sr. Unscd. Notes	5.75	6/15/11	3,380,000				3,380,000	3,476,698		3,476,698
Eli Lilly & Co.	5.20	3/15/17			2,746,000		2,746,000		2,743,795	2,743,795
Industrials--1.3%								3,476,698	5,107,135	8,583,833
Devon Financing,
Gtd. Notes	6.88	9/30/11	4,110,000		1,750,000		5,860,000	4,404,995	1,874,059	6,279,054
Emerson Electric,
Sr. Unscd. Notes	5.00	12/15/14	3,500,000				3,500,000	3,492,251		3,492,251
Johnson Controls,
Sr. Notes	5.25	1/15/11	7,110,000				7,110,000	7,135,006		7,135,006
								15,032,252	1,874,059	16,906,311
Information Technology--1.4%
International Business Machines,
Sr. Unscd. Debs.	7.00	10/30/25	2,000,000		1,272,000		3,272,000	2,246,290	1,424,872	3,671,162
Intuit,
Sr. Unscd. Notes	5.40	3/15/12	4,735,000		1,770,000		6,505,000	4,813,596	1,797,706	6,611,302
Oracle,
Sr. Unscd. Notes	5.00	1/15/11	7,000,000		1,200,000		8,200,000	7,097,517	1,215,869	8,313,386
								14,157,403	4,438,447	18,595,850
Lodging & Entertainment --.3%
Seminole Indian Tribe of Florida,
Series 144A	5.80	10/1/13			3,221,000	b	3,221,000		3,290,928	3,290,928
Media & Telecommunications--4.3%
AT&T,
Sr. Unscd. Notes	6.50	9/1/37	5,105,000				5,105,000	5,356,140		5,356,140
AT&T, Inc.	6.80	5/15/36			1,650,000		1,650,000		1,785,445	1,785,445
British Sky Broadcasting,
Gtd. Notes	6.88	2/23/09	4,180,000		1,690,000		5,870,000	4,262,392	1,722,843	5,985,235
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	4,200,000				4,200,000	4,278,233		4,278,233
Comcast,
Gtd. Notes	5.90	3/15/16	6,400,000		1,325,000		7,725,000	6,449,357	1,333,071	7,782,428
Global Crossing Ltd.	8.70	11/15/08			1,401,000	f	1,401,000		0	0
News America,
Gtd. Notes	6.15	3/1/37	2,375,000				2,375,000	2,301,831		2,301,831
News America Holdings,
Gtd. Debs.	7.60	10/11/15	3,750,000				3,750,000	4,165,358		4,165,358
News America Holdings, Inc.	9.25	2/1/13			904,000		904,000		1,056,685	1,056,685
SBC Communications,
Sr. Unscd. Notes	5.88	8/15/12	4,320,000				4,320,000	4,478,445		4,478,445
Sprint Capital,
Gtd. Notes	6.90	5/1/19	4,750,000				4,750,000	4,727,651		4,727,651
Time Warner, Inc.	5.50	11/15/11			1,905,000		1,905,000		1,912,808	1,912,808
Time Warner,
Gtd. Debs.	6.50	11/15/36	2,115,000				2,115,000	2,064,490		2,064,490
Verizon Communications,
Sr. Unscd. Notes	5.55	2/15/16	4,340,000				4,340,000	4,393,690		4,393,690
Verizon Global Funding Corp.	7.25	12/1/10			608,000		608,000		651,734	651,734
Verizon Global Funding Corp.	7.75	12/1/30			936,000		936,000		1,097,799	1,097,799
Verizon Virginia, Inc., Series A	4.63	3/15/13			2,110,000		2,110,000		2,038,076	2,038,076
Vodafone Group PLC	5.63	2/27/2017			1,963,000		1,963,000		1,954,665	1,954,665
Williams Communication Group, Inc.	10.88	10/1/09			1,406,000	f	1,406,000		0	0
								42,477,587	13,553,126	56,030,713
Property & Casualty Insurance -- .1%
American International Group, Inc.	5.60	10/18/16			1,492,000		1,492,000		1,482,469	1,482,469
Hartford Financial Services Group, Inc.	5.38	3/15/17			1,301,000		1,301,000		1,257,155	1,257,155
Prudential Financial, Inc.	5.50	3/15/16			690,000		690,000		684,546	684,546
Prudential Financial, Inc.	5.70	12/14/36			1,340,000		1,340,000		1,188,242	1,188,242

Real Estate Investment Trusts--1.1%
ERP Operating,
Notes	6.95	3/2/11	4,000,000				4,000,000	4,196,224		4,196,224
Simon Property Group LP	5.25	12/1/16			292,000		292,000		271,698	271,698
Simon Property Group LP	5.60	9/1/11			477,000		477,000		478,558	478,558
Simon Property Group,
Unscd. Notes	5.75	5/1/12	5,265,000				5,265,000	5,301,513		5,301,513
								9,497,737	5,362,668	14,860,405
Retailing--.8%
Home Depot, Inc.	5.40	3/1/16			1,629,000		1,629,000		1,543,395	1,543,395
Wal-Mart Stores, Inc.	5.25	9/1/35			1,386,000		1,386,000		1,229,401	1,229,401
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	7,250,000				7,250,000	7,660,118		7,660,118
								7,660,118	2,772,796	10,432,914
Transportation --.1%
Union Pacific Corp.	4.88	1/15/15			1,326,000		1,326,000		1,263,849	1,263,849

U.S. Government Agencies--7.0%
Federal Farm Credit Banks,
Bonds	5.25	9/13/10	3,915,000				3,915,000	4,071,334		4,071,334
Federal Home Loan Banks,
Bonds	5.20	9/10/10	9,580,000				9,580,000	9,652,521		9,652,521
Federal Home Loan Banks,
Bonds	5.65	4/20/22	8,000,000				8,000,000	8,254,920		8,254,920
Federal Home Loan Mortgage Corp.
Series 2985, Class JP	4.50	10/15/15			1,423,891		1,423,891		1,421,975	1,421,975
Federal Home Loan Mortgage Corp.
Series 2726, Class AG	4.50	9/15/22			84,387		84,387		84,252	84,252
Federal Home Loan Mortgage Corp.
Series R002, Class AH	4.75	7/15/15			1,828,135		1,828,135		1,817,653	1,817,653
Federal Home Loan Mortgage Corp.
Series R004, Class AL	5.13	12/15/13			833,071		833,071		837,058	837,058
Federal Home Loan Mortgage Corp.,
Notes	5.38	1/9/14	4,405,000				4,405,000	4,439,830		4,439,830
Federal Home Loan Mortgage Corp.,
Notes	5.40	2/2/12	4,830,000				4,830,000	4,901,726		4,901,726
Federal Home Loan Mortgage Corp.,
Notes	5.40	3/2/12	5,165,000				5,165,000	5,217,983		5,217,983
Federal Home Loan Mortgage Corp.,
Notes	5.50	3/22/22	4,440,000				4,440,000	4,598,250		4,598,250
Federal Home Loan Mortgage Corp.,
Notes	5.90	6/15/22	6,485,000				6,485,000	6,766,540		6,766,540
Federal Home Loan Mortgage Corp.
Series 1678, Class CA	6.00	2/15/09			139,396		139,396		139,159	139,159
Federal National Mortgage Association	4.88	12/15/16			2,674,000	c	2,674,000		2,748,821	2,748,821
Federal National Mortgage Association	5.13	1/2/14			2,681,000		2,681,000		2,776,682	2,776,682
Federal National Mortgage
Association, Notes	5.25	3/5/14	13,815,000				13,815,000	14,216,740		14,216,740
Federal National Mortgage
Association, Notes	5.38	4/11/22	6,855,000				6,855,000	6,942,456		6,942,456
Federal National Mortgage
Association, Notes	5.50	7/9/10	6,320,000				6,320,000	6,401,939		6,401,939
Federal National Mortgage
Association, Notes	5.75	6/9/11	4,710,000				4,710,000	4,741,289		4,741,289
Federal National Mortgage Association	6.00	5/15/08			213,000		213,000		214,079	214,079
Federal National Mortgage Association	6.13	3/15/12			492,000		492,000		534,528	534,528
								80,205,528	11,838,056	92,043,584
U.S. Government Agencies/Mortgage-Backed--39.5%
Federal Home Loan Mortgage Corp.:
4.00%, 5/1/19					3,089,771		3,089,771		2,966,285	2,966,285
4.50%, 8/1/18 - 1/1/34			19,758,179		10,782,142		30,540,321	19,422,539	10,476,917	29,899,456
5.00%, 6/1/18 - 8/1/37			1,825,356		17,925,837		19,751,193	1,827,825	17,693,422	19,521,247
5.08%, 10/1/35			5,387,162	a			5,387,162	5,412,109		5,412,109
5.50%, 11/1/20 - 12/1/37			36,099,567		45,593,120		81,692,687	36,037,623	45,607,266	81,644,889
5.76%, 4/1/37			9,657,855	a			9,657,855	9,813,394		9,813,394
5.81%, 1/1/37					3,069,184	a	3,069,184		3,123,464	3,123,464
5.82%, 11/1/36					3,396,781	a	3,396,781		3,437,608	3,437,608
5.93%, 4/1/37 - 5/1/37			8,381,310	a	1,301,369		9,682,679	8,521,107	1,324,006	9,845,113
5.96%, 11/1/36					3,123,708	a	3,123,708		3,212,602	3,212,602
6.00%, 9/1/32 - 12/1/37			28,283,637		21,350,029		49,633,666	28,710,441	21,704,001	50,414,442
6.50%, 6/1/14 - 1/1/33					7,363,225		7,363,225		7,612,797	7,612,797
Ser. 1660, Cl. H, 6.50%,
1/15/09			381,751				381,751	381,018		381,018
7.00%, 11/1/26 - 8/1/36			3,717,030		1,582,015		5,299,045	3,869,907	1,659,394	5,529,301
7.50%, 9/1/11 - 7/1/31					195,099		195,099		208,632	208,632
9.25%, 8/1/11					34,869		34,869		36,856	36,856
10.00%, 4/1/09					2,678		2,678		2,796	2,796
Federal National Mortgage Association:
3.98%, 3/1/35			6,298,660	a			6,298,660	6,392,123		6,392,123
4.50%, 1/1/36			8,596,095				8,596,095	8,142,250		8,142,250
4.57%, 3/1/35			3,696,725	a			3,696,725	3,639,635		3,639,635
4.92%, 9/1/35			6,242,598	a			6,242,598	6,237,883		6,237,883
5.01%, 10/1/35			6,175,174	a			6,175,174	6,208,667		6,208,667
5.50%, 5/1/17 - 4/1/37			63,595,385		2,535,799		66,131,184	63,562,440	2,573,675	66,136,115
5.71%, 4/1/37			10,099,667	a			10,099,667	10,248,695		10,248,695
5.73%, 5/1/37			8,674,428	a	3,173,558	a	11,847,986	8,808,188	3,221,503	12,029,691
5.99%, 5/1/37			9,136,429	a			9,136,429	9,283,468		9,283,468
6.00%, 9/1/16 - 10/1/37			32,000,970		8,544,335		40,545,305	32,527,420	8,687,949	41,215,369
6.03%, 8/1/37			9,972,283	a			9,972,283	10,097,012		10,097,012
6.50%, 4/1/17 - 8/1/37			32,557,378		1,777		32,559,155	33,476,172	1,842	33,478,014
7.00%, 4/1/09 - 10/1/32			1,766,687		572,212		2,338,899	1,860,498	600,227	2,460,725
7.50%, 7/1/32			602,503				602,503	641,545		641,545
8.00%, 5/1/08			835				835	837		837
8.50%, 2/1/09 - 9/1/30					3,037		3,037		3,117	3,117
Government National Mortgage Association I:
5.00%, 11/15/34 - 3/15/36			28,780,462		2,879,321		31,659,783	28,362,271	2,838,132	31,200,403
5.50%, 2/15/36			7,470,735				7,470,735	7,527,176		7,527,176
6.00%, 10/15/08 - 7/15/34			12,013,694		996,090		13,009,784	12,311,393	1,021,836	13,333,229
6.50%, 4/15/24 - 7/15/28					482,151		482,151		500,461	500,461
7.00%, 11/15/22					68,338	a	68,338		72,481	72,481
7.00%, 5/15/23 - 5/15/31			980,914		97,146		1,078,060	1,041,692	102,978	1,144,670
7.50%, 9/15/22 - 4/15/24					105,635		105,635		112,723	112,723
8.00%, 2/15/08 - 11/15/30			579		62,241		62,820	581	67,244	67,825
9.00%, 12/15/08 - 9/15/16			311,975		52,021		363,996	315,011	55,841	370,852
9.50%, 9/15/09 - 5/15/20					8,682		8,682		9,127	9,127
Government National Mortgage Association II
5.00%, 1/20/37			16,377,171				16,377,171	16,001,610		16,001,610
								380,682,530	138,935,182	519,617,712
U.S. Government Securities--18.5%
U.S. Treasury Bonds
4.50%, 2/15/36			13,805,000	c	3,128,000	c	16,933,000	13,879,423	3,143,884	17,023,307
5.38%, 2/15/31					2,210,000	c	2,210,000		2,489,877	2,489,877
6.25%, 8/15/23			7,620,000	c			7,620,000	9,125,552		9,125,552
7.13%, 2/15/23					3,084,000		3,084,000		3,979,806	3,979,806
U.S. Treasury Inflation Protected
Securities, Notes, 2.38%,
1/15/17			9,474,129	c,d			9,474,129	10,000,388		10,000,388
Securities, Bonds, 2.38%,
1/15/27			9,453,409	c,d			9,453,409	9,999,939		9,999,939
U.S. Treasury Notes
4.00%, 11/15/12			34,420,000	c	6,969,000	c	41,389,000	35,358,496	7,156,835	42,515,331
4.00%, 2/15/14			8,775,000	c	2,710,000	c	11,485,000	8,967,646	2,768,647	11,736,293
4.25%, 1/15/11					5,500,000	c	5,500,000		5,685,625	5,685,625
4.25%, 11/15/17					14,700,000	c	14,700,000		14,956,103	14,956,103
4.50%, 5/15/17			22,615,000	c			22,615,000	23,447,164		23,447,164
4.63%, 8/31/11			26,435,000	c	1,650,000	c	28,085,000	27,682,415	1,727,344	29,409,759
4.63%, 2/29/12			39,255,000	c	55,000	c	39,310,000	41,205,502	57,716	41,263,218
4.63%, 11/15/16			1,020,000	c	8,271,000	c	9,291,000	1,068,531	8,661,937	9,730,468
4.75%, 8/15/17			5,540,000	c	3,930,000	c	9,470,000	5,852,927	4,150,756	10,003,683
6.00%, 8/15/09			2,495,000	c			2,495,000	2,609,804		2,609,804
								189,197,787	54,778,530	243,976,317
Utilities--.4%
Carolina Power & Light Co.	5.13	6/15/15			2,053,000		2,053,000		2,056,960	2,056,960
Exelon Corp.	4.90	6/15/15			992,000		992,000		933,787	933,787
Southern California Edison,
First Mortgage Bonds, Ser. 04-F	4.65	4/1/15	2,200,000				2,200,000	2,117,443		2,117,443
								2,117,443	2,990,747	5,108,190
Total Bonds and Notes
(cost $943,757,446 and $341,206,783 respectively)								957,119,710	339,223,208	1,296,342,918
Common Stocks -- .0%			Shares					Value ($)
Telecommunications --.0%
Abovenet Inc.				214			214		16,692	16,692
XO Holdings, Inc.				635			635		1,314	1,314
(cost $0)									18,006	18,006
Warrants -- .0%			Shares					Value ($)
Telecommunications --.0%
Abovenet, Inc., expiring 09/08/08				729			729		0	0
Abovenet, Inc., expiring 09/08/10				858			858		0	0
XO Holdings, Inc., A-CW10, expiring 1/16/10				1,270		c	1,270		266	266
XO Holdings, Inc., B-CW10, expiring 1/16/10				953		c	953		124	124
XO Holdings, Inc,. C-CW10, expiring 1/16/10				953		c	953		48	48
(cost $0)									438	438
Other Investment--.3%			Shares					Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund			2,742,000	e			2,742,000	2,742,000		2,742,000
BNY Hamilton Money Fund (Institutional Shares), 4.95% (g)				1,481,835			1,481,835		1,481,835	1,481,835
(cost $2,742,000 and $1,481,835 respectively)								2,742,000	1,481,835	4,223,835
Investment of Cash Collateral for
Securities Loaned--16.0%			Shares				Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Avantage Plus Fund
(cost $155,618,087)			155,618,087	e			155,618,087	155,618,087		155,618,087
BNY Institutional Cash Reserve Fund, 5.02% (h)
(cost $54,333,907)				54,333,907			54,333,907		54,333,907	54,333,907
								155,618,087	54,333,907	209,951,994
Total Investments (cost $1,102,117,533 and $397,022,524, respectively)							114.8%	1,115,479,797	395,057,394	1,510,537,191
Liabilities, Less Cash and Receivables							(14.80)	(142,887,133)	(51,947,764)	(194,834,897)
Net Assets							100.0%	972,592,670	343,109,630	1,315,702,300
a.   Variable rate security--interest rate subject to periodic change.

b     Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these  securities amounted to $30,630,406 or 2.3% of net assets.

c     All or a portion of these securities are on loan. At December 31, 2007, the total market value of the fund's  securities on loan is $218,057,429 and the total market value of the collateral held by the fund is $221,093,316, consisting of cash collateral of $209,951,994, U.S. Government and Agency securities valued at $1,702,047, and  Letters of Credit valued at $9,439,275

d     Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e     Investment in affiliated money market mutual fund.

f     Issue is currently in default.

g      Represents annualized 7 day yield at December 31, 2007.

h     Interest rate shown reflects the yield as of December 31, 2007.

Pro Forma Statement of Assets and Liabilities
December 31, 2007 (Unaudited)

		Mellon Bond Fund	BNY Hamilton Core Bond Fund	Adjustments		Pro Forma Combined (Note 1)

ASSETS:	Investments in securities, at value - See Statement of Investments
	(including securities on loan, valued at $164,531,567)
	Unaffiliated issuers	957,119,710	339,241,652			1,296,361,362
	Affiliated issuers	158,360,087	55,815,742			214,175,829
	Cash	44,426				44,426
	Cash denominated in foreign currencies		11,634			11,634
	Receivable for investment securities sold	—	141,129			141,129
	Interest on securities lending		33,747			33,747
	Dividends and interest receivable	9,751,523	2,636,643			12,388,166
	Receivable for shares of Capital Stock subscribed	3,791,256	255,048			4,046,304
	Prepaid expenses	13,321	13,122			26,443

	Total Assets	1,129,080,323	398,148,717			1,527,229,040

LIABILITIES:	Due to The Dreyfus Corporation and affiliates	363,201				363,201
	Collateral for securities on loan	155,618,087	54,333,907			209,951,994
	Payable for shares of Capital Stock redeemed	374,722	89,198			463,920
	Dividends Payable		358,521			358,521
	Administration fee payable	109,884				109,884
	Services provided by The Bank of New York		174,394			174,394
	Accrued expenses and other liabilities	21,759	83,067			104,826

	Total Liabilities	156,487,653	55,039,087			211,526,740

NET ASSETS		972,592,670	343,109,630			1,315,702,300

REPRESENTED BY:	Paid-in capital	981,421,959	356,322,994			1,337,744,953
	Capital stock @ par		34,405			34,405
	Accumulated undistributed investment income (loss)-net	248,926	(669,779)			(420,853)
	Accumulated net realized gain (loss) on investments	(22,440,479)	(10,612,549)			(33,053,028)
	Accumulated net unrealized appreciation (depreciation)					—
	on investments	13,362,264	(1,965,441)			11,396,823

	NET ASSETS	972,592,670	343,109,630			1,315,702,300

	Class M Shares (100 million, $.001 par value Common Stock authorized) (a)
	Net Assets	968,626,016	341,605,723			1,310,231,739
	Shares outstanding	77,602,064	34,254,476	(6,889,322)	(c)	104,967,218
	Net asset value, offering price and redemption
	price per share	12.48	9.97			12.48

	Maximum offering price per share (net asset value
	plus maximum sales charge)	13.24	0.00			13.24

	Class Investor Shares (100 million, $.001 par value shares authorized) (b)
	Net Assets	3,966,654	1,503,908			5,470,562
	Shares outstanding	318,390	150,717	(29,998)	(c)	439,109
	Net asset value, offering price and redemption
	price per share	12.46	9.98			12.46

	* Investments in securities, at cost
	Unafflitated issuers	943,757,446	341,206,782			1,284,964,228
	Affiliated issuers	158,360,087	55,815,742			214,175,829

(a) Reflects redesignation of BNY Hamilton U.S. Core Bond Fund Institutional shares as Class M shares of Mellon Bond Funds as a result of the Exchange.

(b) Reflects redesignation of BNY Hamilton U.S. Core Bond Fund Class A shares as Investor shares of Mellon Bond Funds as a result of the Exchange.

(c) Reflects adjustment of shares as a result of the Exchange.

		See notes to pro forma financial statements.
	Pro Forma Statement of Operations
	For the Twelve Months Ended December 31, 2007 (Unaudited)

						Pro Forma
			BNY Hamilton			Combined
		Mellon Bond Fund	Core Bond Fund	Adjustments		(Note 1)

	INVESTMENT INCOME:

INCOME:	Interest Income	48,986,333	18,496,855			67,483,188
	Interest From Affiliated Issuers	837,030	330,142			1,167,172
	Securities lending income	477,162	168,278			645,440
	Total Income	50,300,525	18,995,275	—		69,295,800

EXPENSES:	Management fee	3,722,592	1,771,314	(354,263)	(a)	5,139,643
	Administration fees	1,191,529	354,263	102,736	(b)	1,648,528
	Pricing		37,526	(37,526)	(a)	—
	Transfer agent	6,347	90,941	—		97,288
	Securities lending		33,048	—		33,048
	Auditing and legal fees	33,427	37,752	(24,947)	(a)	46,232
	Prospectus and shareholders' reports	8,003	34,968	(27,000)	(a)	15,971
	Custodian fees	78,352	113,873	—		192,225
	Directors' fees and expenses	32,066	22,795	(20,000)	(a)	34,861
	Registration fees	25,956	27,926	(10,000)	(a)	43,882
	Insurance		9,574	(9,574)	(a)	—
	Distribution and service fees	—	4,158			4,158
	Cash management		2,677	(2,677)	(a)	—
	Miscellaneous	48,792	12,284	—		61,076
	Total Expenses	5,147,063	2,553,099	(383,251)		7,316,911

	Less- reduction in management fee due to
	undertaking		(106,356)	106,356	(c)	—

	Net Expenses	5,147,063	2,446,743	(276,895)		7,316,911
				—
	INVESTMENT INCOME - NET	45,153,462	16,548,532	276,895		61,978,889

	REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	(2,845,098)	(2,087,104)			(4,932,202)
	Net realized gain (loss) on foreign currency transactions		247,327			247,327
	Net realized gain (loss) on financial futures		(24,987)			(24,987)
						—
	Net Realized Gain (Loss)	(2,845,098)	(1,864,764)	—		(4,709,862)
						—
						—
	Net unrealized appreciation (depreciation) on investments foreign currency transactions and futures
		19,569,556	4,325,764			23,895,320
	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	16,724,458	2,461,000	—		19,185,458

	NET INCREASE IN NET ASSETS RESULTING
	FROM OPERATIONS	61,877,920	19,009,532	276,895		81,164,347

	(a) Reflects the anticipated savings as a result of the Merger.
	(b) Reflects the anticipated increase as a result of the Merger.
	(c) Reflects elimination of expense undertaking.

		See notes to pro forma financial statements.

Mellon Bond Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

     At a meeting held on _______, 2008, the Board of Trustees of Mellon Funds Trust, on behalf of Mellon Bond Fund (the "Acquiring Fund"), and at a meeting held on _____, 2008, the Board of Directors of BNY Hamilton Funds, Inc., on behalf of BNY Hamilton Core Bond Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund in exchange for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Holders of Institutional and Class A shares of the Fund will receive Class M and Investor shares, respectively, of the Acquiring Fund in the Exchange.

     The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on December 31, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended December 31, 2007. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is August 31 for the Acquiring Fund and December 31 for the Fund.

     The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on December 31, 2007. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation ("Dreyfus"), The Bank of New York ("BNY") or their affiliates.

NOTE 2--Portfolio Valuation:

Investments in securities (excluding short-term investments other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the respective fund's Board members. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTE 3--Capital Shares:

     The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund's Institutional and Class A shares on December 31, 2007 by the net asset value per share of Class M and Investor shares, respectively, of the Acquiring Fund on December 31, 2007.

NOTE 4--Pro Forma Operating Expenses:

     The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on January 1, 2007. Dreyfus, BNY or their affiliates will bear the expense of the Exchange.

NOTE 5--Federal Income Taxes:

     Each fund has qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

     The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

Pro Forma STATEMENT OF INVESTMENTS

Mellon National Intermediate Municipal Bond Fund

December 31, 2007 (Unaudited)

			Principal Amount ($)			Value ($)
Long-Term Municipal Investments--93.7%	Coupon Rate (%)	Maturity Date	Mellon National Intermediate Municipal Bond Fund	BNY Hamilton Intermediate Tax Exempt Bond Fund	Pro Forma Combined (*)	Mellon National Intermediate Municipal Bond Fund	BNY Hamilton Intermediate Tax Exempt Bond Fund	Pro Forma Combined (*)
Alabama--2.2%
Alabama Public School and College Authority, Capital Improvement Bonds	5.63	7/1/13	3,000,000			3,000,000	3,150,000		3,150,000
Birmingham Special Care Facilities Financing Authority-Baptist Medical Centers, Revenue (Baptist Health System Inc.)	5.00	11/15/15	5,260,000			5,260,000	5,340,057		5,340,057
Jefferson County, Limited Obligation School Warrants	5.00	1/1/24	13,500,000			13,500,000	13,955,490		13,955,490
Montgomery BMC Special Care Facilities Financing Authority, Revenue (Baptist Health) (Insured; MBIA)	5.00	11/15/13	1,365,000			1,365,000	1,484,492		1,484,492
Montgomery BMC Special Care Facilities Financing Authority, Revenue (Baptist Health) (Insured; MBIA)	5.00	11/15/14	2,500,000			2,500,000	2,739,200
Alaska--.3%
Anchorage, Alaska, Series A (Insured; MBIA)	5.50	6/1/20			1,800,000	1,800,000		1,965,330	1,965,330
Anchorage,
Electric Utility Revenue (Insured; MBIA)	8.00	12/1/10	1,000,000			1,000,000	1,132,550		1,132,550
Arizona--3.4%
Maricopa County Unified School
District (Paradise Valley) (Insured; MBIA)	6.35	7/1/10	550,000			550,000	592,697		592,697
Maricopa County Unified School
District (Paradise Valley) (Insured; MBIA)	7.00	7/1/11	1,905,000			1,905,000	2,142,553		2,142,553
Maricopa County Unified School
District (Scottsdale School)	6.60	7/1/12	1,250,000			1,250,000	1,424,837		1,424,837
Phoenix	6.25	7/1/16	1,250,000			1,250,000	1,499,325		1,499,325
Phoenix Civic Improvement
Corporation, Transit Excise Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000			6,000,000	6,466,740		6,466,740
Salt River Project Agricultural
Improvement and Power District, Electric System Revenue	5.00	1/1/10	1,000,000			1,000,000	1,037,460		1,037,460
Salt River Project Agricultural
Improvement and Power District, Electric System Revenue	5.00	1/1/17	1,000,000			1,000,000	1,078,300		1,078,300
Salt Verde Financial Corporation,
Senior Gas Revenue	5.25	12/1/28	5,000,000			5,000,000	4,977,750		4,977,750
Salt Verde Financial Corporation,
Senior Gas Revenue	5.50	12/1/29	4,000,000			4,000,000	4,084,480		4,084,480
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/32	5,500,000			5,500,000	5,211,140		5,211,140
Salt Verde Financial Corp. Gas Revenue	5.00	12/1/32			2,500,000	2,500,000		2,363,800	2,363,800
Scottsdale Industrial Development
Authority, HR (Scottsdale Healthcare)	5.70	12/1/11	1,000,000	a		1,000,000	1,099,560		1,099,560
Tucson	5.00	7/1/12	1,265,000			1,265,000	1,360,002		1,360,002
University Medical Center
Corporation, HR	5.25	7/1/16	2,310,000			2,310,000	2,356,477		2,356,477
Washington State, Arizona, Series C
(Insured; AMBAC)	5.00	1/1/17			5,000,000	5,000,000		5,469,700	5,469,700
California--14.0%
Agua Caliente Band,
Cahuilla Indians Revenue	5.60	7/1/13	1,815,000			1,815,000	1,816,615		1,816,615
Alameda Corridor Transportation
Authority, Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000	b		5,000,000	4,274,600		4,274,600
California	5.75	3/1/08	190,000			190,000	190,787		190,787
California	6.60	2/1/09	510,000			510,000	529,140		529,140
California	5.00	11/1/11	655,000	a		655,000	700,241		700,241
California	5.00	11/1/12	345,000			345,000	364,896		364,896
California	5.50	6/1/20	270,000			270,000	280,557		280,557
California	5.25	11/1/26	10,500,000			10,500,000	10,967,880		10,967,880
California	5.50	11/1/33	3,900,000			3,900,000	4,143,906		4,143,906
California
(Insured; FGIC)	5.75	3/1/09	80,000			80,000	80,356		80,356
California,
Economic Recovery Bonds	5.00	7/1/16	15,400,000			15,400,000	16,269,176		16,269,176
California,
GO (Various Purpose)	5.00	2/1/14	1,825,000	a		1,825,000	1,989,962		1,989,962
California,
GO (Various Purpose)	5.00	2/1/33	10,000,000			10,000,000	10,064,900		10,064,900
California County Tobacco
Securitization Agency, Tobacco Settlement Asset-Backed Bonds (Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000	b		1,250,000	1,008,537		1,008,537
California Department of Water
Resources, Power Supply Revenue (Insured; AMBAC)	5.38	5/1/12	5,000,000	a		5,000,000	5,485,450		5,485,450
California Infrastructure and
Economic Development Bank, Revenue (Clean Water State Revolving Fund)	5.00	10/1/17	2,500,000			2,500,000	2,660,425		2,660,425
California Municipal Finance
Authority, SWDR (Waste Management, Inc. Project)	4.10	9/1/09	1,000,000			1,000,000	995,890		995,890
California State Economic Recovery
Series A	5.00	7/1/15			5,000,000	5,000,000		5,425,100	5,425,100
California State Public Works
Board, LR (Department of
General Services) (Capitol East End Complex - Blocks 171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000			5,000,000	5,367,400		5,367,400
California Statewide Communities
Development Authority, MFHR (Equity Residential/Parkview Terrace Club Apartments)	5.20	6/15/09	3,000,000			3,000,000	3,052,350		3,052,350
California Statewide Communities
Development Authority, Revenue	5.25	7/1/15			1,740,000	1,740,000		1,895,695	1,895,695
California Statewide Communities
Development Authority, Revenue (Daughters of Charity Health System)	5.25	7/1/24	3,470,000			3,470,000	3,468,091		3,468,091
California Statewide Communities
Development Authority, Revenue (Daughters of Charity Health System)	5.25	7/1/35	8,000,000			8,000,000	7,593,360		7,593,360
Foothill/Eastern Transportation
Corridor Agency, Toll Road Revenue (Insured; MBIA)	0/5.80	1/15/20	1,505,000	b		1,505,000	1,537,583		1,537,583
Foothill/Eastern Transportation
Corridor Agency, Toll Road Revenue (Insured; MBIA)	0/5.88	1/15/26	8,000,000	b		8,000,000	8,049,840		8,049,840
Golden State Tobacco
Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	1,000,000			1,000,000	1,003,220		1,003,220
Golden State Tobacco
Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	13,380,000			13,380,000	12,053,641		12,053,641
Golden State Tobacco
Securitization Corporation, Settlement Revenue, Series A-1	4.50	6/1/27			2,000,000	2,000,000		1,798,380	1,798,380
Hesperia Public Financing
Authority, Revenue (Redevelopment and Housing Projects) (Insured; XLCA)	5.00	9/1/37	5,000,000			5,000,000	5,066,650		5,066,650
Kern High School District,
GO (Insured; MBIA)	6.40	2/1/12	2,750,000			2,750,000	3,006,052		3,006,052
Long Beach Bond Finance Authority,
Revenue (Redevelopment, Housing and Gas Utility Financings) (Insured; AMBAC)	5.00	8/1/35	10,320,000			10,320,000	10,531,663		10,531,663
Los Angeles Department of Water
and Power, Power System Revenue (Insured; MBIA)	5.25	7/1/11	2,250,000			2,250,000	2,405,047		2,405,047
Los Angeles Unified School
District, GO (Insured; MBIA)	5.75	7/1/16	2,000,000			2,000,000	2,322,000		2,322,000
Modesto Wastewater Treatment
Facility, Revenue (Insured; MBIA)	6.00	11/1/09	500,000			500,000	526,950		526,950
Oakland Joint Powers Financing
Authority, LR (Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000			1,500,000	1,667,325		1,667,325
Sacramento Municipal Utility
District, Electric Revenue	5.30	7/1/12	870,000			870,000	906,731		906,731
Sacramento Municipal Utility
District, Electric Revenue (Insured; FGIC)	5.25	5/15/13	3,530,000			3,530,000	3,864,362		3,864,362
San Francisco City and County,
GO (Insured; FGIC)	4.00	6/15/20	5,000,000			5,000,000	4,963,550		4,963,550
San Jose Redevelopment Agency,
Tax Allocation Revenue (Merged Area Redevelopment Project) (Insured; MBIA)	6.00	8/1/09	205,000			205,000	214,580		214,580
San Jose Redevelopment Agency,
Tax Allocation Revenue (Merged Area Redevelopment Project) (Insured; MBIA)	6.00	8/1/09	420,000			420,000	437,657		437,657
Southern California Public Power
Authority, Gas Project Revenue (Project Number One)	5.00	11/1/28	2,600,000			2,600,000	2,555,228		2,555,228
Southern California Public Power
Authority, Gas Project Revenue (Project Number One)	5.00	11/1/29	6,500,000			6,500,000	6,385,145		6,385,145
Southern California Public Power
Authority, Gas Project Revenue (Project Number One)	5.00	11/1/33	4,000,000			4,000,000	3,906,160		3,906,160
Southern California Public Power
Authority, Power Project Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/13	3,010,000			3,010,000	3,319,488		3,319,488
Southern California Public Power
Authority, Power Project Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/14	2,000,000			2,000,000	2,234,860		2,234,860
Southern Public Power Authority
Natural Gas Project Revenue, California, Series A	5.00	11/1/33			1,500,000	1,500,000		1,461,675	1,461,675
Westside Unified School District,
GO (Insured; AMBAC)	6.00	8/1/14	385,000			385,000	445,183		445,183
Colorado--4.0%
Adams County,
FHA Insured Mortgage Revenue (Platte Valley Medical Center Project) (Insured; MBIA)	5.00	2/1/31	5,000,000			5,000,000	5,105,750		5,105,750
Colorado Department of
Transportation, Transportation RAN (Insured; MBIA)	5.25	6/15/10	1,000,000			1,000,000	1,050,320		1,050,320
Colorado Educational and Cultural
Facilities Authority, Revenue (Regis University Project) (Insured; Radian)	5.00	6/1/22	1,825,000			1,825,000	1,817,499		1,817,499
Colorado Health Facilities
Authority, Health Facilities Revenue (The Evangelical Lutheran Good Samaritan Society Project)	5.25	6/1/31	1,000,000			1,000,000	992,630		992,630
Colorado Health Facilities
Authority, Revenue (Vail Valley Medical Center Project)	5.00	1/15/20	1,250,000			1,250,000	1,249,412		1,249,412
Colorado Housing Finance Authority
Single Family Mortgage, Class I-A-4	4.90	11/1/11			1,210,000	1,210,000		1,256,307	1,256,307
Colorado Housing Finance Authority
(Single Family Program)	6.75	4/1/15	85,000			85,000	86,167		86,167
Colorado Housing Finance Authority
(Single Family Program)	6.05	10/1/16	120,000			120,000	124,261		124,261
Colorado Housing Finance Authority
(Single Family Program)	6.70	10/1/16	45,000			45,000	46,444		46,444
Colorado Housing Finance Authority
(Single Family Program)	7.55	11/1/27	5,000			5,000	5,094		5,094
Colorado Housing Finance Authority
(Single Family Program)	6.80	11/1/28	15,000			15,000	15,475		15,475
Colorado Housing Finance Authority
(Single Family Program)
(Collateralized; FHA)	6.75	10/1/21	240,000			240,000	262,373		262,373
Colorado Housing Finance Authority
(Single Family Program)
(Collateralized; FHA)	7.15	10/1/30	50,000			50,000	50,881		50,881
Colorado University Enterprise System
Revenue, Series A, (Insured; FGIC)	4.75	6/1/16			2,000,000	2,000,000		2,073,400	2,073,400
E-470 Public Highway Authority,
Revenue (Insured; MBIA)	0/5.00	9/1/16	3,565,000	b		3,565,000	3,235,487		3,235,487
E-470 Public Highway Authority,
Revenue (Insured; MBIA)	0/5.00	9/1/17	3,500,000	b		3,500,000	3,173,730		3,173,730
Jefferson County School District,
GO (Insured; MBIA)	6.50	12/15/10	1,500,000			1,500,000	1,640,145		1,640,145
Northwest Parkway Public Highway
Authority, Revenue (Insured; AMBAC)	0/5.45	6/15/16	7,690,000	a,b		7,690,000	7,387,937		7,387,937
Northwest Parkway Public Highway
Authority, Revenue (Insured; AMBAC)	0/5.70	6/15/16	7,345,000	a,b		7,345,000	7,130,306		7,130,306
Northwest Parkway Public Highway
Authority, Revenue (Insured; FSA)	0/5.55	6/15/16	5,000,000	a,b		5,000,000	4,823,700		4,823,700
University of Colorado,
Enterprise System Revenue	5.00	6/1/09	500,000			500,000	513,650		513,650
University of Colorado,
Enterprise System Revenue	5.50	6/1/10	500,000			500,000	527,660		527,660
University of Colorado Regents,
Participation Interest (Sempra Energy Colorado, Inc., Lease, Development and Operating Agreement) (Insured; MBIA)	6.00	12/1/22	5,000,000			5,000,000	5,349,150		5,349,150
Connecticut--.5%
Connecticut State, Series E (Insured ;FSA)	5.50	11/15/13			2,000,000	2,000,000		2,188,920	2,188,920
Connecticut
(Insured; AMBAC)	5.25	6/1/18	1,500,000			1,500,000	1,689,045		1,689,045
Connecticut Health and Educational
Facilities Authority, Revenue (Yale University Issue)	5.13	7/1/27	300,000			300,000	306,138		306,138
Connecticut State Health & Educational
Facility Authority Revenue, Series H, (Insured; FSA)	5.00	11/01/14			1,260,000	1,260,000		1,383,808	1,383,808
District of Columbia--.8%
District of Columbia,
GO (Insured; FSA)	4.70	6/1/16	5,000,000	c		5,000,000	5,129,600		5,129,600
Metropolitan Washington Airports
Authority, Series A, (Insured; FGIC)	5.75	10/1/14			2,270,000	2,270,000		2,446,765	2,446,765
Metropolitan Washington Airports
Authority, General Airport Revenue, Series B (Insured; MBIA)	5.25	10/1/12			2,470,000	2,470,000		2,526,958	2,526,958
Florida--4.8%
Florida Department of
Transportation, State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000			4,220,000	4,573,298		4,573,298
Florida Department of
Transportation, State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000			2,500,000	2,689,300		2,689,300
Florida Hurricane Catastrophe Fund	5.00	7/1/11			5,000,000	5,000,000		5,265,250	5,265,250
Florida Municipal Loan Council,
Revenue (Insured; MBIA)	5.75	11/1/15	520,000			520,000	559,785		559,785
Hillsborough County Aviation
Authority, Revenue (Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000			3,540,000	3,772,543		3,772,543
Hillsborough County Aviation
Authority, Revenue (Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000			3,675,000	3,901,417		3,901,417
Hillsborough County Educational
Facilities Authority, Revenue (University of Tampa Project) (Insured; Radian)	5.75	4/1/18	2,910,000			2,910,000	2,983,943		2,983,943
JEA, Saint Johns River Power Park
System, Revenue	5.00	10/1/15	2,750,000			2,750,000	2,908,510		2,908,510
Lee County,
Airport Revenue (Insured; FSA)	5.88	10/1/19	3,000,000			3,000,000	3,154,560		3,154,560
Miami-Dade County,
Aviation Revenue, Miami International Airport (Hub of the Americas)	5.00	10/1/10	3,000,000			3,000,000	3,086,670		3,086,670
Miami-Dade County,
Subordinate Special Obligation	0/5.00	10/1/22	2,000,000	b		2,000,000	1,597,540		1,597,540
Miami-Dade County,
Subordinate Special Obligation	0/5.00	10/1/35	1,500,000	b		1,500,000	1,432,695		1,432,695
Orlando and Orange County
Expressway Authority, Expressway Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000			4,710,000	5,074,130		5,074,130
Orlando Utilities Commission,
Water and Electric Revenue	5.25	10/1/20	1,855,000			1,855,000	1,979,953		1,979,953
Seminole Tribe,
Special Obligation Revenue	5.75	10/1/22	5,000,000			5,000,000	5,012,800		5,012,800
Seminole Tribe,
Special Obligation Revenue	5.50	10/1/24	2,000,000			2,000,000	1,924,660		1,924,660
Seminole Tribe,
Special Obligation Revenue	5.25	10/1/27	7,500,000				7,500,000	6,928,500	6,928,500
Seminole Tribe,
Special Obligation Revenue, Series A	5.25	10/1/27			1,500,000	1,500,000		1,381,590	1,381,590
Georgia--.7%
Chatham County Hospital Authority,
HR Improvement (Memorial Health University Medical Center, Inc.)	6.13	1/1/24	2,480,000			2,480,000	2,523,276		2,523,276
Crisp County Development
Authority, EIR (International Paper Company Project)	5.55	2/1/15	1,000,000			1,000,000	1,040,830		1,040,830
Fulton County Georgia Development
Authority Revenue, Spelman College	5.00	6/1/24			2,010,000	2,010,000		2,087,948	2,087,948
Georgia	5.40	11/1/10	1,000,000			1,000,000	1,063,420		1,063,420
Private Colleges & Universities
Authority, Georgia Revenues, (Emory University) Series A	5.00	9/1/18			2,000,000	2,000,000		2,150,580	2,150,580
Illinois--6.2%
Chicago, Illinois, Series A (Insured; FSA)	5.00	1/1/14			5,000,000	5,000,000		5,425,250	5,425,250
Chicago, Illinois, Series I (Insured;AMBAC)	5.00	12/1/17			1,110,000	1,110,000		1,210,966	1,210,966
Chicago,
Gas Supply Revenue (The Peoples Gas Light and Coke Company Project)	4.75	6/30/14	1,000,000			1,000,000	1,026,350		1,026,350
Chicago,
GO, Project and Refunding (Insured; FGIC)	5.00	1/1/29	10,000,000			10,000,000	10,408,000		10,408,000
Chicago,
SFMR (Collateralized: FNMA and GNMA)	4.70	10/1/17	115,000			115,000	117,094		117,094
Chicago Metropolitan Water
Reclamation District, GO (Capital Improvement)	7.25	12/1/12	8,500,000			8,500,000	10,031,020	10,031,020
Cook County,
GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000			5,000,000	5,190,400	5,190,400
DuPage, Cook and Will Counties
Community College District Number 502, GO	5.25	6/1/16	5,980,000			5,980,000	6,501,336	6,501,336
Illinois, First Series	5.25	10/1/15			3,000,000	3,000,000	3,235,920	3,235,920
Illinois,
GO	5.00	1/1/17	7,500,000			7,500,000	8,255,700	8,255,700
Illinois Finance Authority,
Gas Supply Revenue (The Peoples Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000			2,500,000	2,546,800	2,546,800
Illinois Health Facilities
Authority, Revenue (Loyola University Health System)	5.75	7/1/11	1,985,000			1,985,000	2,050,068	2,050,068
Illinois Housing Development
Authority, (Insured;GNMA)	4.13	10/20/16			1,115,000	1,115,000	1,122,593	1,122,593
Lake County Community Unitary
School District Number 60, GO (Insured; FSA)	5.63	12/1/11	3,150,000			3,150,000	3,292,632	3,292,632
Metropolitan Pier and Exposition
Authority, Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	5,000,000			5,000,000	5,058,550	5,058,550
Regional Transportation Authority,
GO (Insured; FGIC)	7.75	6/1/09	1,000,000			1,000,000	1,063,740	1,063,740
Regional Transportation Authority,
GO (Insured; FGIC)	7.75	6/1/10	1,620,000			1,620,000	1,789,922	1,789,922
Regional Transportation Authority,
GO (Insured; FGIC)	7.75	6/1/12	1,890,000			1,890,000	2,225,815	2,225,815
Will County Community School District
No. 161, Summit Hill Illinois (Insured; FGIC)	5.00	1/1/23			4,355,000	4,355,000	4,548,318	4,548,318
Indiana--.7%
Indiana Health Facility Financing
Authority, HR (The Methodist Hospitals, Inc.)	5.25	9/15/10	650,000			650,000	664,488	664,488
Indiana Health Facility Financing
Authority, HR (The Methodist Hospitals, Inc.)	5.25	9/15/11	750,000			750,000	771,397	771,397
Indiana Municipal Power Agency,
Power Supply System Revenue (Insured; AMBAC)	5.13	1/1/20	4,045,000			4,045,000	4,258,252	4,258,252
Indiana State Finance Authority
Revenue (Collegiate Project)	5.00	5/1/15			1,000,000	1,000,000	1,083,910	1,083,910
Indiana University Student Fee, Series N,
(Insured; MBIA)	5.00	8/1/11			1,425,000	1,425,000	1,510,500	1,510,500
Iowa--.3%
Muscatine,
Electric Revenue (Insured; AMBAC)	5.50	1/1/11	3,000,000			3,000,000	3,198,090	3,198,090
Kansas--.5%
Wyandotte County/Kansas City
Unified Government, Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	5,000,000			5,000,000	5,673,150	5,673,150
Kentucky--1.4%
Kentucky Property and Buildings
Commission, Revenue (Insured; FSA)	6.00	2/1/10	2,000,000	a		2,000,000	2,115,880	2,115,880
Kentucky Turnpike Authority,
EDR (Revitalization’s Projects) (Insured; AMBAC)	5.50	7/1/12	1,250,000			1,250,000	1,364,400	1,364,400
Kentucky Housing Revenue Corp.,
Series B	4.80	7/1/20			3,000,000	3,000,000	2,995,800	2,995,800
Louisville and Jefferson County
Metropolitan Sewer District, Sewer and Drainage System Revenue (Insured; MBIA)	5.50	5/15/34	10,000,000			10,000,000	10,670,400	10,670,400
Louisiana--.8%
Louisiana Citizens Property
Insurance Corporation, Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	5,000,000			5,000,000	5,371,250	5,371,250
Parish of Saint John the Baptist,
Revenue (Marathon Oil Corporation Project)	5.13	6/1/37	4,000,000			4,000,000	3,844,280	3,844,280
Saint John Baptist Parish Revenue,
Louisana, Marathon Oil Corp, Series A	5.13	6/1/37			1,000,000	1,000,000	957,520	957,520
Maine--.5%
Maine Municipal Bond Bank
(Insured; FSA)	5.88	11/1/09	1,660,000	a		1,660,000	1,760,314	1,760,314
Maine State Housing Authority,
Housing Mortgage Finance Program, Series C	5.30	11/15/23			715,000	715,000	733,697	733,697
Maine State Housing Authority, Series D-2	4.75	11/15/21			3,000,000	3,000,000	2,963,850	2,963,850
Maryland--.2%
University of Maryland, Auxiliary Facilities
and Tuition Revenue, Series A	5.00	4/1/17			2,405,000	2,405,000	2,564,620	2,564,620
Massachusetts--6.0%
Boston	5.00	3/1/21	10,000,000			10,000,000	10,820,400	10,820,400
Massachusetts,
Consolidated Loan	5.75	9/1/09	500,000	a		500,000	526,380	526,380
Massachusetts,
Consolidated Loan	5.25	11/1/12	3,000,000	a		3,000,000	3,251,580	3,251,580
Massachusetts,
Consolidated Loan	5.00	8/1/14	3,000,000	a		3,000,000	3,263,400	3,263,400
Massachusetts,
Consolidated Loan (Insured; FSA)	5.25	8/1/22	10,000,000			10,000,000	10,999,200	10,999,200
Massachusetts State, Series D
(Insured; MBIA)	5.50	10/1/20			3,785,000	3,785,000	4,359,790	4,359,790
Massachusetts Development Finance
Agency, Revenue (Combined Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	4,135,000			4,135,000	4,291,179	4,291,179
Massachusetts Health and
Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	7,650,000			7,650,000	8,475,894	8,475,894
Massachusetts Health and
Educational Facilities Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/32	7,450,000			7,450,000	7,497,606	7,497,606
Massachusetts Housing Finance
Agency, Housing Revenue	5.13	12/1/34	350,000			350,000	343,963	343,963
Massachusetts Municipal Wholesale
Electric Company, Power Supply Project Revenue (Nuclear Project Number 4 Issue) (Insured; MBIA)	5.25	7/1/12	2,000,000			2,000,000	2,163,160	2,163,160
Massachusetts Port Authority,
Revenue	6.00	1/1/10	2,035,000	w		2,035,000	2,167,519	2,167,519
Massachusetts Port Authority,
Revenue	5.75	7/1/10	1,325,000			1,325,000	1,404,739	1,404,739
Massachusetts School Building
Authority, Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	10,000,000			10,000,000	10,812,500	10,812,500
Massachusetts Water Pollution
Abatement Trust (Pooled Loan Program)	5.25	8/1/17	275,000			275,000	302,629	302,629
Weston	5.63	3/1/10	650,000	a		650,000	690,255	690,255
Weston	5.63	3/1/10	665,000	a		665,000	706,183	706,183
Michigan--1.1%
Michigan Municipal Bond Authority,
Revenue Clean Water Revolving Fund	5.25	10/1/18			2,000,000	2,000,000	2,119,720	2,119,720
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.00	10/1/21	5,000,000			5,000,000	5,256,700	5,256,700
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000			1,000,000	1,137,580	1,137,580
Michigan Tobacco Settlement
Finance Authority, Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,000,000			5,000,000	4,805,150	4,805,150
Minnesota--.9%
Minneapolis
(Special School District Number 1) (Insured; FSA)	5.00	2/1/14	2,350,000			2,350,000	2,392,747	2,392,747
Minnesota State Higher Educational
Facilities Authority, Revenue (Macaleste College), Series 6B	5.00	3/1/14			1,410,000	1,410,000	1,529,836	1,529,836
University of Minnesota Regents,
Special Purpose Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000			6,300,000	6,813,135	6,813,135
Mississippi--.3%
Mississippi Home Corp., Single Family
Mortgage Revenue, Series B-2	4.38	12/1/18			2,945,000	2,945,000	2,892,255	2,892,255
Mississippi State University
Educational Building Corporation, Revenue (Insured; MBIA)	5.25	8/1/16	400,000			400,000	446,256	446,256
Missouri--.7%
Missouri Environmental Improvement
and Energy Resource Authority, Water Pollution Control Revenue (Revolving Fund Program)	5.50	7/1/14	1,250,000			1,250,000	1,404,650	1,404,650
Missouri Highways and
Transportation Commission, State Road Revenue	5.50	2/1/10	2,000,000			2,000,000	2,098,620	2,098,620

Missouri Highways and
Transportation Commission, State Road Revenue	5.50	2/1/11	2,000,000				2,000,000	2,139,560		2,139,560
Missouri State Housing Development,
Single Family Mortgage Revenue (Homeown Loan Program), Series A, (Insured; GNMA/FNMA)	5.05	9/1/24			90,000		890,000		891,584	891,584
University of Missouri, Series A	5.00	11/1/12					2,000,000		2,154,640	2,154,640
Nebraska--.7%
Nebraska Housing Finance Authority
Single Family Mortgage, Series D, (Insured:GNMA/FNMA/FHLMC)	5.25	9/1/22					1,165,000		1,178,363	1,178,363
Nebraska Investment Finance Authority,
Single Family Mortgage, Series A, (Insured:GNMA/FNMA/FHLMC)	4.70	9/1/21			1,720,000		1,720,000		1,690,966	1,690,966
Nebraska Public Power District Revenue,
Series A (Insured; MBIA)	5.25	1/1/14			140,000		140,000		141,400	141,400
Omaha, Nebraska, Series A, ETM	6.50	12/1/16			1,000,000		1,000,000		1,221,180	1,221,180
Omaha Nebraska Public Power District,
Series A	7.63	2/1/12			2,070,000		2,070,000		2,248,869	2,248,869
University of Nebraska, Lincoln Student
Fees & Facilities, Series B	5.00	7/1/28			2,000,000		2,000,000		2,059,580	2,059,580
Nevada--.9%
Clark County School District,
GO (Insured; FGIC)	5.00	6/15/20	10,000,000				10,000,000	10,927,000		10,927,000
New Hampshire--.3%
Nashua,
Capital Improvement	5.50	7/15/12	560,000	a			560,000	613,138		613,138
New Hampshire Business Finance
Authority, PCR (Central Maine Power Company)	5.38	5/1/14	1,000,000				1,000,000	1,050,500		1,050,500
New Hampshire State Turnpike System
Revenue ( Insured;FSA)	5.25	10/1/17			2,100,000		2,100,000		2,257,647	2,257,647
New Jersey--5.1%
Garden State Preservation Trust, Series C
(Insured; FSA)	5.13	11/1/16			1,000,000		1,000,000		1,114,630	1,114,630
Garden State Preservation Trust,
Open Space and Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/17	2,500,000				2,500,000	2,858,075		2,858,075
Garden State Preservation Trust,
Open Space and Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/18	5,000,000				5,000,000	5,702,250		5,702,250
Garden State Preservation Trust,
Open Space and Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/19	5,000,000				5,000,000	5,707,000		5,707,000
Garden State Preservation Trust,
Open Space and Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/23	5,000,000				5,000,000	5,694,600		5,694,600
Gloucester County Improvement
Authority, Solid Waste Resource Recovery Revenue	6.85	12/1/09	4,000,000				4,000,000	4,193,440		4,193,440
Gloucester County Improvement
Authority, Solid Waste Resource Recovery Revenue	7.00	12/1/09	1,000,000				1,000,000	1,046,400		1,046,400
New Jersey	6.00	2/15/11	1,000,000				1,000,000	1,083,550		1,083,550
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.38	6/15/15	4,400,000				4,400,000	4,489,188		4,489,188
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/24	4,000,000				4,000,000	3,875,800		3,875,800
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/31	1,000,000				1,000,000	950,110		950,110
New Jersey Economic Development
Authority, School Facilities Construction Revenue	5.00	3/1/17	2,000,000				2,000,000	2,150,800		2,150,800
New Jersey Economic Development
Authority, School Facilities Construction Revenue	5.00	3/1/18	1,000,000				1,000,000	1,070,920		1,070,920
New Jersey Economic Development
Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	6/15/11	5,375,000	a			5,375,000	5,746,305		5,746,305
New Jersey Economic Development
Authority, Transportation Project Sublease Revenue (New Jersey Transit Corporation Light Rail Transit System Project) (Insured; FSA)	5.88	5/1/09	1,000,000	a			1,000,000	1,037,450		1,037,450
New Jersey Highway Authority,
Senior Parkway Revenue (Garden State Parkway) (Insured; FGIC)	5.00	1/1/09	1,060,000				1,060,000	1,080,893		1,080,893
New Jersey Highway Authority,
Senior Parkway Revenue (Garden State Parkway) (Insured; FGIC)	5.00	1/1/10	1,110,000				1,110,000	1,150,704		1,150,704
New Jersey State Educational Facilities
Authority Revenue (Rowan University), Series C, (Insured; FGIC)	5.25	7/1/13			100,000		100,000		107,839	107,839
New Jersey State Educational Facilities
Authority Revenue (Rowan University), Series C, (Insured; FGIC)	5.25	7/1/13			900,000		900,000		964,665	964,665
New Jersey State Turnpike Authority
Revenue, ETM	5.88	1/1/08			10,000		10,000		10,000	10,000
New Jersey State Turnpike Authority
Revenue, Series A (Insured; FGIC)	5.00	1/1/19			1,000,000		1,000,000		1,060,580	1,060,580
New Jersey State Transportation Trust
Fund Authority, Revenue	5.50	6/15/22			3,340,000		3,340,000		3,704,227	3,704,227
New Jersey Transit Corporation,
COP (Federal Transit Administration Grants) (Insured; AMBAC)	6.00	9/15/10	2,000,000	a			2,000,000	2,147,960		2,147,960
Tobacco Settlement Financing
Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	4,960,000				4,960,000	4,557,645		4,557,645
New Mexico--.3%
New Mexico Finance Authority,
Revenue (Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000				1,000,000	1,093,520		1,093,520
New Mexico Highway Commission,
Tax Revenue	6.00	6/15/10	2,000,000	a			2,000,000	2,135,840		2,135,840
New York--10.8%
Dutchess County Industrial Development
Agency, IBM Project, New York	5.45	12/1/29			2,500,000		2,500,000		2,594,475	2,594,475
Greece Central School District
(Insured; FGIC)	6.00	6/15/10	225,000				225,000	240,613		240,613
Greece Central School District
(Insured; FGIC)	6.00	6/15/11	950,000				950,000	1,040,421		1,040,421
Greece Central School District
(Insured; FGIC)	6.00	6/15/12	950,000				950,000	1,060,248		1,060,248
Greece Central School District
(Insured; FGIC)	6.00	6/15/13	950,000				950,000	1,079,931		1,079,931
Greece Central School District
(Insured; FGIC)	6.00	6/15/14	950,000				950,000	1,094,153		1,094,153
Greece Central School District
(Insured; FGIC)	6.00	6/15/15	950,000				950,000	1,108,384		1,108,384
Liberty, New York, Development Corp.
Revenue (Goldman Sachs Headquarters)	5.00	10/1/15			1,000,000		1,000,000		1,078,110	1,078,110
Long Island Power Authority,
Electric System Revenue, Series B	5.25	12/1/12			4,000,000		4,000,000		4,322,920	4,322,920
Long Island Power Authority,
Electric System General Revenue (Insured; FGIC)	5.25	12/1/20	10,000,000				10,000,000	10,934,100		10,934,100
Metropolitan Transportation
Authority, Commuter Facilities Revenue	5.50	7/1/11	1,000,000				1,000,000	1,021,760		1,021,760
Metropolitan Transportation Authority,
Series A (Insured;FGIC)	5.25	4/1/13			2,000,000		2,000,000		2,030,320	2,030,320
Metropolitan Transportation Authority,
Series N (Insured;FGIC)	0.00	7/1/11			1,000,000	b	1,000,000		892,680	892,680
Metropolitan Transportation
Authority, State Service Contract Revenue	5.50	7/1/16	5,000,000				5,000,000	5,579,800		5,579,800
Metropolitan Transportation
Authority, State Service Contract Revenue	5.75	1/1/18	1,500,000				1,500,000	1,727,310		1,727,310
Monroe County, New York
(Insured; AMBAC)	6.00	6/1/11			115,000		115,000		116,359	116,359
New York City	5.75	8/1/10	820,000	a			820,000	882,689		882,689
New York City	5.75	8/1/12	280,000				280,000	283,374		283,374
New York City	5.75	8/1/13	830,000				830,000	886,706		886,706
New York City (Insured; XLCA)	5.00	9/1/22			7,400,000		7,400,000		7,799,082	7,799,082
New York City	5.13	12/1/22	6,000,000				6,000,000	6,358,680		6,358,680
New York City, Series D	5.13	12/1/22			2,000,000		2,000,000		2,117,080	2,117,080
New York City	5.13	12/1/23	9,000,000				9,000,000	9,493,560		9,493,560
New York City	5.13	12/1/27	5,000,000				5,000,000	5,213,000		5,213,000
New York City
(Insured; XLCA)	5.50	8/1/10	2,000,000				2,000,000	2,116,960		2,116,960
New York City Transitional Finance
Authority, Future Tax Secured Revenue	6.13	5/15/10	2,000,000	a			2,000,000	2,159,440		2,159,440
New York City Transitional Finance
Authority, Future Tax Secured Revenue	6.13	5/15/10	825,000	a			825,000	890,967		890,967
New York City Transitional Finance
Authority, Future Tax Secured Revenue	6.13	5/15/10	175,000	a			175,000	188,993		188,993
New York City Transitional Finance
Authority, Future Tax Secured Revenue, Series A	5.38	11/15/21			2,950,000		2,950,000		3,237,212	3,237,212
New York City Transitional Finance
Authority, Future Tax Secured Revenue	5.50/14.00	11/1/26	3,000,000	d			3,000,000	3,234,000		3,234,000
New York City Transitional Finance
Authority, Revenue	5.38	11/15/21			1,050,000		1,050,000		1,125,285	1,125,285
New York State Dormitory Authority
Lease Revenue Court Facilities, Westchester County (Insured;AMBAC)	5.25	8/1/13			1,000,000		1,000,000		1,034,120	1,034,120
New York State Dormitory Authority
Revenue, Series B	5.25	11/15/23			3,800,000		3,800,000		4,064,556	4,064,556
New York State Dormitory Authority,
Reveuue ( Columbia University) Series A	5.25	7/1/21			2,000,000		2,000,000		2,161,620	2,161,620
New York State Dormitory
Authority, Revenue (Consolidated City University System) (Insured; FSA)	5.75	7/1/18	200,000				200,000	227,598		227,598
New York State Environmental Facilities
Corp., Clean Water Revolving Funds, New York City Municipal Water Project Series D	5.00	6/15/21			2,000,000		2,000,000		2,100,840	2,100,840
New York State Local Government
Assistance Corp., Series A, VRDN	3.40	4/1/22			100,000	c	100,000		100,000	100,000
New York State Local Government
Assistance Corp., Series C	6.00	4/1/12			2,595,000		2,595,000		2,767,178	2,767,178
New York State Mortgage Agency,
Series 101	5.00	10/1/18			1,500,000		1,500,000		1,519,830	1,519,830
New York State Power Authority,
General Purpose Revenue	7.00	1/1/10	300,000	a			300,000	322,368		322,368
New York State Power Authority,
Series A	5.00	11/15/19			2,000,000		2,000,000		2,161,140	2,161,140
New York State Thruway Authority
(Highway and Bridge Trust Fund) (Insured; FSA)	6.00	4/1/10	2,000,000	a			2,000,000	2,146,160		2,146,160
New York State Thruway Authority
(Highway and Bridge Trust Fund) (Insured; FSA)	6.00	4/1/10	1,000,000	a			1,000,000	1,073,080		1,073,080
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000				5,000,000	5,471,300		5,471,300
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000				5,000,000	5,491,800		5,491,800
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000				5,000,000	5,372,950		5,372,950
New York State Urban Development
Corporation, Correctional and Youth Facilities Service Contract Revenue	5.00	1/1/11	5,000,000				5,000,000	5,230,000		5,230,000
Tobacco Settlement Financing
Corporation of New York, Asset-Backed Revenue Bonds (State Contingency Contract Secured)	5.50	6/1/19	5,000,000				5,000,000	5,355,550		5,355,550
Tobacco Settlement Financing
Corporation of New York, Asset-Backed Revenue Bonds (State Contingency Contract Secured) (Insured; MBIA)	5.50	6/1/18	2,000,000				2,000,000	2,141,600		2,141,600
North Carolina--2.6%
Charlotte	5.00	4/1/13	1,000,000				1,000,000	1,084,290		1,084,290
Charlotte, North Carolina, Series C	5.00	4/1/13			2,800,000		2,800,000		3,033,912	3,033,912
Concord,
COP (Insured; MBIA)	5.50	6/1/11	1,000,000				1,000,000	1,070,670		1,070,670
Durham County	5.50	4/1/10	1,000,000				1,000,000	1,053,170		1,053,170
Durham County, Series B	5.00	4/1/15			2,000,000		2,000,000		2,120,660	2,120,660
Guilford County,
Public Improvement	5.10	10/1/10	1,500,000	a			1,500,000	1,607,445		1,607,445
Mecklenburg County,
Public Improvement	4.75	4/1/08	1,000,000				1,000,000	1,004,490		1,004,490
North Carolina Eastern Municipal
Power Agency, Power System Revenue	5.38	1/1/16	1,500,000				1,500,000	1,568,430		1,568,430
North Carolina Eastern Municipal Power
Agency, System Revenue, Series A, ETM	5.00	1/1/17			8,550,000		8,550,000		9,307,701	9,307,701
North Carolina Municipal Power Agency
No. 1, Catawaba Electric Revenue, ETM	5.50	1/1/13			4,055,000		4,055,000		4,373,358	4,373,358
North Carolina Infrastructure Finance
Corp., Series A	5.00	2/1/22			1,000,000		1,000,000		1,049,790	1,049,790
North Carolina Infrastructure Finance
Corp., Series A	5.00	2/1/23			1,000,000		1,000,000		1,046,050	1,046,050
Raleigh Durham Airport Authority,
Revenue (Insured; FGIC)	5.25	11/1/13	2,465,000				2,465,000	2,626,260		2,626,260
Wake County Industrial Facilities
and Pollution Control Financing Authority, PCR (Carolina Power and Light Company Project)	5.38	2/1/17	1,000,000				1,000,000	1,044,410		1,044,410
Ohio--3.7%
Akron,
Sanitary Sewer System Special Revenue (Insured; AMBAC)	6.00	12/1/14	500,000				500,000	531,695		531,695
American Municipal Power - Ohio,
Inc., Electricity Purpose Revenue (Prepayment Issue)	5.00	2/1/10	5,000,000				5,000,000	5,156,600		5,156,600
Buckeye Tobacco Settlement
Financing Authority, Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	12,000,000				12,000,000	11,361,840		11,361,840
Buckeye Tobacco Settlement
Financing Authority, Tobacco Settlement Asset-Backed Bonds	6.50	6/1/47	15,000,000				15,000,000	15,418,650		15,418,650
Butler County Transportation
Improvement District, Highway Improvement Bonds (Insured; FSA)	6.00	4/1/08	1,000,000	a			1,000,000	1,027,330		1,027,330
Cuyahoga County,
Revenue (Cleveland Clinic Health System)	6.00	1/1/15	2,265,000				2,265,000	2,531,658		2,531,658
Cuyahoga County,
Revenue (Cleveland Clinic Health System)	6.00	1/1/17	3,900,000				3,900,000	4,350,918		4,350,918
Ohio State Revenue (Insured; AMBAC)	5.00	10/1/11			1,300,000		1,300,000		1,381,068	1,381,068
Ohio,
GO Infrastructure Improvements	5.63	2/1/09	1,000,000				1,000,000	1,028,300		1,028,300
Ohio Housing Finance Agency,
MFHR (Uptown Towers Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	1,000,000				1,000,000	1,027,830		1,027,830
Toledo-Lucas County Port
Authority, Port Facilities Revenue (Cargill Inc. Project)	4.50	12/1/15	900,000				900,000	925,938		925,938
Oklahoma--.0%
Oklahoma Housing Finance Agency,
SFMR (Collateralized; FNMA)	6.80	9/1/16	30,000				30,000	30,942		30,942
Oregon--.4%
Eagle Point School District Number
9, GO	5.63	6/15/11	1,500,000	a			1,500,000	1,622,415		1,622,415
Jackson County School District
Number 6, GO (Central Point) (Insured; FGIC)	5.75	6/15/10	2,265,000	a			2,265,000	2,406,653		2,406,653
Portland,
Convention Center Urban Renewal and Redevelopment Bonds (Insured; AMBAC)	5.75	6/15/18	1,150,000				1,150,000	1,222,738		1,222,738
Pennsylvania--1.2%
Allegheny County Hospital
Development Authority, Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000				1,620,000	1,753,423		1,753,423
Chester County	5.00	11/15/10	3,420,000				3,420,000	3,599,550		3,599,550
Pennsylvania Housing Finance Agency,
Single Family Mortgage, Series 73B	5.00	4/1/16			1,000,000		1,000,000		1,033,210	1,033,210
Philadelphia School District
GO (Insured; AMBAC)	5.00	4/1/17	2,165,000				2,165,000	2,325,318		2,325,318
State Public School Building
Authority, College Revenue (Harrisburg Community College) (Insured; MBIA)	6.25	4/1/08	795,000				795,000	801,392		801,392
Swarthmore Borough Authority,
Pennsylvania (Swarthmore College)	5.00	9/15/08			1,000,000		1,000,000		1,014,170	1,014,170
Swarthmore Borough Authority,
Pennsylvania (Swarthmore College)	5.25	9/15/09			1,000,000		1,000,000		1,036,580	1,036,580
Swarthmore Borough Authority,
Revenue (Swarthmore College)	5.00	9/15/11	1,000,000				1,000,000	1,063,350		1,063,350
Swarthmore Borough Authority,
Revenue (Swarthmore College)	5.00	9/15/12	1,400,000				1,400,000	1,503,950		1,503,950
Rhode Island--.2%
Rhode Island Clean Water Protection
Finance Agency, Series A	5.00	10/1/11			1,320,000		1,320,000		1,384,495	1,384,495
Rhode Island Health and
Educational Building Corporation, Higher Educational Facility Revenue (Providence College Issue) (Insured; XLCA)	4.50	11/1/17	795,000				795,000	818,715		818,715
Rhode Island Health and
Educational Building Corporation, Higher Educational Facility Revenue (Providence College Issue) (Insured; XLCA)	5.00	11/1/22	250,000				250,000	258,865		258,865
South Carolina--2.7%
Greenville County School District,
Installment Purchase Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/10	10,000,000				10,000,000	10,562,000		10,562,000
Greenville County School District,
Installment Purchase Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/11	5,650,000				5,650,000	6,046,178		6,046,178
Greenville County School District,
Installment Purchase Revenue (Building Equity Sooner for Tomorrow)	5.88	12/1/12	3,000,000	a			3,000,000	3,375,600		3,375,600
Greenville County School District,
Installment Purchase Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000				3,000,000	3,379,230		3,379,230
Greenville County School District,
Installment Purchase Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	1,000,000				1,000,000	1,026,990		1,026,990
Horry County School District,
GO (Insured; South Carolina State Department of Education)	5.38	3/1/17	5,030,000				5,030,000	5,388,438		5,388,438
Newberry Investing in Children’s
Education, Installment Purchase Revenue (School District of Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000				1,000,000	1,006,070		1,006,070
South Carolina Jobs and Economic
Development Authority, Hospital Facilities Revenue (Georgetown Memorial Hospital) (Insured; Radian)	5.25	2/1/21	1,250,000				1,250,000	1,259,675		1,259,675
Tennessee--.3%
Metropolitan Govt. Nashville and
Davidson County, Tennessee, H &E Facility (Vanderbilt University)	5.00	10/1/19			2,825,000		2,825,000		2,944,243	2,944,243
Shelby County Health Educational
and Housing Facilities Board, Revenue (Saint Jude Children’s Research Hospital)	5.00	7/1/09	100,000				100,000	101,551		101,551
Texas--5.0%
Austin, Texas	5.00	9/1/17			3,000,000		3,000,000		3,178,800	3,178,800
Brazos River Harbor Navigation
District, Revenue (The Dow Chemical Company Project)	4.95	5/15/33	2,000,000				2,000,000	1,888,980		1,888,980
Bushland Texas, Independent School
District,( Insured; PSF-GTD)	5.00	2/15/28			1,000,000		1,000,000		1,027,200	1,027,200
Cypress-Fairbanks Independent
School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.25	2/15/14	10,000,000	a			10,000,000	11,011,500		11,011,500
Cypress-Fairbanks Independent
School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/26	6,750,000				6,750,000	7,095,330		7,095,330
Dallas/Fort Worth, International
Airport, Joint Revenue (Insured; XLCA)	5.00	11/1/14	5,000,000				5,000,000	5,133,600		5,133,600
Dallas/Fort Worth, International
Airport, Joint Revenue Improvement (Insured; FGIC)	5.50	11/1/31	1,000,000				1,000,000	1,019,790		1,019,790
Houston Texas, Independent School District,
Series A (Insured;PSF-GTD)	5.00	2/15/19			3,000,000		3,000,000		3,189,420	3,189,420
Katy, Texas, Independent School District,
Series B (Insured; PSF-GTD)	0.00	2/15/16			1,505,000	b	1,505,000		1,083,570	1,083,570
Klein, Texas, Independent School District
(Insured; PSF-GTD)	5.00	8/1/19			1,575,000		1,575,000		1,660,538	1,660,538
Laredo Independent School
District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	6.00	8/1/09	1,000,000	a			1,000,000	1,045,940		1,045,940
Lower Colorado River Authority, Texas
Revenue, ETM (Insured;FSA)	5.00	1/1/15			1,135,000		1,135,000		1,239,897	1,239,897
Mission Consolidated Independent
School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.88	2/15/08	1,690,000	a			1,690,000	1,695,847		1,695,847
Plano, Texas Independent School District
(Insured; PSF-GTD)	5.00	2/15/18			3,000,000		3,000,000		3,200,911	3,200,911
Royse City Independent School District,
Texas (Insured;PSF-GTD)	0.00	8/15/14			3,260,000	b	3,260,000		2,532,466	2,532,466
San Antonio,
General Improvement Bonds	5.90	2/1/10	500,000	a			500,000	527,965		527,965
Socorro, Texas, Independent School
District ( Insured;PSF-PTD)	5.38	8/15/19			90,000		90,000		95,502	95,502
Socorro, Texas, Independent School
District ( Insured;PSF-PTD)	5.38	8/15/19			1,560,000		1,560,000		1,677,889	1,677,889
Southwest Higher Education Authority,
Revenue (Southern Methodist University Project)(Insured; AMBAC)	5.50	10/1/14			1,000,000		1,000,000		1,098,240	1,098,240
Tarrant County,
Limited Tax Bonds	5.00	7/15/27	1,220,000				1,220,000	1,290,626		1,290,626
Texas A & M University Revenue	5.00	5/15/08			280,000		280,000		280,434	280,434
Texas A & M University Revenue
Series A	5.38	5/15/11			1,450,000		1,450,000		1,552,399	1,552,399
Texas A & M University Revenue
Series A	5.38	5/15/15			810,000		810,000		862,391	862,391
Texas Municipal Power Agency,
Revenue (Insured; FGIC)	4.40	9/1/11	2,750,000				2,750,000	2,752,503		2,752,503
Texas State Department of Housing and
Community Affairs, Series A, (Insured;GNMA/FNMA/MBIA)	5.45	9/1/23			1,925,000		1,925,000		1,956,147	1,956,147
Texas Technical University Revenue,
Series 9 (Insured; AMBAC)	5.00	2/15/12			2,000,000		2,000,000		2,128,219	2,128,219
Utah--.1%
Intermountain Power Agency,
Power Supply Revenue (Insured; FSA)	6.25	7/1/09	750,000				750,000	784,200		784,200
Vermont--.5%
Burlington,
Electric Revenue (Insured; MBIA)	6.25	7/1/11	2,000,000				2,000,000	2,201,520		2,201,520
Burlington,
Electric Revenue (Insured; MBIA)	6.25	7/1/12	2,500,000				2,500,000	2,806,625		2,806,625
Vermont Housing Finance Agency,
Series 16A (Insured;FSA)	4.85	5/1/11			705,000		705,000		707,298	707,298
Virginia--1.1%
Chesterfield County Industrial
Development Authority, PCR (Virginia Electric and Power Company Project)	5.88	6/1/17	3,000,000				3,000,000	3,172,290		3,172,290
Louisa Industrial Development
Authority, PCR (Virginia Electric and Power Company)	5.25	12/1/08	3,000,000				3,000,000	3,019,680		3,019,680
Newport News Industrial
Development Authority, IDR (Virginia Advanced Shipbuilding and Carrier Integration Center)	5.50	9/1/10	1,000,000				1,000,000	1,055,800		1,055,800
Tobacco Settlement Financing
Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/47	5,000,000				5,000,000	4,160,150		4,160,150
University of Virginia, Series B	5.00	6/1/18			1,665,000		1,665,000		1,756,092	1,756,092
Washington--2.0%
Energy Northwest Washington Electrical
Revenue, Project No.1, Series A (Insured; FSA)	5.50	7/1/13			1,000,000		1,000,000		1,081,310	1,081,310
Seattle,
Municipal Light and Power Revenue	5.50	12/1/10	1,000,000				1,000,000	1,059,470		1,059,470
Washington,
GO (Various Purpose)	5.00	7/1/23	19,550,000				19,550,000	20,819,968		20,819,968
Washington Public Power Supply
System, Revenue (Nuclear Project Number 1)	7.00	7/1/08	380,000				380,000	387,573		387,573
Washington Public Power Supply
System, Revenue (Nuclear Project Number 1)	7.00	7/1/08	620,000				620,000	632,171		632,171
West Virginia--.3%
Monongalia County Building
Commission, HR (Monongalia General Hospital)	5.25	7/1/20	4,240,000				4,240,000	4,288,463		4,288,463
Wisconsin--1.0%
Kenosha,
Waterworks Revenue (Insured; FGIC)	5.00	12/1/12	750,000				750,000	777,277		777,277
Wisconsin,
Transportation Revenue (Insured; FGIC)	5.00	7/1/18	11,825,000				11,825,000	12,663,866		12,663,866
U.S. Related--4.2%
Puerto Rico Commonwealth	5.00	7/1/12	2,000,000				2,000,000	2,042,380		2,042,380
Puerto Rico Commonwealth,
(Insured; MBIA)	6.25	7/1/11	950,000				950,000	1,037,163		1,037,163
Puerto Rico Commonwealth
(Insured; MBIA)	6.25	7/1/13	1,380,000				1,380,000	1,560,642		1,560,642
Puerto Rico Commonwealth,
Public Improvement	6.00	7/1/08	1,500,000				1,500,000	1,516,005		1,516,005
Puerto Rico Commonwealth,
Public Improvement (Insured; MBIA)	5.50	7/1/20	5,000,000				5,000,000	5,547,400		5,547,400
Puerto Rico Commonwealth,
Public Improvement (Insured; MBIA)	5.50	7/1/20	5,500,000				5,500,000	6,102,140		6,102,140
Puerto Rico Electric Power
Authority, Power Revenue (Insured; MBIA)	5.25	7/1/15	2,000,000				2,000,000	2,189,760		2,189,760
Puerto Rico Electric Power
Authority, Power Revenue (Insured; MBIA)	5.00	7/1/17	3,940,000				3,940,000	4,258,037		4,258,037
Puerto Rico Government Development
Bank, Senior Notes	5.00	12/1/12	10,000,000				10,000,000	10,395,800		10,395,800
Puerto Rico Government Development
Bank, Senior Notes	5.00	12/1/13	4,000,000				4,000,000	4,165,560		4,165,560
Puerto Rico Highways and
Transportation Authority, Highway Revenue (Insured; MBIA)	6.25	7/1/09	85,000				85,000	89,093		89,093
Puerto Rico Highways and
Transportation Authority, Highway Revenue (Insured; MBIA)	6.25	7/1/09	65,000				65,000	67,798		67,798
Puerto Rico Highways and
Transportation Authority, Transportation Revenue (Insured; MBIA)	5.88	7/1/10	1,405,000	a			1,405,000	1,512,693		1,512,693
Puerto Rico Highways and
Transportation Authority, Transportation Revenue (Insured; MBIA)	5.88	7/1/10	2,595,000	a		2,595,000	2,789,366		2,789,366
Puerto Rico Housing Finance Authority	5.00	12/1/11			1,000,000	1,000,000		1,057,810	1,057,810
Puerto Rico Public Buildings
Authority, Government Facility Revenue	5.50	7/1/14	1,000,000			1,000,000	1,068,300		1,068,300
Puerto Rico Public Buildings
Authority, Government Facility Revenue	5.50	7/1/15	1,000,000			1,000,000	1,070,610		1,070,610
Puerto Rico Public Buildings
Authority, Government Facility Revenue	5.50	7/1/16	2,000,000			2,000,000	2,140,700		2,140,700
Puerto Rico Public Buildings
Authority, Government Facility Revenue	5.75	7/1/17	1,945,000			1,945,000	2,117,152		2,117,152
Puerto Rico Public Buildings
Authority, Government Facility Revenue (Insured; AMBAC)	6.25	7/1/10	750,000			750,000	801,098		801,098
University of Puerto Rico,
University System Revenue (Insured; MBIA)	6.25	6/1/08	750,000			750,000	759,435		759,435
Total Long-Term Municipal Investments
(cost $906,835,995 and $201,898,138 respectively)							927,507,357	205,516,498	1,133,023,855

Short-Term Municipal Investments--6.1%
Florida--.6%
Orange County Health Facilities
Authority, HR (Orlando Regional Healthcare System) (Insured; Radian)	7.00	1/10/08	6,575,000	e		6,575,000	6,575,000		6,575,000
Orange County School Board,
COP (Master Lease Prchase Agreement) (Insured; AMBAC and Liquidity Facility; SunTrust Bank)	3.50	1/1/08	800,000	e		800,000	800,000		800,000
Illinois--1.4%
Chicago Board Of Education,
GO (Insured; FSA and Liquidity Facility; DEPFA Bank PLC)	3.44	1/1/08	900,000	e		900,000	900,000		900,000
Illinois Finance Authority,
Revenue, Refunding (OSF Healthcare System) (Insured; FSA)	5.00	1/25/08	16,575,000	e		16,575,000	16,575,000		16,575,000
Indiana--.0%
Indiana Educational Facilities
Authority, Educational Facilities Revenue (University of Indianapolis Project) (LOC; Fifth Third Bank)	3.60	1/1/08	150,000	e		150,000	150,000		150,000
Massachusetts--.9%
Massachusetts,
GO (Central Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000) (Liquidity Facility; Landesbank Baden-Wurttemberg)	3.44	1/1/08	2,500,000	e		2,500,000	2,500,000		2,500,000
Massachusetts Health and
Educational Facilities Authority, Revenue (Northeastern University Issue) (Insured; MBIA)	4.50	1/29/08	6,000,000	e		6,000,000	6,000,000		6,000,000
Massachusetts Water Resources
Authority, Multi-Modal Subordinated General Revenue, Refunding (LOC; Landesbank Baden-Wurttemberg)	3.50	1/1/08	565,000	e		565,000	565,000		565,000
Massachusetts Water Resources
Authority, Multi-Modal Subordinated General Revenue, Refunding (LOC; Landesbank Hessen-Thuringen Girozentrale)	3.45	1/1/08	1,300,000	e		1,300,000	1,300,000		1,300,000
Michigan--.0%
Michigan Strategic Fund,
LOR (Detroit Symphony Orchestra Project) (LOC; ABN-AMRO)	3.43	1/1/08	400,000	e		400,000	400,000		400,000
Minnesota--.0%
Arden Hills,
Health Care and Housing Revenue, Refunding (Presbyterian Homes of Arden Hills, Inc. Project) (LOC; U.S. Bancorp)	3.60	1/1/08	100,000	e		100,000	100,000		100,000
Nebraska--.2%
Lancaster County Hospital
Authority Number 1, Health Facilities Revenue (Immanuel Health Systems-Williamsburg Project) (LOC; ABN-AMRO)	3.44	1/1/08	2,150,000	e		2,150,000	2,150,000		2,150,000
Nevada--.4%
Reno,
HR (Washoe Medical Center Project) (Insured; FSA)	5.10	1/28/08	5,000,000	e		5,000,000	5,000,000		5,000,000
New Mexico--.1%
Farmington,
PCR, Refunding (Arizona Public Service Company Four Corners Project) (LOC; Barclays Bank PLC)	3.50	1/1/08	1,000,000	e		1,000,000	1,000,000		1,000,000
Pennsylvania--.4%
Berks County Municipal Authority,
HR (The Reading Hospital and Medical Center Project) (Insured; AMBAC)	4.75	2/4/08	5,000,000	e		5,000,000	5,000,000		5,000,000
Vermont--1.8%
Vermont Educational and Health
Buildings Financing Agency, HR (Fletcher Allen Health Care Project) (Insured; FSA)	2.55	1/24/08	20,000,000	e		20,000,000	20,000,000		20,000,000
Vermont Educational and Health
Buildings Financing Agency, Revenue (North Country Hospital Project) (LOC; TD Banknorth, N.A.)	2.75	1/1/08	1,100,000	e		1,100,000	1,100,000		1,100,000
Wisconsin--.1%
Wisconsin Health and Educational
Facilities Authority, Revenue (Alverno College Project) (LOC; Allied Irish Banks)	3.60	1/1/08	100,000	e		100,000	100,000		100,000
Wisconsin Health and Educational
Facilities Authority, Revenue (Gundersen Lutheran) (Insured; FGIC and Liquidity Facility; Dexia Credit Locale)	3.54	1/1/08	1,000,000	e		1,000,000	1,000,000		1,000,000
Wyoming--.2%
Uinta County,
PCR, Refunding (Chevron U.S.A. Inc. Project)	3.50	1/1/08	2,000,000	e		2,000,000	2,000,000		2,000,000
Total Short-Term Municipal Investments
(cost $73,212,624 and $0.00 respectively)							73,215,000	0	73,215,000

Money Market Fund--.2%					Shares		Value($)
BNY Hamilton New York Tax Exempt
Money Fund (Hamilton Shares) (cost $0.00 and $2,467,426 respectively)	2.90	f			2,467,426	2,467,426	0	2,467,426	2,467,426

Total Investments--100.0% (cost $980,048,619 and $204,365,564 respectively)							1,000,722,357	207,983,924	1,208,706,281

a

These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c	Variable rate security--interest rate subject to periodic change.
d	Subject to interest rate change on November 1, 2011.
e	Securities payable on demand. Variable interest rate--subject to periodic change.
f	Represents annualized 7 day yield at December 31, 2007.

Summary of Abbreviations
ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
PSF-GRD	Permanent School Fund Guarantee
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Pro Forma Statement of Assets and Liabilities
December 31, 2007 (Unaudited)

					Mellon National
					Intermediate
					Municipal Bond
	Mellon National	BNY Hamilton			Fund
	Intermediate	Intermediate			Pro Forma
	Municipal Bond	Tax-Exempt			Combined
	Fund	Fund		Adjustments	(Note1)
ASSETS:
Non-Affiliated investments at value- See Statement of Investments*	$1,000,722,357	$205,516,498	$		$1,206,238,855
Affiliated investments at value- See Statement of Investments*	-	2,467,426			2,467,426
Cash	2,183,446	-			2,183,446
Interest receivable	12,331,146	2,879,590			15,210,736
Receivable for shares of Benefical Interest/Capital Stock subscribed	2,941,871	-			2,941,871
Prepaid expenses	17,553	-			17,553
Other Assets		17,460			17,460

Total Assets	1,018,196,373	210,880,974			1,229,077,347

LIABILITIES:
Due to affiliates	$332,163	$111,011	$		$443,174
Due to Administrator	108,740	-			108,740
Payable for shares of Benefical Interest/Capital Stock subscribed	1,429,298	5,909			1,435,207
Dividends Payable	-	163,461			163,461
Accrued expenses and other liabilities	44,829	54,617		-	99,446

Total Liabilities	1,915,030	334,998		-	2,250,028

NET ASSETS	$1,016,281,343	$210,545,976		$-	$1,226,827,319

REPRESENTED BY:
Paid-in capital	$993,984,055	$207,013,289	$		$1,200,997,344
Accumulated undistributed investment income-net	-	610		-	610
Accumulated net realized gain (loss) on investments	1,623,550	(86,283)			1,537,267
Accumulated net unrealized appreciation (depreciation)
on investments	20,673,738	3,618,360			24,292,098

NET ASSETS	$1,016,281,343	$210,545,976		$-	$1,226,827,319

Unlimited and 200 million, respectively, shares of $.001	Class M	Institutional
par value Beneficial Interest/ Capital Stock.	Shares:	Shares		Adjustments**	Class M Shares:

Net Assets	$992,515,453	$209,953,289	$		$1,202,468,742
Shares outstanding	76,554,806	21,250,478		(5,022,202)	92,783,082
Net asset value, and redemption
price per share	$12.96	$9.88	$		$12.96

Unlimited and 200 million, respectively, shares of $.001	Investor	Class A
par value Beneficial Interest/ Capital Stock.	Shares:	Shares:			Investor Shares:

Net Assets	$23,482,516	$592,687	$		$24,075,203
Shares outstanding	1,813,356	59,914		(14,181)	1,859,089
Net asset value, offering price and redemption
price per share	$12.95	$9.89	$		$12.95

Maximum offering price per share (net asset value plus maximum sales charge.	$12.95	$10.33	$		$12.95

Unlimited shares of $.001 par value Benefical Interest	Dreyfus Premier Shares:				Dreyfus Premier Shares:

Net Assets	$283,374	$-	$		$283,374
Shares outstanding	21,873	-			21,873
Net asset value, offering price and redemption
price per share	$12.96	$-	$		$12.96

* Investments in securities, at cost
Unaffiliated issuers	$980,048,619	$201,898,138	$		$1,181,946,757
Affiliated issuers	$-	$2,467,426	$		$2,467,426

**Adjustment to reflect the exchange of shares outstanding from BNY Hamilton Intermediate Tax- Exempt Fund to Mellon National Intermediate Municipal Bond Fund.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended December 31, 2007 (Unaudited)

					Mellon National
					Intermediate
					Municipal Bond
	Mellon National	BNY Hamilton			Fund
	Intermediate	Intermediate			Pro Forma
	Municipal Bond	Tax-Exempt			Combined
	Fund	Fund	Adjustments		(Note 1)

INVESTMENT INCOME:
Unaffiliated issuers	$42,197,860	$8,663,921			50,861,781
Affiliated issuers		53,018			53,018
					-
					-
Total Income	42,197,860	8,716,939			50,914,799

EXPENSES:
Management fee	3,321,597	1,061,703	(89,405)	(a)	4,293,895
Administrative Fee	1,201,488	212,342			1,413,830
Custodian fees	70,311	20,909	(5,000)	(a)	86,220
Shareholder servicing costs	65,432	44,913			110,345
Professional fees	33,865	27,977	(23,600)	(a)	38,242
Registration fees	41,888	27,982	(15,000)	(a)	54,870
Distribution Fees	3,108	2,110			5,218
Trustees’/Directors fees and expenses	31,835	22,918	(15,000)	(a)	39,753
Prospectus and shareholders’ reports	16,640	16,750	(7,000)	(a)	26,390
Miscellaneous	78,212	28,041	(5,000)	(a)	101,253
Total Expenses	4,864,376	1,465,645	(160,005)		6,170,016

Less- reduction in custody fees due to earnings credit	(5,455)	(16)			(5,471)
Net Expenses	4,858,921	1,465,629	(160,005)		6,164,545

INVESTMENT INCOME - NET	37,338,939	7,251,310	160,005		44,750,254

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	242,169	(86,283)			155,886
Net realized gain (loss) on investments:	(6,406,949)	891,838			(5,515,111)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(6,164,780)	805,555			(5,359,225)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS ($):	$31,174,159	$8,056,865	$160,005		$39,391,029

(a) Reflects the anticipated savings as a result of the merger.

See notes to unaudited pro forma financial statements.

Mellon National Intermediate Municipal Bond Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on ______, 2008, the Board of Trustees of Mellon Funds Trust, on behalf of Mellon National Intermediate Municipal Bond Fund (the “Acquiring Fund”), and at a meeting held on _____, 2008, the Board of Directors of BNY Hamilton Funds, Inc., on behalf of BNY Hamilton Intermediate Tax-Exempt Fund (the “Fund”), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund in exchange for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund shares will then be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Holders of Institutional and Class A shares of the Fund will receive Class M and Investor shares, respectively, of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on December 31, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended December 31, 2007. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is August 31 for the Acquiring Fund and December 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on December 31, 2007. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation (“Dreyfus”), The Bank of New York (“BNY”) or their affiliates.

NOTE 2--Portfolio Valuation:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the respective fund’s Board members. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund’s Institutional and Class A shares on December 31, 2007 by the net asset value per share of Class M and Investor shares, respectively, of the Acquiring Fund on December 31, 2007.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on January 1, 2007. Dreyfus, BNY or their affiliates will bear the expense of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

STATEMENT OF INVESTMENTS Mellon Small Cap Stock Fund December 31, 2007 (Unaudited)
	Mellon Small Cap Stock Fund		BNY Hamilton Small Cap Core Equity	Pro Forma Combined (*)		Mellon Small Cap Stock Fund	BNY Hamilton Small Cap Core Equity	Pro Forma Combined (*)

Common Stocks--94.6%	Shares			Value ($)
Consumer Discretionary 12.4--%
Blue Nile	57,800	a			57,800	3,933,868		3,933,868
Children’s Place Retail Stores	115,300	a			115,300	2,989,729		2,989,729
Crocs	63,500	a			63,500	2,337,435		2,337,435
Deckers Outdoor	15,600	a			15,600	2,418,936		2,418,936
DeVry	53,400				53,400	2,774,664		2,774,664
Exide Technologies	399,500	a			399,500	3,196,000		3,196,000
Gaylord Entertainment	62,400	a			62,400	2,525,328		2,525,328
Group 1 Automotive	110,120				110,120	2,615,350		2,615,350
Hibbett Sports, Inc.			143,000	a,b	143,000		2,857,140	2,857,140
Iconix Brand Group	209,400	a			209,400	4,116,804		4,116,804
Jack in the Box	73,400	a			73,400	1,891,518		1,891,518
Life Time Fitness	144,000	a	90,000	a,b	234,000	7,153,920	4,471,200	11,625,120
LKQ	129,900	a			129,900	2,730,498		2,730,498
Men’s Wearhouse	53,000				53,000	1,429,940		1,429,940
Monro Muffler, Inc.			86,797	b	86,797		1,691,674	1,691,674
Morgans Hotel Group	140,600	a			140,600	2,710,768		2,710,768
New Oriental Education & Technology Group, ADR	38,300	a			38,300	3,086,597		3,086,597
O’Reilly Automotive, Inc.			59,330	a,b	59,330		1,924,072	1,924,072
Phillips-Van Heusen	56,300				56,300	2,075,218		2,075,218
Sonic Automotive, Cl. A	166,300				166,300	3,219,568		3,219,568
Tempur-Pedic International	89,300				89,300	2,319,121		2,319,121
Toro Co.			95,000		95,000		5,171,800	5,171,800
Tractor Supply	80,200	a	72,000	a,b	152,200	2,882,388	2,587,680	5,470,068
Tupperware Brands	171,000		140,000		311,000	5,648,130	4,624,200	10,272,330
Tween Brands	76,200	a			76,200	2,017,776		2,017,776
Vail Resorts	91,700	a			91,700	4,934,377		4,934,377
WD-40 Co.			55,400		55,400		2,103,538	2,103,538
WMS Industries	96,600	a			96,600	3,539,424		3,539,424
Zumiez	102,300	a			102,300	2,492,028		2,492,028
						75,039,385	25,431,304	100,470,689
Consumer Staples--4.3%
Boston Beer, Cl. A	55,100	a			55,100	2,074,515		2,074,515
Chattem	65,900	a			65,900	4,978,086		4,978,086
Chiquita Brands International	270,200	a			270,200	4,968,978		4,968,978
Darling International	178,300	a			178,300	2,061,148		2,061,148
Flowers Foods	78,200				78,200	1,830,662		1,830,662
Hain Celestial Group	37,600	a			37,600	1,203,200		1,203,200
Herbalife	70,900				70,900	2,855,852		2,855,852
Performance Food Group Co.			101,600	a	101,600		2,729,992	2,729,992
Ralcorp Holdings	28,200	a	70,000	a	98,200	1,714,278	4,255,300	5,969,578
TreeHouse Foods	129,200	a			129,200	2,970,308		2,970,308
United Natural Foods	91,200	a			91,200	2,892,864		2,892,864
						27,549,891	6,985,292	34,535,183
Electronic Technology --2.1%
Cleco Corp.			220,000	b	220,000		6,116,000	6,116,000
II-VI, Inc.			149,170	a,b	149,170		4,557,144	4,557,144
LoJack Corp.			130,000	a,b	130,000		2,185,300	2,185,300
Newport Corp.			304,500	a,b	304,500		3,894,555	3,894,555
							16,752,999	16,752,999
Energy--6.0%
Atwood Oceanics	32,900	a			32,900	3,297,896		3,297,896
Cabot Oil & Gas	113,200				113,200	4,569,884		4,569,884
Forest Oil	70,900	a			70,900	3,604,556		3,604,556
Helix Energy Solutions Group	79,300	a			79,300	3,290,950		3,290,950
ION Geophysical	322,300	a			322,300	5,085,894		5,085,894
Massey Energy	103,000				103,000	3,682,250		3,682,250
Matrix Service	93,000	a			93,000	2,029,260		2,029,260
Oceaneering International	95,900	a			95,900	6,458,865		6,458,865
Overseas Shipholding Group	64,700				64,700	4,815,621		4,815,621
St. Mary Land & Exploration	67,190				67,190	2,594,206		2,594,206
Tetra Technologies	74,300	a			74,300	1,156,851		1,156,851
Unit	48,730	a			48,730	2,253,763		2,253,763
W-H Energy Services	34,100	a			34,100	1,916,761		1,916,761
Willbros Group	104,800	a			104,800	4,012,792		4,012,792
						48,769,549		48,769,549
Exchange Traded Funds--.5%
iShares Nasdaq Biotechnology Index Fund	54,800				54,800	4,448,664		4,448,664

Financial--14.2%
Aspen Insurance Holdings	182,100				182,100	5,251,764		5,251,764
Bank of the Ozarks, Inc.			57,200	b	57,200		1,498,640	1,498,640
Astoria Financial	171,950				171,950	4,001,277		4,001,277
Bank of Hawaii	58,300				58,300	2,981,462		2,981,462
Calamos Asset Management, Cl. A	114,500				114,500	3,409,810		3,409,810
East West Bancorp	102,100		100,700	b	202,800	2,473,883	2,439,961	4,913,844
Entertainment Properties Trust	28,700				28,700	1,348,900		1,348,900
Essex Property Trust	24,500				24,500	2,388,505		2,388,505
FCStone Group	71,100	a			71,100	3,272,733		3,272,733
FelCor Lodging Trust	252,920				252,920	3,943,023		3,943,023
First Midwest Bancorp	73,440				73,440	2,247,264		2,247,264
GFI Group	36,100	a			36,100	3,455,492		3,455,492
Hilb, Rogal & Hobbs	63,600				63,600	2,580,252		2,580,252
Investment Technology Group	125,300	a	107,000	a	232,300	5,963,027	5,092,130	11,055,157
Kilroy Realty	34,800				34,800	1,912,608		1,912,608
Lexington Realty Trust	66,200				66,200	962,548		962,548
National Financial Partners	99,000		89,000	b	188,000	4,515,390	4,059,290	8,574,680
National Retail Properties	218,600				218,600	5,110,868		5,110,868
Philadelphia Consolidated Holding	54,300	a			54,300	2,136,705		2,136,705
Portfolio Recovery Associates, Inc.			40,500		40,500		1,606,635	1,606,635
PrivateBancorp, Inc.			63,000	b	63,000		2,056,950	2,056,950
ProAssurance Corp.			73,000	a,b	73,000		4,009,160	4,009,160
Senior Housing Properties Trust	74,800				74,800	1,696,464		1,696,464
Signature Bank	132,440	a	120,500	a,b	252,940	4,469,850	4,066,875	8,536,725
StanCorp Financial Group	61,650				61,650	3,105,927		3,105,927
Susquehanna Bancshares	152,300				152,300	2,808,412		2,808,412
Texas Capital Bancshares	199,500	a			199,500	3,640,875		3,640,875
Trustco Bank	284,400				284,400	2,821,248		2,821,248
UCBH Holdings	248,700				248,700	3,521,592		3,521,592
Umpqua Holdings Corp.			125,500	b	125,500		1,925,170	1,925,170
Washington Federal	120,300				120,300	2,539,533		2,539,533
Whitney Holding	61,000				61,000	1,595,150		1,595,150
Zenith National Insurance	97,900				97,900	4,379,067		4,379,067
						88,533,629	26,754,811	115,288,440
Health Care--10.1%
Amedisys	25,100	a			25,100	1,217,852		1,217,852
American Medical Systems Holdings	70,500	a			70,500	1,019,430		1,019,430

AMERIGROUP	55,000	a			55,000	2,004,750		2,004,750
AmSurg	120,800	a			120,800	3,268,848		3,268,848
ArthroCare	30,200	a			30,200	1,451,110		1,451,110
Chemed	28,200				28,200	1,575,816		1,575,816
Dionex	17,200	a			17,200	1,425,192		1,425,192
Haemonetics	24,200	a			24,200	1,525,084		1,525,084
Healthcare Services Group			193,200	b	193,200		4,091,976	4,091,976
Healthways	37,400	a			37,400	2,185,656		2,185,656
HMS Holdings Corp.			128,000	b	128,000		4,250,880	4,250,880
IDEXX Laboratories	59,080	a			59,080	3,463,860		3,463,860
Immucor	68,100				68,100	2,314,719		2,314,719
inVentiv Health	124,700				124,700	3,860,712		3,860,712
Landauer, Inc.			48,900		48,900		2,535,465	2,535,465
Lifecell	35,900				35,900	1,547,649		1,547,649
Meridian Bioscience	49,200		135,000	b	184,200	1,479,936	4,060,800	5,540,736
MGI Pharma	131,500	a			131,500	5,329,695		5,329,695
Owens & Minor	145,700				145,700	6,182,051		6,182,051
Palomar Medical Technologies, Inc.			49,600	a	49,600		759,872	759,872
Pediatrix Medical Group	148,300	a			148,300	10,106,645		10,106,645
Regeneron Pharmaceuticals	60,800	a			60,800	1,468,320		1,468,320
Respironics	72,690	a	85,000	a,b	157,690	4,759,741	5,565,800	10,325,541
Sun Healthcare Group	167,800	a			167,800	2,881,126		2,881,126
Sunrise Senior Living	46,200	a			46,200	1,417,416		1,417,416
						60,485,608	21,264,793	81,750,401
Industrial--15.7%
Acuity Brands	88,600				88,600	3,987,000		3,987,000
American Ecology Corp.			94,200		94,200		2,211,816	2,211,816
Baldor Electric	41,900				41,900	1,410,354		1,410,354
Barnes Group	95,900				95,900	3,202,101		3,202,101
Belden	60,100				60,100	2,674,450		2,674,450
Brady, Cl. A	59,800				59,800	2,098,382		2,098,382
Ceradyne	69,400	a	60,000	a,b	129,400	3,256,942	2,815,800	6,072,742
Clarcor, Inc.			117,300	a	117,300		4,453,881	4,453,881
Corrections Corp. of America	110,900	a			110,900	3,272,659		3,272,659
Curtiss-Wright	87,200				87,200	4,377,440		4,377,440
DRS Technologies	53,300				53,300	2,892,591		2,892,591
EMCOR Group	99,600	a			99,600	2,353,548		2,353,548
EnerSys	164,400	a			164,400	4,103,424		4,103,424
EnPro Industries	96,900	a			96,900	2,969,985		2,969,985
Gardner Denver	145,500	a			145,500	4,801,500		4,801,500
Huron Consulting Group	41,000				41,000	3,305,830		3,305,830
IDEX	82,030				82,030	2,963,744		2,963,744
Kansas City Southern	79,270	a			79,270	2,721,339		2,721,339
Kaydon	88,100				88,100	4,804,974		4,804,974
Kirby	112,000	a			112,000	5,205,760		5,205,760
Landstar System	59,220				59,220	2,496,123		2,496,123
Lennox International	77,000				77,000	3,189,340		3,189,340
Manitowoc	94,920				94,920	4,634,944		4,634,944
Matthews International Corp., Class A			115,000	b	115,000		5,390,050	5,390,050
Middleby Corp.			83,000	a,b	83,000		6,359,460	6,359,460
Mobile Mini, Inc.			107,300	a,b	107,300		1,989,342	1,989,342
Ritchie Bros. Auctioneers, Inc. (Canada)			94,000	b	94,000		7,773,799	7,773,799
Shaw Group	74,890	a			74,890	4,526,352		4,526,352
Stericycle, Inc.			35,000	a	35,000		2,079,000	2,079,000
Taser International	151,700	a			151,700	2,182,963		2,182,963
Teledyne Technologies	33,330	a			33,330	1,777,489		1,777,489
Toro	48,100				48,100	2,618,564		2,618,564
United Stationers	45,600	a			45,600	2,107,176		2,107,176
URS	50,570	a			50,570	2,747,468		2,747,468
Waste Connections	162,200	a			162,200	5,011,980		5,011,980
Watson Wyatt Worldwide, Cl. A	41,900				41,900	1,944,579		1,944,579
						93,639,001	33,073,148	126,712,149
Information Technology--16.9%
Anixter International	33,460	a			33,460	2,083,554		2,083,554
ANSYS	148,860	a	140,000	a	288,860	6,171,736	5,804,400	11,976,136
Arris Group	204,200	a			204,200	2,037,916		2,037,916
Atheros Communications	144,140	a			144,140	4,402,036		4,402,036
Avid Technology Inc.			112,900	a,b	112,900		3,199,586	3,199,586
Blackbaud, Inc.			173,650		173,650		4,869,146	4,869,146
Blue Coat Systems	40,800	a			40,800	1,341,096		1,341,096
Brightpoint	295,360	a			295,360	4,536,730		4,536,730
Checkpoint Systems	108,300	a			108,300	2,813,634		2,813,634
Cohu, Inc.			108,800		108,800		1,664,640	1,664,640
Computer Programs & Systems, Inc.			104,160	b	104,160		2,368,598	2,368,598
Comtech Telecommunications	84,700	a			84,700	4,574,647		4,574,647
Concur Technologies	47,600	a			47,600	1,723,596		1,723,596
DealerTrack Holdings	75,300	a			75,300	2,520,291		2,520,291
Epicor Software Corp.			291,700	a,b	291,700		3,436,226	3,436,226
FactSet Research Systems	36,750				36,750	2,046,975		2,046,975
FLIR Systems	129,000	a			129,000	4,037,700		4,037,700
Harmonic	274,800	a			274,800	2,879,904		2,879,904
Hittite Microwave Corp.			50,300	a,b	50,300		2,402,328	2,402,328
Informatica	321,100	a			321,100	5,786,222		5,786,222
Itron	79,000	a			79,000	7,581,630		7,581,630
j2 Global Communications	52,200	a			52,200	1,105,074		1,105,074
JDA Software Group	291,000	a			291,000	5,953,860		5,953,860
Micros Systems	34,400	a			34,400	2,413,504		2,413,504
Microsemi	196,300	a			196,300	4,346,082		4,346,082
Moog, Cl. A	43,100	a			43,100	1,974,411		1,974,411
MoSys, Inc.			21,015	a,b	21,015		101,923	101,923
Net 1 UEPS Technologies	104,700	a			104,700	3,073,992		3,073,992
OmniVision Technologies	152,700	a			152,700	2,389,755		2,389,755
PMC-Sierra	364,800	a			364,800	2,385,792		2,385,792
Shanda Interactive Entertainment, ADR	129,900	a			129,900	4,330,866		4,330,866
Skyworks Solutions	585,900	a			585,900	4,980,150		4,980,150
Smart Modular Technologies WWH, Inc.			219,884	a,b	219,884		2,238,419	2,238,419
Sonus Networks	561,900	a			561,900	3,275,877		3,275,877
Stratasys, Inc.			71,500	a,b	71,500		1,847,560	1,847,560
Synaptics	65,500	a			65,500	2,695,980		2,695,980
Tessera Technologies	81,400	a			81,400	3,386,240		3,386,240
THQ	83,900	a			83,900	2,365,141		2,365,141
Trimble Navigation	120,400	a			120,400	3,640,896		3,640,896
Varian Semiconductor Equipment Associates	80,205	a			80,205	2,967,585		2,967,585
Wright Express	93,840	a			93,840	3,330,382		3,330,382
						109,153,254	27,932,826	137,086,080
Materials--4.3%
AptarGroup	62,800				62,800	2,569,148		2,569,148
Century Aluminum	28,700	a			28,700	1,548,078		1,548,078
Coeur d’Alene Mines	724,500	a,b			724,500	3,579,030		3,579,030
H.B. Fuller	134,700				134,700	3,024,015		3,024,015
OM Group	83,100	a			83,100	4,781,574		4,781,574
Packaging Corp. of America	100,500				100,500	2,834,100		2,834,100
RTI International Metals	26,100	a			26,100	1,799,073		1,799,073
Silgan Holdings, Inc.			70,900		70,900			3,682,546	3,682,546
Smurfit-Stone Container	195,300	a		195,300			2,062,368		2,062,368
Steel Dynamics	54,200				54,200		3,228,694		3,228,694
Texas Industries	37,500				37,500		2,628,750		2,628,750
Universal Forest Products, Inc.			106,500	b	106,500			3,137,490	3,137,490
							28,054,830	6,820,036	34,874,866
Oil & Gas --1.1%
Dril-Quip, Inc.			86,600	a,b	86,600			4,820,156	4,820,156
St. Mary Land & Exploration Co.			103,300		103,300			3,988,413	3,988,413
								8,808,569	8,808,569
Real Estate Investment Trusts --.9%
American Campus Communities, Inc.			160,400		160,400			4,306,740	4,306,740
Cousins Properties, Inc.			141,100	b	141,100			3,118,310	3,118,310
								7,425,050	7,425,050
Telecommunication Services--2.0%
Alaska Communications Systems Group	408,320		270,000		678,320		6,124,800	4,050,000	10,174,800
NTELOS Holdings	107,700				107,700		3,197,613		3,197,613
SBA Communications, Cl. A	88,600	a		88,600			2,998,224		2,998,224
							12,320,637	4,050,000	16,370,637
Utilities--4.1%
Atmos Energy	91,600				91,600		2,568,464		2,568,464
Cleco	205,100				205,100		5,701,780		5,701,780
El Paso Electric	176,200	a		176,200			4,505,434		4,505,434
IDACORP	143,100				143,100		5,039,982		5,039,982
ITC Holdings	102,160				102,160		5,763,867		5,763,867
New Jersey Resources	80,700				80,700		4,036,614		4,036,614
UGI	217,800				217,800		5,935,050		5,935,050
							33,551,191		33,551,191
Total Common Stocks
(cost $532,779,683 and $174,058,088 respectively)							581,545,639	185,298,828	766,844,467

Mutual Funds --.8%
Energy --.8%
Tortoise Energy Capital Corp.			111,700	b	111,700			2,820,425	2,820,425
Tortoise Energy Infrastructure Corp.			84,868	b	84,868			2,826,953	2,826,953
(cost $0 and $5,205,190 respectively)								5,647,378	5,647,378

Other Investment--4.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $31,291,000)	31,291,000	c					31,291,000		31,291,000
BNY Hamilton Money Fund
(Institutional Shares), 4.95% (d)
(cost $2,118,097)			2,118,097	c				2,118,097	2,118,097
							31,291,000	2,118,097	33,409,097
Investment of Cash Collateral for
Securities Loaned--7.8%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,500,000)	2,500,000	c					2,500,000		2,500,000
BNY Institutional Cash
Reserve Fund, 5.02% (e)
(cost $60,838,078)			60,838,078	c				60,838,078	60,838,078
							2,500,000	60,838,078	63,338,078

Total Investments (cost $566,570,683 and $242,219,453, respectively)					107.3%		615,336,639	253,902,381	869,239,020
Cash and Receivables (Net)					(7.3%	)	1,787,488	(60,793,170)	(59,005,682)
Net Assets					107.3%		617,124,12	193,109,211	810,233,338

ADR - American Depository Receipts

a	Non-income producing security.
b

All or a portion of this security is on loan. At December 31, 2007, the total market value of the fund’s security on loan is $60,888,292 and the total market value of the collateral held by the fund is $63,338,078.

c	Investment in affiliated money market mutual fund.
d	Represents annualized 7 day yield at December 31, 2007.
e	Interest rate shown reflects the yield at December 31, 2007.

Pro Forma Statement of Assets and Liabilities
December 31, 2007 (Unaudited)

		BNY Hamilton Small Core Equity Fund	Mellon Small Cap Stock Fund	Adjustments**	Dreyfus Mellon Small Cap Stock Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement of Investments *
	Unaffiliated issuers	$190,946,206	$581,545,639		$772,491,845
	Affiliated issuers	62,956,175	33,791,000		96,747,175
	Cash	--	4,021,972		4,021,972
	Dividends and interest receivable	241,564	804,873		1,046,437
	Receivable for shares of Common Stock subscribed	70,000	698,978		768,978
	Prepaid expenses	--	13,999		13,999
	Other Assets	6,859	--		6,859

	Total Assets	254,220,804	620,876,461		875,097,265

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	$162,200	$541,038		703,238
	Liability for securities on loan	60,838,078	2,500,000		63,338,078
	Payable for investment securities purchased	--	682,482		682,482
	Payable for shares of Common Stock redeemed	39,999	6,608		46,607
	Accrued expenses	71,316	22,206		93,522

	Total Liabilities	61,111,593	3,752,334		64,863,927

NET ASSETS		$193,109,211	$617,124,127		$810,233,338

REPRESENTED BY:	Paid-in capital	$181,871,814	558,678,950		$740,550,764
	Accumulated undistributed investment income - net	66,477	783,738		850,215
	Accumulated net realized gain (loss) on investments	(512,008)	8,895,485		8,383,477
	Accumulated net unrealized appreciation (depreciation) on investments	11,682,928	48,765,954		60,448,882

NET ASSETS		$193,109,211	617,124,127		$810,233,338

BNY Hamilton Small Cap Growth Fund, Institutional Shares (200 million, $.001 par value shares authorized)
Net Assets		$191,254,625
Shares outstanding		16,237,133
Net asset value, and redemption
price per share		$11.78

BNY Hamilton Small Cap Growth Fund, Class A Shares (200 million, $.001 par value shares authorized)
Net Assets		$1,854,586
Shares outstanding		157,935

Net asset value, offering price and redemption price per share		$11.74

Maximum offering price per share (net asset value plus maximum sales charge)		$12.39

Mellon Small Cap Stock, Class M Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets		$611,991,254		$803,245,879
Shares outstanding		48,557,334	(1,056,702)	63,737,765
Net asset value, offering price and redemption
price per share		$12.60		$12.60

Mellon Small Cap Stock, Investor Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets		$5,132,873		$6,987,459
Shares outstanding		418,412	(6,822)	569,525
Net asset value, offering price and redemption
price per share		$12.27		$12.27

* Investments in securities, at cost
Unaffiliated issuers	$179,263,278	$532,799,683		$712,062,961
Affiliated issuers	$62,956,175	$33,791,000		$96,747,175

**Adjustment to reflect the exchange of shares outstanding from BNY Hamilton Small Cap Growth Fund to Mellon Small Cap Stock Fund.
See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended December 31, 2007 (Unaudited)
		BNY Hamilton Small Core Equity Fund	Mellon Small Cap Stock Fund	Adjustments	(a)	Small Cap Stock Fund Pro Forma Combined (Note 1)
INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $14,763 and $3,084 foreign taxes withheld at source, respectively)
	Unaffiliated issuers	$2,593,792	$5,779,499			$8,373,291
	Affiliated issuers	157,452	1,227,106			1,384,558
	Income from securities lending	235,008	92,948			327,956
	Interest	103	--			103
	Total Income	2,986,355	7,099,553			10,085,908

EXPENSES:	Investment advisory fee	1,536,838	5,731,586	204,912	(a)	7,473,336
	Administration fees	204,885	852,601	54,090	(a)	1,111,576
	Distribution fees	4,908	--	(4,908)	(a)	--
	Shareholder servicing costs	110,242	15,291	(100,000)	(a)	25,533
	Professional fees	31,647	31,720	(29,000)	(a)	34,367
	Prospectus and shareholders’ reports	21,370	9,654	(17,500)	(a)	13,524
	Directors’ fees and expenses	22,806	22,490	(17,500)	(a)	27,796
	Registration fees	28,916	25,857	(25,000)	(a)	29,773
	Custodian fees	26,447	62,462	(20,000)	(a)	68,909
	Miscellaneous	70,703	19,740	(62,500)	(a)	27,943
	Total Expenses	2,058,762	6,771,401	(17,406)		8,812,757

	Less- reduction in custody fees due to earnings credits	--	(17,029)	--		(17,029)
	Net Expenses	2,058,762	6,754,372	(17,406)		8,795,728

INVESTMENT INCOME - NET		927,593	345,181	17,406		1,290,180

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments		11,866,853	73,693,074			85,559,927
Net unrealized appreciation (depreciation) on investments		(2,971,049)	(34,439,797)			(37,410,846)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		8,895,804	39,253,277			48,149,081

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ($):		$9,823,397	$39,598,458	$17,406		$49,439,261

(a) Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Mellon Small Cap Stock Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on _____, 2008, the Board of Trustees of Mellon Funds Trust, on behalf of Mellon Small Cap Stock Fund (the “Acquiring Fund”), and at a meeting held on ______, 2008, the Board of Directors of BNY Hamilton Funds, Inc., on behalf of BNY Hamilton Small Cap Core Equity Fund (the “Fund”), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund in exchange for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund shares will then be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Holders of Institutional and Class A shares of the Fund will receive Class M and Investor shares, respectively, of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on December 31, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended December 31, 2007. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is August 31 for the Acquiring Fund and December 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on December 31, 2007. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation (“Dreyfus”), The Bank of New York (“BNY”) or their affiliates.

NOTE 2--Portfolio Valuation:

Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Securities for which there are no such valuations are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund’s Institutional and Class A shares on December 31, 2007 by the net asset value per share of Class M and Investor shares, respectively, of the Acquiring Fund on December 31, 2007.

NOTE 4--Pro Forma Operating Expenses:

                The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on January 1, 2007. Dreyfus, BNY or their affiliates will bear the expense of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

STATEMENT OF INVESTMENTS Mellon Small Cap Stock Fund December 31, 2007 (Unaudited)
	Mellon Small Cap Stock Fund		BNY Hamilton Small Cap Growth Fund		Pro Forma Combined (*)	Mellon Small Cap Stock Fund	BNY Hamilton Small Cap Growth Fund	Pro Forma Combined (*)

Common Stocks--94.8%	Shares					Value ($)
Aerospace & Defense--.2%
Aerovironment, Inc.			24,010	a,b	24,010		581,042	581,042
TransDigm Group, Inc.			13,935	a	13,935		629,444	629,444
Consumer Discretionary--13.2%							1,210,486	1,210,486
Allegiant Travel Co.			44,315	a,b	44,315		1,424,284	1,424,284
BJ’s Restaurants, Inc.			39,260	a,b	39,260		638,368	638,368
Blue Nile	57,800	a	10,870	b	68,670	3,933,868	739,812	4,673,680
Capella Education Co.			8,790	a	8,790		575,393	575,393
Children’s Place Retail Stores	115,300	a			115,300	2,989,729		2,989,729
Chipotle Mexican Grill, Inc.			11,335	a,b	11,335		1,667,038	1,667,038
Crocs	63,500	a			63,500	2,337,435		2,337,435
Deckers Outdoor	15,600	a			15,600	2,418,936		2,418,936
DeVry	53,400		33,395		86,795	2,774,664	1,735,205	4,509,869
Exide Technologies	399,500	a			399,500	3,196,000		3,196,000
Gaiam, Inc.			33,410	a,b	33,410		991,609	991,609
Gaylord Entertainment	62,400	a	10,650		73,050	2,525,328	431,006	2,956,334
Group 1 Automotive	110,120				110,120	2,615,350		2,615,350
Iconix Brand Group	209,400	a			209,400	4,116,804		4,116,804
Inter Parfums, Inc.			45,960		45,960		825,901	825,901
J. Crew Group, Inc.			27,895	a,b	27,895		1,344,818	1,344,818
Jack in the Box	73,400	a			73,400	1,891,518		1,891,518
Life Time Fitness	144,000	a	21,930	a,b	165,930	7,153,920	1,089,482	8,243,402
LKQ	129,900	a	130,560	a	260,460	2,730,498	2,744,371	5,474,869
Men’s Wearhouse	53,000				53,000	1,429,940		1,429,940
Morgans Hotel Group	140,600	a			140,600	2,710,768		2,710,768
New Oriental Education & Technology Group, ADR	38,300	a			38,300	3,086,597		3,086,597
Phillips-Van Heusen	56,300				56,300	2,075,218		2,075,218
Sonic Automotive, Cl. A	166,300				166,300	3,219,568		3,219,568
Strayer Education, Inc.			5,790		5,790		987,658	987,658
Tempur-Pedic International	89,300				89,300	2,319,121		2,319,121
Tractor Supply	80,200	a			80,200	2,882,388		2,882,388
Tupperware Brands	171,000				171,000	5,648,130		5,648,130
Tween Brands	76,200	a			76,200	2,017,776		2,017,776
Vail Resorts	91,700	a			91,700	4,934,377		4,934,377
VistaPrint Ltd.			30,085	a,b	30,085		1,289,142	1,289,142
Volcom, Inc.			39,630	a,b	39,630		873,049	873,049
WMS Industries	96,600	a	28,837	a,b	125,437	3,539,424	1,056,588	4,596,012
Wolverine World Wide, Inc.			28,310		28,310		694,161	694,161
Zumiez	102,300	a	39,765	b	142,065	2,492,028	968,675	3,460,703
						75,039,385	20,076,560	95,115,945
Consumer Staples--4.3%
Boston Beer, Cl. A	55,100	a	10,370		65,470	2,074,515	390,431	2,464,946
Central European Distribution			11,370		11,370		681,278	681,278
Chattem	65,900	a			65,900	4,978,086		4,978,086
Chiquita Brands International	270,200	a			270,200	4,968,978		4,968,978
Darling International	178,300	a	33,380		211,680	2,061,148	385,873	2,447,021
Flowers Foods	78,200				78,200	1,830,662		1,830,662
Hain Celestial Group	37,600	a	21,315	a,b	58,915	1,203,200	682,080	1,885,280
Herbalife	70,900				70,900	2,855,852		2,855,852
Ralcorp Holdings	28,200	a			28,200	1,714,278		1,714,278
TreeHouse Foods	129,200	a			129,200	2,970,308		2,970,308
United Natural Foods	91,200	a	48,835	a,b	140,035	2,892,864	1,549,046	4,441,910
						27,549,891	3,688,708	31,238,599
Electronic Technology--.5%
Cymer, Inc.			33,085	a,b	33,085		1,287,999	1,287,999
Daktronics, Inc.			40,965	b	40,965		924,580	924,580
II-VI, Inc.			42,400	a	42,400		1,295,320	1,295,320
							3,507,899	3,507,899
Energy--7.2%
Atwood Oceanics	32,900	a	6,180	a	39,080	3,297,896	619,483	3,917,379
Cabot Oil & Gas	113,200		27,480		140,680	4,569,884	1,109,368	5,679,252
Forest Oil	70,900	a			70,900	3,604,556		3,604,556
Helix Energy Solutions Group	79,300	a			79,300	3,290,950		3,290,950
ION Geophysical	322,300	a			322,300	5,085,894		5,085,894
Massey Energy	103,000		15,680		118,680	3,682,250	560,560	4,242,810
Matrix Service	93,000	a			93,000	2,029,260		2,029,260
Oceaneering International	95,900	a	10,480	a	106,380	6,458,865	705,828	7,164,693
Overseas Shipholding Group	64,700				64,700	4,815,621		4,815,621
St. Mary Land & Exploration	67,190				67,190	2,594,206		2,594,206
Tetra Technologies	74,300	a			74,300	1,156,851		1,156,851
Unit	48,730	a			48,730	2,253,763		2,253,763
W-H Energy Services	34,100	a	5,720	a	39,820	1,916,761	321,521	2,238,282
Willbros Group	104,800	a			104,800	4,012,792		4,012,792
						48,769,549	3,316,760	52,086,309
Exchange Traded Funds--.6%
iShares Nasdaq Biotechnology Index Fund	54,800				54,800	4,448,664		4,448,664

Financial--13.5%
Aspen Insurance Holdings	182,100				182,100	5,251,764		5,251,764
Astoria Financial	171,950				171,950	4,001,277		4,001,277
Bank of Hawaii	58,300				58,300	2,981,462		2,981,462
Calamos Asset Management, Cl. A	114,500				114,500	3,409,810		3,409,810
CoStar Group, Inc.			17,270	a,b	17,270		816,008	816,008
CRA International, Inc.			15,580	a,b	15,580		741,764	741,764
Dollar Financial Corp.			13,150		13,150		403,574	403,574
East West Bancorp	102,100				102,100	2,473,883		2,473,883
Entertainment Properties Trust	28,700				28,700	1,348,900		1,348,900
Essex Property Trust	24,500				24,500	2,388,505		2,388,505
FCStone Group	71,100	a	18,705	a,b	89,805	3,272,733	860,991	4,133,724
FelCor Lodging Trust	252,920				252,920	3,943,023		3,943,023
First Midwest Bancorp	73,440				73,440	2,247,264		2,247,264
GFI Group	36,100	a			36,100	3,455,492		3,455,492
Hilb, Rogal & Hobbs	63,600				63,600	2,580,252		2,580,252
Investment Technology Group	125,300	a			125,300	5,963,027		5,963,027
Kilroy Realty	34,800				34,800	1,912,608		1,912,608
Lexington Realty Trust	66,200				66,200	962,548		962,548
Macquarie Infrastructure Co., LLC			35,495	b	35,495		1,438,612	1,438,612
National Financial Partners	99,000				99,000	4,515,390		4,515,390
National Retail Properties	218,600				218,600	5,110,868		5,110,868
Philadelphia Consolidated Holding	54,300	a	13,080		67,380	2,136,705	514,698	2,651,403
Portfolio Recovery Associates, Inc.			27,970	b	27,970		1,109,570	1,109,570
ProAssurance Corp.			24,205	a	24,205		1,329,339	1,329,339
Senior Housing Properties Trust	74,800		23,350		98,150	1,696,464	529,578	2,226,042
Signature Bank	132,440	a			132,440	4,469,850		4,469,850
StanCorp Financial Group	61,650				61,650	3,105,927		3,105,927
Susquehanna Bancshares	152,300				152,300	2,808,412		2,808,412
SVB Financial Group			24,195	a,b	24,195		1,219,428	1,219,428
Texas Capital Bancshares	199,500	a			199,500	3,640,875		3,640,875
Trustco Bank	284,400				284,400	2,821,248		2,821,248
UCBH Holdings	248,700				248,700	3,521,592		3,521,592
Washington Federal	120,300				120,300	2,539,533		2,539,533
Whitney Holding	61,000				61,000	1,595,150		1,595,150
Zenith National Insurance	97,900				97,900	4,379,067		4,379,067
						88,533,629	8,963,562	97,497,191
Health Care--11.2%
Advisory Board Co.			25,370	a	25,370		1,628,501	1,628,501
Alkermes, Inc.			16,470	a,b	16,470		256,767	256,767
Amedisys	25,100	a			25,100	1,217,852		1,217,852
American Medical Systems Holdings	70,500	a			70,500	1,019,430		1,019,430
AMERIGROUP	55,000	a			55,000	2,004,750		2,004,750
AmSurg	120,800	a			120,800	3,268,848		3,268,848
ArthroCare	30,200	a	5,675	a,b	35,875	1,451,110	272,684	1,723,794
BioMarin Pharmaceutical, Inc.			28,890	b	28,890		1,022,706	1,022,706
Cepheid, Inc.			12,090	b	12,090		318,572	318,572
Chemed	28,200				28,200	1,575,816		1,575,816
Dionex	17,200	a			17,200	1,425,192		1,425,192
Genomic Health, Inc.			28,580	b	28,580		647,051	647,051
Haemonetics	24,200	a			24,200	1,525,084		1,525,084
Healthcare Services Group			65,695	b	65,695		1,391,420	1,391,420
Healthways	37,400	a			37,400	2,185,656		2,185,656
IDEXX Laboratories	59,080	a			59,080	3,463,860		3,463,860
Illumina, Inc.			35,543	a,b	35,543		2,106,277	2,106,277
Immucor	68,100		40,830	a	108,930	2,314,719	1,387,812	3,702,531
inVentiv Health	124,700		34,195		158,895	3,860,712	1,058,677	4,919,389
Lifecell	35,900		47,170	b	83,070	1,547,649	2,033,499	3,581,148
Meridian Bioscience	49,200		47,315	b	96,515	1,479,936	1,423,234	2,903,170
MGI Pharma	131,500	a			131,500	5,329,695		5,329,695
Myriad Genetics, Inc.			7,180	a	7,180		333,296	333,296
NuVasive, Inc.			33,025	a	33,025		1,305,148	1,305,148
Owens & Minor	145,700				145,700	6,182,051		6,182,051
Pediatrix Medical Group	148,300	a			148,300	10,106,645		10,106,645
PSS World Medical, Inc.			28,770	a,b	28,770		563,029	563,029
Psychiatric Solutions, Inc.			33,810	a,b	33,810		1,098,825	1,098,825
Regeneron Pharmaceuticals	60,800	a			60,800	1,468,320		1,468,320
Respironics	72,690	a			72,690	4,759,741		4,759,741
Sirona Dental Systems, Inc.			35,390	a,b	35,390		1,184,857	1,184,857
Sun Healthcare Group	167,800	a	31,420		199,220	2,881,126	539,481	3,420,607
Sunrise Senior Living	46,200	a			46,200	1,417,416		1,417,416
Trans1, Inc.			9,980	b	9,980		164,371	164,371
Varian, Inc.			22,170		22,170		1,447,701	1,447,701
West Pharmaceutical Services I			10,530		10,530		427,413	427,413
						60,485,608	20,611,321	81,096,929
Industrial--13.7%
Acuity Brands	88,600		14,710		103,310	3,987,000	661,950	4,648,950
Baldor Electric	41,900				41,900	1,410,354		1,410,354
Barnes Group	95,900				95,900	3,202,101		3,202,101
Belden	60,100				60,100	2,674,450		2,674,450
Brady, Cl. A	59,800				59,800	2,098,382		2,098,382
Ceradyne	69,400	a			69,400	3,256,942		3,256,942
Corrections Corp. of America	110,900	a			110,900	3,272,659		3,272,659
Curtiss-Wright	87,200				87,200	4,377,440		4,377,440
DRS Technologies	53,300				53,300	2,892,591		2,892,591
Dynamic Materials Corp.			5,930	b	5,930		349,277	349,277
EMCOR Group	99,600	a			99,600	2,353,548		2,353,548
EnerSys	164,400	a			164,400	4,103,424		4,103,424
EnPro Industries	96,900	a			96,900	2,969,985		2,969,985
Gardner Denver	145,500	a			145,500	4,801,500		4,801,500
Geo Group Inc.			26,800	b	26,800		750,400	750,400
Hexcel Corp.			36,230	a,b	36,230		879,664	879,664
Huron Consulting Group	41,000				41,000	3,305,830		3,305,830
IDEX	82,030				82,030	2,963,744		2,963,744
Kansas City Southern	79,270	a			79,270	2,721,339		2,721,339
Kaydon	88,100				88,100	4,804,974		4,804,974
Kirby	112,000	a			112,000	5,205,760		5,205,760
Landstar System	59,220				59,220	2,496,123		2,496,123
Lennox International	77,000		14,470		91,470	3,189,340	599,347	3,788,687
Manitowoc	94,920				94,920	4,634,944		4,634,944
Shaw Group	74,890	a	19,510	a	94,400	4,526,352	1,179,184	5,705,536
Taser International	151,700	a			151,700	2,182,963		2,182,963
Teledyne Technologies	33,330	a			33,330	1,777,489		1,777,489
Toro	48,100				48,100	2,618,564		2,618,564
United Stationers	45,600	a			45,600	2,107,176		2,107,176
URS	50,570	a			50,570	2,747,468		2,747,468
Waste Connections	162,200	a	39,507	a	201,707	5,011,980	1,220,766	6,232,746
Watson Wyatt Worldwide, Cl. A	41,900				41,900	1,944,579		1,944,579
						93,639,001	5,640,588	99,279,589
Information Technology--18.1%
Allscripts Healthcare Solutions, Inc.			46,700	a,b	46,700		906,914	906,914
Anixter International	33,460	a			33,460	2,083,554		2,083,554
ANSYS	148,860	a			148,860	6,171,736		6,171,736
Arris Group	204,200	a			204,200	2,037,916		2,037,916
Atheros Communications	144,140	a			144,140	4,402,036		4,402,036
Blackbaud, Inc.			28,025	b	28,025		785,821	785,821
Blackboard, Inc.			41,965	a,b	41,965		1,689,091	1,689,091
Blue Coat Systems	40,800	a			40,800	1,341,096		1,341,096
Brightpoint	295,360	a			295,360	4,536,730		4,536,730
Cavium Networks, Inc.			7,550		7,550		173,801	173,801
Checkpoint Systems	108,300	a			108,300	2,813,634		2,813,634
comScore, Inc.			19,480	b	19,480		635,632	635,632
Comtech Group, Inc. (China)			55,290	a,b	55,290		890,722	890,722
Comtech Telecommunications	84,700	a			84,700	4,574,647		4,574,647
Concur Technologies	47,600	a	27,250	a	74,850	1,723,596	986,723	2,710,319
DealerTrack Holdings	75,300	a	14,150	a	89,450	2,520,291	473,601	2,993,892
Digital River, Inc.			19,420	a	19,420		642,219	642,219
FactSet Research Systems	36,750				36,750	2,046,975		2,046,975
FLIR Systems	129,000	a			129,000	4,037,700		4,037,700
Formfactor, Inc.			30,870	a,b	30,870		1,021,797	1,021,797
GSI Commerce, Inc.			53,600	a,b	53,600		1,045,201	1,045,201
Harmonic	274,800	a			274,800	2,879,904		2,879,904
Hittite Microwave Corp.			20,310	a,b	20,310		970,006	970,006
Informatica	321,100	a	94,415	a	415,515	5,786,222	1,701,358	7,487,580
Itron	79,000	a			79,000	7,581,630		7,581,630
j2 Global Communications	52,200	a			52,200	1,105,074		1,105,074
JDA Software Group	291,000	a			291,000	5,953,860		5,953,860
Micros Systems	34,400	a			34,400	2,413,504		2,413,504
Microsemi	196,300	a			196,300	4,346,082		4,346,082
Moog, Cl. A	43,100	a			43,100	1,974,411		1,974,411
Net 1 UEPS Technologies	104,700	a			104,700	3,073,992		3,073,992
Netlogic Microsystems, Inc.			39,105	a,b	39,105		1,259,181	1,259,181
Nuance Communications, Inc.			93,990	a,b	93,990		1,755,733	1,755,733
OmniVision Technologies	152,700	a			152,700	2,389,755		2,389,755
PMC-Sierra	364,800	a			364,800	2,385,792		2,385,792
Shanda Interactive Entertainment, ADR	129,900	a			129,900	4,330,866		4,330,866
Shutterfly, Inc.			21,170	b	21,170		542,375	542,375
Silicon Laboratories, Inc.			21,800	a	21,800		815,974	815,974
Sirf Technology Holdings, Inc.			38,270	a,b	38,270		961,725	961,725
Skyworks Solutions	585,900	a			585,900	4,980,150		4,980,150
Sonus Networks	561,900	a			561,900	3,275,877		3,275,877
Synaptics	65,500	a			65,500	2,695,980		2,695,980
Taleo Corp.			10,730		10,730		319,539	319,539
Tessera Technologies	81,400	a	44,590	a	125,990	3,386,240	1,854,944	5,241,184
THQ	83,900	a	14,900	a,b	98,800	2,365,141	420,031	2,785,172
Trimble Navigation	120,400	a			120,400	3,640,896		3,640,896
Ultimate Software Group, Inc.			58,950	a,b	58,950		1,855,157	1,855,157
Varian Semiconductor Equipment Associates	80,205	a			80,205	2,967,585		2,967,585
Wright Express	93,840	a			93,840	3,330,382		3,330,382
						109,153,254	21,707,545	130,860,799
Materials--4.0%
AptarGroup	62,800				62,800	2,569,148		2,569,148
Century Aluminum	28,700	a			28,700	1,548,078		1,548,078
Coeur d’Alene Mines	724,500	a,b			724,500	3,579,030		3,579,030
H.B. Fuller	134,700				134,700	3,024,015		3,024,015
OM Group	83,100	a	16,520		99,620	4,781,574	950,561	5,732,135
Packaging Corp. of America	100,500				100,500	2,834,100		2,834,100
RTI International Metals	26,100	a			26,100	1,799,073		1,799,073
Smurfit-Stone Container	195,300	a			195,300	2,062,368		2,062,368
Steel Dynamics	54,200				54,200	3,228,694		3,228,694
Texas Industries	37,500				37,500	2,628,750		2,628,750
						28,054,830	950,561	29,005,391
Movies & Entertainment--.1%
Lions Gate Entertainment Corp.			57,920	b	57,920		545,606	545,606

Oil & Gas --.5%
CARBO Ceramics, Inc.			25,910	a,b	25,910		963,852	963,852
Core Laboratories NV (Netherlands)			8,050	a	8,050		1,003,996	1,003,996
Dril-Quip, Inc.			18,160	a	18,160		1,010,786	1,010,786
Hercules Offshore, Inc.			34,710	a,b	34,710		825,404	825,404
							3,804,038	3,804,038
Producer Manufacturing --.1%
Wabtec Corp.			29,985		29,985		1,032,683	1,032,683

Telecommunication Services -- 2.5%
Acme Packet, Inc.			18,810	a,b	18,810		236,818	236,818
Alaska Communications Systems Group	408,320				408,320	6,124,800		6,124,800
Arris Group, Inc.			78,372	a,b	78,372		782,153	782,153
Aruba Networks, Inc.			21,940	a,b	21,940		327,125	327,125
Atheros Communications, Inc.			47,225	a,b	47,225		1,442,252	1,442,252
CBeyond, Inc			7,060		7,060		275,269	275,269
Foundry Networks, Inc.			30,660		30,660		537,163	537,163
Netgear, Inc.			32,710	a	32,710		1,166,766	1,166,766
NeuStar, Inc.			19,995	a,b	19,995		573,457	573,457
NTELOS Holdings	107,700		11,160	b	118,860	3,197,613	331,340	3,528,953
SBA Communications, Cl. A	88,600	a			88,600	2,998,224		2,998,224
						12,320,637	5,672,343	17,992,980
Utilities--5.1%
Atmos Energy	91,600				91,600	2,568,464		2,568,464
Cleco	205,100		38,670		243,770	5,701,780	1,075,026	6,776,806
El Paso Electric	176,200	a			176,200	4,505,434		4,505,434
IDACORP	143,100		22,600	b	165,700	5,039,982	795,972	5,835,954
ITC Holdings	102,160		20,090		122,250	5,763,867	1,133,478	6,897,345
New Jersey Resources	80,700				80,700	4,036,614		4,036,614
UGI	217,800				217,800	5,935,050		5,935,050
						33,551,191	3,004,476	36,555,667
Total Common Stocks
(cost $532,779,683 and $89,874,368 respectively)						581,545,639	103,733,136	685,278,775

Other Investment--4.3%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $31,291,000)	31,291,000	c				31,291,000		31,291,000

Investment of Cash Collateral for Securities Loaned--5.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $2,500,000)	2,500,000	c			2,500,000	2,500,000		2,500,000
BNY Institutional Cash Reserve Fund, 5.02% (d)			33,747,208	c	33,747,208		33,747,208	33,747,208
(cost $33,747,208)						2,500,000	33,747,208	36,247,208

Total Investments (cost $566,570,683 and $123,621,576, respectively)					104.1%	615,336,639	137,480,344	752,816,983
Cash and Receivables (Net)					(4.1%)	1,787,488	(32,004,224)	(30,216,736)
Net Assets					100.0%	617,124,127	105,476,120	722,600,247
ADR - American Depository Receipts
a	Non-income producing security.
b

All or a portion of this security is on loan. At December 31, 2007, the total market value of the fund’s security on loan is $34,871,208 and the total market value of the collateral held by the fund is $36,247,208.

c	Investment in affiliated money market mutual fund.
d	Represents annualized 7 day yield at December 31, 2007.

Pro Forma Statement of Assets and Liabilities
December 31, 2007 (Unaudited)

		BNY Hamilton Small Cap Growth Fund	Mellon Small Cap Stock Fund	Adjustments**	Dreyfus Basic S&P 500 Index Fund Pro Forma Combined (Note 1)

ASSETS:	Investments in securities, at value - See Statement of Investments*
	Unaffiliated issuers	$103,733,136	$581,545,639		$685,278,775
	Affiliated issuers	33,747,208	33,791,000		67,538,208
	Cash		4,021,972		4,021,972
	Receivable for investment securities sold	3,495,985	—		3,495,985
	Dividends and interest receivable	64,365	804,873		869,238
	Receivable for shares of Common Stock subscribed	83,474	698,978		782,452
	Prepaid expenses	—	13,999		13,999
	Other Assets	11,277	—		11,277

	Total Assets	141,135,445	620,876,461		762,011,906

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	$1,814,708	$541,038		2,355,746
	Liability for securities on loan	33,747,208	2,500,000		36,247,208
	Payable for investment securities purchased		682,482		682,482
	Payable for shares of Common Stock redeemed	26,862	6,608		33,470
	Accrued expenses	70,547	22,206		92,753

	Total Liabilities	35,659,325	3,752,334		39,411,659

NET ASSETS		$105,476,120	$617,124,127		$722,600,247

REPRESENTED BY:	Paid-in capital	$92,271,846	558,678,950		$650,950,796
	Accumulated undistributed investment income (loss) - net	—	783,738		783,738
	Accumulated net realized gain (loss) on investments	(654,494)	8,895,485		8,240,991
	Accumulated net unrealized appreciation (depreciation)
	on investments	13,858,768	48,765,954		62,624,722

NET ASSETS		$105,476,120	$617,124,127		$722,600,247

BNY Hamilton Small Cap Growth Fund, Institutional Shares (200 million, $.001par value shares authorized)
Net Assets	$101,686,261
Shares outstanding	6,782,325
Net asset value, and redemption price per share	$14.99

BNY Hamilton Small Cap Growth Fund, Class A Shares (200 million, $.001par value shares authorized)
Net Assets	$3,789,859
Shares outstanding	258,473
Net asset value, offering price and redemption price per share	$14.66

Maximum offering price per share (net asset value plus maximum sales charge)	$15.47

Mellon Small Cap Stock, Class M Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets		$611,991,254		$713,677,515
Shares outstanding		48,557,334	1,286,489	56,626,148
Net asset value, offering price and redemption price per share		$12.60		$12.60

Mellon Small Cap Stock, Investor Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
Net Assets		$5,132,873		$8,922,732
Shares outstanding		418,412	50,346	727,231
Net asset value, offering price and redemption price per share		$12.27		$12.27

* Investments in securities, at cost
Unaffiliated issuers	$89,874,368	$532,799,683		$622,674,051
Affiliated issuers	$33,747,208	$33,791,000		$67,538,208

**	Adjustment to reflect the exchange of shares outstanding from BNY Hamilton Small Cap Growth Fund to Mellon Small Cap Stock Fund.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended December 31, 2007 (Unaudited)
		BNY Hamilton Small Cap Growth Fund	Mellon Small Cap Stock Fund	Adjustments		Mellon Small Cap Stock Fund Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $0 and $3,084 foreign taxes withheld at source, respectively)
	Unaffiliated issuers	$330,437	$5,779,499			$6,109,936
	Affiliated issuers	153,174	1,227,106			1,380,280
	Income from securities lending	216,389	92,948			309,337
	Interest	87,983	—			87,983
	Total Income	787,983	7,099,553			7,887,536

EXPENSES:	Investment advisory fee	878,950	5,731,586	117,193	(a)	6,727,729
	Administration fees	117,193	852,601	30,939	(a)	1,000,733
	Distribution fees	10,956	—	(10,956)	(a)	—
	Shareholder servicing costs	83,297	15,291	(75,000)	(a)	23,588
	Professional fees	27,158	31,720	(25,000)	(a)	33,878
	Prospectus and shareholders’ reports	5,781	9,654	(3,000)	(a)	12,435
	Directors’ fees and expenses	22,966	22,490	(17,500)	(a)	27,956
	Registration fees	28,887	25,857	(25,000)	(a)	29,744
	Custodian fees	13,289	62,462	(8,500)	(a)	67,251
	Miscellaneous	50,883	19,740	(45,000)	(a)	25,623
	Total Expenses	1,239,360	6,771,401	(61,824)		7,948,937

	Less- reduction in custody fees due to earnings credits	—	(17,029)	—		(17,029)
	Net Expenses	1,239,360	6,754,372	(61,824)		7,931,908

INVESTMENT INCOME - NET		(451,377)	345,181	61,824		(44,372)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	9,858,590	73,693,074			83,551,664
	Net unrealized appreciation (depreciation) on investments	5,271,189	(34,439,797)			(29,168,608)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		15,129,779	39,253,277			54,383,056

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ($):		$14,678,402	$39,598,458	$61,824		$54,338,684

(a)	Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Mellon Small Cap Stock Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on _____, 2008, the Board of Trustees of Mellon Funds Trust, on behalf of Mellon Small Cap Stock Fund (the “Acquiring Fund”), and at a meeting held on _____, 2008, the Board of Directors of BNY Hamilton Funds, Inc., on behalf of BNY Hamilton Small Cap Growth Fund (the “Fund”), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund in exchange for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund shares will then be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Holders of Institutional and Class A shares of the Fund will receive Class M and Investor shares, respectively, of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on December 31, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended December 31, 2007. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is August 31 for the Acquiring Fund and December 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on December 31, 2007. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by The Dreyfus Corporation (“Dreyfus”), The Bank of New York (“BNY”) or their affiliates.

NOTE 2--Portfolio Valuation:

Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Securities for which there are no such valuations are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund’s Institutional and Class A shares on December 31, 2007 by the net asset value per share of Class M and Investor shares, respectively, of the Acquiring Fund on December 31, 2007.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on January 1, 2007. Dreyfus, BNY or their affiliates will bear the expense of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

STATEMENT OF INVESTMENTS

Mellon Small Cap Stock Fund

December 31, 2007 (Unaudited)

	Mellon Small Cap Stock Fund		BNY Hamilton Small Cap Growth Fund		BNY Hamilton Small Cap Core Equity		Pro Forma Combined (*)	Mellon Small Cap Stock Fund	BNY Hamilton Small Cap Growth Fund	BNY Hamilton Small Cap Core Equity	Pro Forma Combined (*)
Common Stocks--95.1%	Shares							Value($)
Aerospace & Defense --.1%
Aerovironment, Inc.			24,010	a,b			24,010		581,042		581,042
TransDigm Group, Inc.			13,935	a			13,935		629,444		629,444
									1,210,486		1,210,486
Consumer Discretionary--13.2%
Allegiant Travel Co.			44,315	a,b			44,315		1,424,284		1,424,284
BJ's Restaurants, Inc.			39,260	a,b			39,260		638,368		638,368
Blue Nile	57,800	a	10,870	b			68,670	3,933,868	739,812		4,673,680
Capella Education Co.			8,790	a			8,790		575,393		575,393
Children's Place Retail Stores	115,300	a					115,300	2,989,729			2,989,729
Chipotle Mexican Grill, Inc.			11,335	a,b			11,335		1,667,038		1,667,038
Crocs	63,500	a					63,500	2,337,435			2,337,435
Deckers Outdoor	15,600	a					15,600	2,418,936			2,418,936
DeVry	53,400		33,395				86,795	2,774,664	1,735,205		4,509,869
Exide Technologies	399,500	a					399,500	3,196,000			3,196,000
Gaiam, Inc.			33,410	a,b			33,410		991,609		991,609
Gaylord Entertainment	62,400	a	10,650				73,050	2,525,328	431,006		2,956,334
Group 1 Automotive	110,120						110,120	2,615,350			2,615,350
Hibbett Sports, Inc.					143,000	a,b	143,000			2,857,140	2,857,140
Iconix Brand Group	209,400	a					209,400	4,116,804			4,116,804
Inter Parfums, Inc.			45,960				45,960		825,901		825,901
J. Crew Group, Inc.			27,895	a,b			27,895		1,344,818		1,344,818
Jack in the Box	73,400	a					73,400	1,891,518			1,891,518
Life Time Fitness	144,000	a	21,930	a,b	90,000	a,b	255,930	7,153,920	1,089,482	4,471,200	12,714,602
LKQ	129,900	a	130,560	a			260,460	2,730,498	2,744,371		5,474,869
Men's Wearhouse	53,000						53,000	1,429,940			1,429,940
Monro Muffler, Inc.					86,797	b	86,797			1,691,674	1,691,674
Morgans Hotel Group	140,600	a					140,600	2,710,768			2,710,768
New Oriental Education &
Technology Group, ADR	38,300	a					38,300	3,086,597			3,086,597
O'Reilly Automotive, Inc.					59,330	a,b	59,330			1,924,072	1,924,072
Phillips-Van Heusen	56,300						56,300	2,075,218			2,075,218
Sonic Automotive, Cl. A	166,300						166,300	3,219,568			3,219,568
Strayer Education, Inc.			5,790				5,790		987,658		987,658
Tempur-Pedic International	89,300						89,300	2,319,121			2,319,121
Toro Co.					95,000		95,000			5,171,800	5,171,800
Tractor Supply	80,200	a			72,000	a,b	152,200	2,882,388		2,587,680	5,470,068
Tupperware Brands	171,000				140,000		311,000	5,648,130		4,624,200	10,272,330
Tween Brands	76,200	a					76,200	2,017,776			2,017,776
Vail Resorts	91,700	a					91,700	4,934,377			4,934,377
VistaPrint Ltd.			30,085	a,b			30,085		1,289,142		1,289,142
Volcom, Inc.			39,630	a,b			39,630		873,049		873,049
WD-40 Co.					55,400		55,400			2,103,538	2,103,538
WMS Industries	96,600	a	28,837	a,b			125,437	3,539,424	1,056,588		4,596,012
Wolverine World Wide, Inc.			28,310				28,310		694,161		694,161
Zumiez	102,300	a	39,765	b			142,065	2,492,028	968,675		3,460,703
								75,039,385	20,076,560	25,431,304	120,547,249
Consumer Staples--4.2%
Boston Beer, Cl. A	55,100	a	10,370				65,470	2,074,515	390,431		2,464,946
Central European Distribution			11,370				11,370		681,278		681,278
Chattem	65,900	a					65,900	4,978,086			4,978,086
Chiquita Brands International	270,200	a					270,200	4,968,978			4,968,978
Darling International	178,300	a	33,380				211,680	2,061,148	385,873		2,447,021
Flowers Foods	78,200						78,200	1,830,662			1,830,662
Hain Celestial Group	37,600	a	21,315	a,b			58,915	1,203,200	682,080		1,885,280
Herbalife	70,900						70,900	2,855,852			2,855,852
Performance Food Group Co.					101,600	a	101,600			2,729,992	2,729,992
Ralcorp Holdings	28,200	a			70,000	a	98,200	1,714,278		4,255,300	5,969,578
TreeHouse Foods	129,200	a					129,200	2,970,308			2,970,308
United Natural Foods	91,200	a	48,835	a,b			140,035	2,892,864	1,549,046		4,441,910
								27,549,891	3,688,708	6,985,292	38,223,891
Electronic Technology --2.2%
Cleco Corp.					220,000	b				6,116,000	6,116,000
Cymer, Inc.			33,085	a,b			33,085		1,287,999		1,287,999
Daktronics, Inc.			40,965	b			40,965		924,580		924,580
II-VI, Inc.			42,400	a	149,170	a,b	191,570		1,295,320	4,557,144	5,852,464
LoJack Corp.					130,000	a,b				2,185,300	2,185,300
Newport Corp.					304,500	a,b				3,894,555	3,894,555
									3,507,899	16,752,999	20,260,898
Energy--5.7%
Atwood Oceanics	32,900	a	6,180	a			39,080	3,297,896	619,483		3,917,379
Cabot Oil & Gas	113,200		27,480				140,680	4,569,884	1,109,368		5,679,252
Forest Oil	70,900	a					70,900	3,604,556			3,604,556
Helix Energy Solutions Group	79,300	a					79,300	3,290,950			3,290,950
ION Geophysical	322,300	a					322,300	5,085,894			5,085,894
Massey Energy	103,000		15,680				118,680	3,682,250	560,560		4,242,810
Matrix Service	93,000	a					93,000	2,029,260			2,029,260
Oceaneering International	95,900	a	10,480	a			106,380	6,458,865	705,828		7,164,693
Overseas Shipholding Group	64,700						64,700	4,815,621			4,815,621
St. Mary Land & Exploration	67,190						67,190	2,594,206			2,594,206
Tetra Technologies	74,300	a					74,300	1,156,851			1,156,851
Unit	48,730	a					48,730	2,253,763			2,253,763
W-H Energy Services	34,100	a	5,720	a			39,820	1,916,761	321,521		2,238,282
Willbros Group	104,800	a					104,800	4,012,792			4,012,792
								48,769,549	3,316,760		52,086,309
Exchange Traded Funds--.5%
iShares Nasdaq Biotechnology Index
Fund	54,800						54,800	4,448,664			4,448,664
Financial--13.6%
Aspen Insurance Holdings	182,100						182,100	5,251,764			5,251,764
Astoria Financial	171,950						171,950	4,001,277			4,001,277
Bank of Hawaii	58,300						58,300	2,981,462			2,981,462
Bank of the Ozarks, Inc.					57,200	b	57,200			1,498,640	1,498,640
Calamos Asset Management, Cl. A	114,500						114,500	3,409,810			3,409,810
CoStar Group, Inc.			17,270	a,b			17,270		816,008		816,008
CRA International, Inc.			15,580	a,b			15,580		741,764		741,764
Dollar Financial Corp.			13,150				13,150		403,574		403,574
East West Bancorp	102,100				100,700	b	202,800	2,473,883		2,439,961	4,913,844
Entertainment Properties Trust	28,700						28,700	1,348,900			1,348,900
Essex Property Trust	24,500						24,500	2,388,505			2,388,505
FCStone Group	71,100	a	18,705	a,b			89,805	3,272,733	860,991		4,133,724
FelCor Lodging Trust	252,920						252,920	3,943,023			3,943,023
First Midwest Bancorp	73,440						73,440	2,247,264			2,247,264
GFI Group	36,100	a					36,100	3,455,492			3,455,492
Hilb, Rogal & Hobbs	63,600						63,600	2,580,252			2,580,252
Investment Technology Group	125,300	a			107,000	a	232,300	5,963,027		5,092,130	11,055,157
Kilroy Realty	34,800						34,800	1,912,608			1,912,608
Lexington Realty Trust	66,200						66,200	962,548			962,548
Macquarie Infrastructure Co., LLC			35,495	b			35,495		1,438,612		1,438,612
National Financial Partners	99,000				89,000	b	188,000	4,515,390		4,059,290	8,574,680
National Retail Properties	218,600						218,600	5,110,868			5,110,868
Philadelphia Consolidated Holding	54,300	a	13,080				67,380	2,136,705	514,698		2,651,403
Portfolio Recovery Associates, Inc.			27,970	b	40,500		68,470		1,109,570	1,606,635	2,716,205
PrivateBancorp, Inc.					63,000	b	63,000			2,056,950	2,056,950
ProAssurance Corp.			24,205	a	73,000	a,b	97,205		1,329,339	4,009,160	5,338,499
Senior Housing Properties Trust	74,800		23,350				98,150	1,696,464	529,578		2,226,042
Signature Bank	132,440	a			120,500	a,b	252,940	4,469,850		4,066,875	8,536,725
StanCorp Financial Group	61,650						61,650	3,105,927			3,105,927
Susquehanna Bancshares	152,300						152,300	2,808,412			2,808,412
SVB Financial Group			24,195	a,b			24,195		1,219,428		1,219,428
Texas Capital Bancshares	199,500	a					199,500	3,640,875			3,640,875
Trustco Bank	284,400						284,400	2,821,248			2,821,248
UCBH Holdings	248,700						248,700	3,521,592			3,521,592
Umpqua Holdings Corp.					125,500	b	125,500			1,925,170	1,925,170
Washington Federal	120,300						120,300	2,539,533			2,539,533
Whitney Holding	61,000						61,000	1,595,150			1,595,150
Zenith National Insurance	97,900						97,900	4,379,067			4,379,067
								88,533,629	8,963,562	26,754,811	124,252,002
Health Care--11.2%
Advisory Board Co.			25,370	a			25,370		1,628,501		1,628,501
Alkermes, Inc.			16,470	a,b			16,470		256,767		256,767
Amedisys	25,100	a					25,100	1,217,852			1,217,852
American Medical Systems Holdings	70,500	a					70,500	1,019,430			1,019,430
AMERIGROUP	55,000	a					55,000	2,004,750			2,004,750
AmSurg	120,800	a					120,800	3,268,848			3,268,848
ArthroCare	30,200	a	5,675	a,b			35,875	1,451,110	272,684		1,723,794
BioMarin Pharmaceutical, Inc.			28,890	b			28,890		1,022,706		1,022,706
Cepheid, Inc.			12,090	b			12,090		318,572		318,572
Chemed	28,200						28,200	1,575,816			1,575,816
Dionex	17,200	a					17,200	1,425,192			1,425,192
Genomic Health, Inc.			28,580	b			28,580		647,051		647,051
Haemonetics	24,200	a					24,200	1,525,084			1,525,084
Healthcare Services Group			65,695	b	193,200	b	258,895		1,391,420	4,091,976	5,483,396
Healthways	37,400	a					37,400	2,185,656			2,185,656
HMS Holdings Corp.					128,000	b	128,000			4,250,880	4,250,880
IDEXX Laboratories	59,080	a					59,080	3,463,860			3,463,860
Illumina, Inc.			35,543	a,b			35,543		2,106,277		2,106,277
Immucor	68,100		40,830	a			108,930	2,314,719	1,387,812		3,702,531
inVentiv Health	124,700		34,195				158,895	3,860,712	1,058,677		4,919,389
Landauer, Inc.					48,900		48,900			2,535,465	2,535,465
Lifecell	35,900		47,170	b			83,070	1,547,649	2,033,499		3,581,148
Meridian Bioscience	49,200		47,315	b	135,000	b	231,515	1,479,936	1,423,234	4,060,800	6,963,970
MGI Pharma	131,500	a					131,500	5,329,695			5,329,695
Myriad Genetics, Inc.			7,180	a			7,180		333,296		333,296
NuVasive, Inc.			33,025	a			33,025		1,305,148		1,305,148
Owens & Minor	145,700						145,700	6,182,051			6,182,051
Palomar Medical Technologies, Inc.					49,600	a	49,600			759,872	759,872
Pediatrix Medical Group	148,300	a					148,300	10,106,645			10,106,645
PSS World Medical, Inc.			28,770	a,b			28,770		563,029		563,029
Psychiatric Solutions, Inc.			33,810	a,b			33,810		1,098,825		1,098,825
Regeneron Pharmaceuticals	60,800	a					60,800	1,468,320			1,468,320
Respironics	72,690	a			85,000	a,b	157,690	4,759,741		5,565,800	10,325,541
Sirona Dental Systems, Inc.			35,390	a,b			35,390		1,184,857		1,184,857
Sun Healthcare Group	167,800	a	31,420				199,220	2,881,126	539,481		3,420,607
Sunrise Senior Living	46,200	a					46,200	1,417,416			1,417,416
Trans1, Inc.			9,980	b			9,980		164,371		164,371
Varian, Inc.			22,170				22,170		1,447,701		1,447,701
West Pharmaceutical Services I			10,530				10,530		427,413		427,413
								60,485,608	20,611,321	21,264,793	102,361,722
Industrial--14.5%
Acuity Brands	88,600		14,710				103,310	3,987,000	661,950		4,648,950
American Ecology Corp.					94,200		94,200			2,211,816	2,211,816
Baldor Electric	41,900						41,900	1,410,354			1,410,354
Barnes Group	95,900						95,900	3,202,101			3,202,101
Belden	60,100						60,100	2,674,450			2,674,450
Brady, Cl. A	59,800						59,800	2,098,382			2,098,382
Ceradyne	69,400	a			60,000	a,b	129,400	3,256,942		2,815,800	6,072,742
Clarcor, Inc.					117,300	a	117,300			4,453,881	4,453,881
Corrections Corp. of America	110,900	a					110,900	3,272,659			3,272,659
Curtiss-Wright	87,200						87,200	4,377,440			4,377,440
DRS Technologies	53,300						53,300	2,892,591			2,892,591
Dynamic Materials Corp.			5,930	b			5,930		349,277		349,277
EMCOR Group	99,600	a					99,600	2,353,548			2,353,548
EnerSys	164,400	a					164,400	4,103,424			4,103,424
EnPro Industries	96,900	a					96,900	2,969,985			2,969,985
Gardner Denver	145,500	a					145,500	4,801,500			4,801,500
Geo Group Inc.			26,800	b			26,800		750,400		750,400
Hexcel Corp.			36,230	a,b			36,230		879,664		879,664
Huron Consulting Group	41,000						41,000	3,305,830			3,305,830
IDEX	82,030						82,030	2,963,744			2,963,744
Kansas City Southern	79,270	a					79,270	2,721,339			2,721,339
Kaydon	88,100						88,100	4,804,974			4,804,974
Kirby	112,000	a					112,000	5,205,760			5,205,760
Landstar System	59,220						59,220	2,496,123			2,496,123
Lennox International	77,000		14,470				91,470	3,189,340	599,347		3,788,687
Manitowoc	94,920						94,920	4,634,944			4,634,944
Matthews International Corp., Class A					115,000	b	115,000			5,390,050	5,390,050
Middleby Corp.					83,000	a,b	83,000			6,359,460	6,359,460
Mobile Mini, Inc.					107,300	a.b	107,300			1,989,342	1,989,342
Ritchie Bros. Auctioneers, Inc. (Canada)					94,000	b	94,000			7,773,799	7,773,799
Shaw Group	74,890	a	19,510	a			94,400	4,526,352	1,179,184		5,705,536
Stericycle, Inc.					35,000	a	35,000			2,079,000	2,079,000
Taser International	151,700	a					151,700	2,182,963			2,182,963
Teledyne Technologies	33,330	a					33,330	1,777,489			1,777,489
Toro	48,100						48,100	2,618,564			2,618,564
United Stationers	45,600	a					45,600	2,107,176			2,107,176
URS	50,570	a					50,570	2,747,468			2,747,468
Waste Connections	162,200	a	39,507	a			201,707	5,011,980	1,220,766		6,232,746
Watson Wyatt Worldwide, Cl. A	41,900						41,900	1,944,579			1,944,579
								93,639,001	5,640,588	33,073,148	132,352,737
Information Technology--17.3%
Allscripts Healthcare Solutions, Inc.			46,700	a,b			46,700		906,914		906,914
Anixter International	33,460	a					33,460	2,083,554			2,083,554
ANSYS	148,860	a			140,000	a	288,860	6,171,736		5,804,400	11,976,136
Arris Group	204,200	a					204,200	2,037,916			2,037,916
Atheros Communications	144,140	a					144,140	4,402,036			4,402,036
Avid Technology Inc.					112,900	a,b	112,900			3,199,586	3,199,586
Blackbaud, Inc.			28,025	b	173,650		201,675		785,821	4,869,146	5,654,967
Blackboard, Inc.			41,965	a,b			41,965		1,689,091		1,689,091
Blue Coat Systems	40,800	a					40,800	1,341,096			1,341,096
Brightpoint	295,360	a					295,360	4,536,730			4,536,730
Cavium Networks, Inc.			7,550				7,550		173,801		173,801
Checkpoint Systems	108,300	a					108,300	2,813,634			2,813,634
Cohu, Inc.					108,800		108,800			1,664,640	1,664,640
Computer Programs & Systems, Inc.					104,160	b	104,160			2,368,598	2,368,598
comScore, Inc.			19,480	b			19,480		635,632		635,632
Comtech Group, Inc. (China)			55,290	a,b			55,290		890,722		890,722
Comtech Telecommunications	84,700	a					84,700	4,574,647			4,574,647
Concur Technologies	47,600	a	27,250	a			74,850	1,723,596	986,723		2,710,319
DealerTrack Holdings	75,300	a	14,150	a			89,450	2,520,291	473,601		2,993,892
Digital River, Inc.			19,420	a			19,420		642,219		642,219
Epicor Software Corp.					291,700	a,b	291,700			3,436,226	3,436,226
FactSet Research Systems	36,750						36,750	2,046,975			2,046,975
FLIR Systems	129,000	a					129,000	4,037,700			4,037,700
Formfactor, Inc.			30,870	a,b			30,870		1,021,797		1,021,797
GSI Commerce, Inc.			53,600	a,b			53,600		1,045,201		1,045,201
Harmonic	274,800	a					274,800	2,879,904			2,879,904
Hittite Microwave Corp.			20,310	a,b	50,300	a,b	70,610		970,006	2,402,328	3,372,334
Informatica	321,100	a	94,415	a			415,515	5,786,222	1,701,358		7,487,580
Itron	79,000	a					79,000	7,581,630			7,581,630
j2 Global Communications	52,200	a					52,200	1,105,074			1,105,074
JDA Software Group	291,000	a					291,000	5,953,860			5,953,860
Micros Systems	34,400	a					34,400	2,413,504			2,413,504
Microsemi	196,300	a					196,300	4,346,082			4,346,082
Moog, Cl. A	43,100	a					43,100	1,974,411			1,974,411
MoSys, Inc.					21,015	a,b	21,015			101,923	101,923
Net 1 UEPS Technologies	104,700	a					104,700	3,073,992			3,073,992
Netlogic Microsystems, Inc.			39,105	a,b			39,105		1,259,181		1,259,181
Nuance Communications, Inc.			93,990	a,b			93,990		1,755,733		1,755,733
OmniVision Technologies	152,700	a					152,700	2,389,755			2,389,755
PMC-Sierra	364,800	a					364,800	2,385,792			2,385,792
Shanda Interactive Entertainment,
ADR	129,900	a					129,900	4,330,866			4,330,866
Shutterfly, Inc.			21,170	b			21,170		542,375		542,375
Silicon Laboratories, Inc.			21,800	a			21,800		815,974		815,974
Sirf Technology Holdings, Inc.			38,270	a,b			38,270		961,725		961,725
Skyworks Solutions	585,900	a					585,900	4,980,150			4,980,150
Smart Modular Technologies WWH, Inc.					219,884	a,b	219,884			2,238,419	2,238,419
Sonus Networks	561,900	a					561,900	3,275,877			3,275,877
Stratasys, Inc.					71,500	a,b	71,500			1,847,560	1,847,560
Synaptics	65,500	a					65,500	2,695,980			2,695,980
Taleo Corp.			10,730				10,730		319,539		319,539
Tessera Technologies	81,400	a	44,590	a			125,990	3,386,240	1,854,944		5,241,184
THQ	83,900	a	14,900	a,b			98,800	2,365,141	420,031		2,785,172
Trimble Navigation	120,400	a					120,400	3,640,896			3,640,896
Ultimate Software Group, Inc.			58,950	a,b			58,950		1,855,157		1,855,157
Varian Semiconductor Equipment Associates	80,205	a					80,205	2,967,585			2,967,585
Wright Express	93,840	a					93,840	3,330,382			3,330,382
								109,153,254	21,707,545	27,932,826	158,793,625
Materials--3.9%
AptarGroup	62,800						62,800	2,569,148			2,569,148
Century Aluminum	28,700	a					28,700	1,548,078			1,548,078
Coeur d'Alene Mines	724,500	a,b					724,500	3,579,030			3,579,030
H.B. Fuller	134,700						134,700	3,024,015			3,024,015
OM Group	83,100	a	16,520				99,620	4,781,574	950,561		5,732,135
Packaging Corp. of America	100,500						100,500	2,834,100			2,834,100
RTI International Metals	26,100	a					26,100	1,799,073			1,799,073
Silgan Holdings, Inc.					70,900		70,900			3,682,546	3,682,546
Smurfit-Stone Container	195,300	a					195,300	2,062,368			2,062,368
Steel Dynamics	54,200						54,200	3,228,694			3,228,694
Texas Industries	37,500						37,500	2,628,750			2,628,750
Universal Forest Products, Inc.					106,500	b	106,500			3,137,490	3,137,490
								28,054,830	950,561	6,820,036	35,825,427
Movies & Entertainment--.1%
Lions Gate Entertainment Corp.			57,920	b			57,920		545,606		545,606

Oil & Gas --1.4%
CARBO Ceramics, Inc.			25,910	a,b			25,910		963,852		963,852
Core Laboratories NV (Netherlands)			8,050	a			8,050		1,003,996		1,003,996
Dril-Quip, Inc.			18,160	a	86,600	a,b	104,760		1,010,786	4,820,156	5,830,942
Hercules Offshore, Inc.			34,710	a,b			34,710		825,404		825,404
St. Mary Land & Exploration Co.					103,300		103,300			3,988,413	3,988,413
									3,804,038	8,808,569	12,612,607
Producer Manufacturing --.1%
Wabtec Corp.			29,985				29,985		1,032,683		1,032,683

Real Estate Investment Trusts --.8%
American Campus Communities, Inc.					160,400		160,400			4,306,740	4,306,740
Cousins Properties, Inc.					141,100	b	141,100			3,118,310	3,118,310
										7,425,050	7,425,050
Telecommunication Services--2.4%
Acme Packet, Inc.			18,810	a,b			18,810		236,818		236,818
Alaska Communications Systems Group	408,320				270,000		678,320	6,124,800		4,050,000	10,174,800
Arris Group, Inc.			78,372	a,b			78,372		782,153		782,153
Aruba Networks, Inc.			21,940	a,b			21,940		327,125		327,125
Atheros Communications, Inc.			47,225	a,b			47,225		1,442,252		1,442,252
CBeyond, Inc			7,060				7,060		275,269		275,269
Foundry Networks, Inc.			30,660				30,660		537,163		537,163
Netgear, Inc.			32,710	a			32,710		1,166,766		1,166,766
NeuStar, Inc.			19,995	a,b			19,995		573,457		573,457
NTELOS Holdings	107,700		11,160	b			118,860	3,197,613	331,340		3,528,953
SBA Communications, Cl. A	88,600	a					88,600	2,998,224			2,998,224
								12,320,637	5,672,343	4,050,000	22,042,980
Utilities--3.9%
Atmos Energy	91,600						91,600	2,568,464			2,568,464
Cleco	205,100		38,670				243,770	5,701,780	1,075,026		6,776,806
El Paso Electric	176,200	a					176,200	4,505,434			4,505,434
IDACORP	143,100		22,600				165,700	5,039,982	795,972		5,835,954
ITC Holdings	102,160		20,090				122,250	5,763,867	1,133,478		6,897,345
New Jersey Resources	80,700						80,700	4,036,614			4,036,614
UGI	217,800						217,800	5,935,050			5,935,050
								33,551,191	3,004,476		36,555,667
Total Common Stocks
(cost $532,779,683, $89,874,368 and $174,058,088 respectively)								581,545,639	103,733,136	185,298,828	870,577,603

Mutual Funds --.6%
Energy --.6%
Tortoise Energy Capital Corp.					111,700	b	111,700			2,820,425	2,820,425
Tortoise Energy Infrastructure Corp.
(cost $0, $0 and $5,205,190 respectively)					84,868	b	84,868			2,826,953	2,826,953
										5,647,378	5,647,378

Other Investment--3.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $31,291,000)	31,291,000	c						31,291,000			31,291,000
BNY Hamilton Money Fund
(Institutional Shares), 4.95% (d)
(cost $2,118,097)					2,118,097	c				2,118,097	2,118,097
								31,291,000		2,118,097	33,409,097

Investment of Cash Collateral for
Securities Loaned--10.6%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,500,000)	2,500,000	c						2,500,000			2,500,000
BNY Institutional Cash Reserve Fund, 5.02% (e)			33,747,208	c	60,838,078	c			33,747,208	60,838,078	94,585,286
(cost $33,747,208 and $60,838,078 respectively between BNY Funds)								2,500,000	33,747,208	60,838,078	97,085,286

Total Investments (cost $566,570,683, $123,621,576 and $242,219,453, respectively)	109.9%	615,336,639	137,480,344	253,902,381	1,006,719,364
Cash and Receivables (Net)	(9.9%)	1,787,488	(32,004,224)	(60,793,170)	(91,009,906)
Net Assets	109.9%	617,124,127	105,476,120	193,109,211	915,709,458

ADR - American Depository Receipts

a	Non-income producing security.
b

All or a portion of this security is on loan. At December 31, 2007, the total market value of the fund's security on loan is $93,394,500 and the total market value of the collateral held by the fund is $97,085,286.

c	Investment in affiliated money market mutual fund.
d	Represents annualized 7 day yield at December 31, 2007.
e	Interest rate shown reflects the yield at December 31, 2007.

	Pro Forma Statement of Assets and Liabilities
	December 31, 2007 (Unaudited)
		BNY Hamilton Small Cap Equity Fund	BNY Hamilton Small Cap Growth Fund	Mellon Small Cap Stock Fund	Adjustments**	Dreyfus Mellon Small Cap Stock Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement
	of Investments *
	Unaffiliated issuers	$190,946,206	$103,733,136	$581,545,639		$876,224,981
	Affiliated issuers	62,956,175	33,747,208	33,791,000		130,494,383
	Cash	-	-	4,021,972		4,021,972
	Receivable for investment securities sold	-	3,495,985	-		3,495,985
	Dividends and interest receivable	241,564	64,365	804,873		1,110,802
	Receivable for shares of Common Stock subscribed	70,000	83,474	698,978		852,452
	Prepaid expenses	-	-	13,999		13,999
	Other Assets	6,859	11,277	-		18,136

	Total Assets	254,220,804	141,135,445	620,876,461		1,016,232,710

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	$162,200	$1,814,708	$541,038		2,517,946
	Liability for securities on loan	60,838,078	33,747,208	2,500,000		97,085,286
	Payable for investment securities purchased	-	-	682,482		682,482
	Payable for shares of Common Stock redeemed	39,999	26,862	6,608		73,469
	Accrued expenses	71,316	70,547	22,206		164,069

	Total Liabilities	61,111,593	35,659,325	3,752,334		100,523,252

NET ASSETS		$193,109,211	$105,476,120	$617,124,127		$915,709,458

REPRESENTED BY:	Paid-in capital	$181,871,814	$92,271,846	558,678,950		$832,822,610
	Accumulated undistributed investment income (loss) - net	66,477	-	783,738		850,215
	Accumulated net realized gain (loss) on investments	(512,008)	(654,494)	8,895,485		7,728,983
	Accumulated net unrealized appreciation (depreciation)
	on investments	11,682,928	13,858,768	48,765,954		74,307,650

NET ASSETS		$193,109,211	$105,476,120	$617,124,127		$915,709,458

	BNY Hamilton Small Cap Equity Fund, Institutional Shares (200 million, $.001par value shares authorized)
	Net Assets	$191,254,625
	Shares outstanding	16,237,133
	Net asset value, and redemption
	price per share	$11.78

	BNY Hamilton Small Cap Equity Fund, Class A Shares (200 million, $.001par value shares authorized)
	Net Assets	$1,854,586
	Shares outstanding	157,935
	Net asset value, and redemption
	price per share	$11.74

	Maximum offering price per share (net asset value plus maximum sales charge)	$12.39

	BNY Hamilton Small Cap Growth Fund, Institutional Shares (200 million, $.001par value shares authorized)
	Net Assets		$101,686,261
	Shares outstanding		6,782,325
	Net asset value, and redemption
	price per share		$14.99

	BNY Hamilton Small Cap Growth Fund, Class A Shares (200 million, $.001par value shares authorized)
	Net Assets		$3,789,859
	Shares outstanding		258,473
	Net asset value, and redemption
	price per share		$14.66

	Maximum offering price per share (net asset value plus maximum sales charge)		$15.47

	Mellon Small Cap Stock, Class M Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
	Net Assets			$611,991,254		$904,932,140
	Shares outstanding			48,557,334	229,786	71,806,578
	Net asset value, and redemption
	price per share			$12.60		$12.60

	Mellon Small Cap Stock, Investor Shares (unlimited number of shares of beneficial interest, $.001 par value shares authorized)
	Net Assets			$5,132,873		$10,777,318
	Shares outstanding			418,412	43,524	878,344
	Net asset value, and redemption
	price per share			$12.27		$12.27

	* Investments in securities, at cost	$179,263,278	$89,874,368	$532,799,683		$801,937,329
	Unaffiliated issuers	$62,956,175	$33,747,208	$33,791,000		$130,494,383
	Affiliated issuers

**	Adjustment to reflect the exchange of shares outstanding from BNY Hamilton Small Cap Equity Fund and BNY Hamilton Small Cap Growth Fund to Mellon Small Cap Stock Fund.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended December 31, 2007 (Unaudited)
							Mellon
							Small Cap Stock
							Fund
				Mellon			Pro Forma
		BNY Hamilton	BNY Hamilton	Small Cap Stock			Combined
		Small Cap Equity Fund	Small Cap Growth Fund	Fund	Adjustments	(a)	(Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $14,763, $0 and $3,084 foreign taxes withheld at
	source, respectively)
	Unaffiliated issuers	$2,593,792	$330,437	$5,779,499			$8,703,728
	Affiliated issuers	157,452	153,174	1,227,106			1,537,732
	Income from securities lending	235,008	216,389	92,948			544,345
	Interest	103	87,983	-			88,086
	Total Income	2,986,355	787,983	7,099,553			10,873,891

EXPENSES:	Investment advisory fee	1,536,838	878,950	5,731,586	322,105	(a)	8,469,479
	Administration fees	204,885	117,193	852,601	85,029	(a)	1,259,708
	Distribution fees	4,908	10,956	-	(15,864)	(a)	-
	Shareholder servicing costs	110,242	83,297	15,291	(175,000)	(a)	33,830
	Professional fees	31,647	27,158	31,720	(54,000)	(a)	36,525
	Prospectus and shareholders’ reports	21,370	5,781	9,654	(23,000)	(a)	13,805
	Directors’ fees and expenses	22,806	22,966	22,490	(38,000)	(a)	30,262
	Registration fees	28,916	28,887	25,857	(55,000)	(a)	28,660
	Custodian fees	26,447	13,289	62,462	(30,000)	(a)	72,198
	Miscellaneous	70,703	50,883	19,740	(110,000)	(a)	31,326
	Total Expenses	2,058,762	1,239,360	6,771,401	(93,730)		9,975,793

	Less- reduction in custody fees due to earnings credits	-	-	(17,029)	-		(17,029)
	Net Expenses	2,058,762	1,239,360	6,754,372	(93,730)		9,958,764

INVESTMENT INCOME - NET		927,593	(451,377)	345,181	93,730		915,127

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	11,866,853	9,858,590	73,693,074			95,418,517
	Net unrealized appreciation (depreciation) on investments	(2,971,049)	5,271,189	(34,439,797)			(32,139,657)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		8,895,804	15,129,779	39,253,277			63,278,860

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS ($):		$9,823,397	$14,678,402	$39,598,458	$93,730		$64,193,987

(a)	Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Mellon Small Cap Stock Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on _____, 2008, the Board of Trustees of Mellon Funds Trust, on behalf of Mellon Small Cap Stock Fund (the “Acquiring Fund”), and at a meeting held on _____, 2008, the Board of Directors of BNY Hamilton Funds, Inc., on behalf of BNY Hamilton Small Cap Growth Fund and BNY Hamilton Small Cap Core Equity Fund (the “Funds”), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the respective Fund, each Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund in exchange for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (each, an “Exchange”). The Acquiring Fund shares will then be distributed to the respective Fund’ s shareholders on a pro rata basis in liquidation of the Fund. Holders of Institutional and Class A shares of each Fund will receive Class M and Investor shares, respectively, of the Acquiring Fund in the respective Exchange.

Each Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on December 31, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Funds for the twelve months ended December 31, 2007. These statements have been derived from the Funds’ and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is August 31 for the Acquiring Fund and December 31 for the Funds.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred on December 31, 2007. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed Exchange of each Fund, the Acquiring Fund will be the accounting survivor.

All costs with respect to each Exchange will be borne by The Dreyfus Corporation (“Dreyfus”), The Bank of New York (“BNY”) or their affiliates.

NOTE 2--Portfolio Valuation:

Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Securities for which there are no such valuations are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the respective Fund’s Institutional and Class A shares on December 31, 2007 by the net asset value per share of Class M and Investor shares, respectively, of the Acquiring Fund on December 31, 2007.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if each Exchange had taken place on January 1, 2007. Dreyfus, BNY or their affiliates will bear the expense of each Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After each Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

PART C

OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed December 21, 2007 (File No. 333-34844).

Item 16	Exhibits.

(1)(a) (1)(b)

Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement, filed July 7, 2000.

Registrant's Certificate of Amendment to the Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 10 to the Registration Statement, filed December 23, 2004.

(1)(c)	Articles of Amendment.*

(2)	Registrant's Amended and Restated By-Laws are incorporated by reference to Exhibit 77Q1 of Registrant's Form N-SAR, filed April 26, 2006.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Investment Advisory Agreement, as amended.*

(7)	Distribution Agreement, as amended.*

(8)	Not Applicable.

(9)(a) (9)(b) (9)(c)

Form of Mutual Fund Custody and Services Agreement is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 3 to the Registration Statement, filed December 20, 2001.

Transfer Agent Agreement is incorporated by reference to Exhibit (13)(a) of Registrant's Registration Statement on Form N-14, filed June 21, 2001(File No. 333-63652).

Amendment to Transfer Agent Agreement is incorporated by reference to Exhibit (13)(b) of Registrant's Registration Statement on Form N-14, filed June 21, 2001(File No. 333-63652).

(10)(a)	Shareholder Services Plan, as revised.*
(10)(b)	Amended and Restated Rule 18f-3 Plan, as revised.*

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)

The Prospectus and Statement of Additional Information of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement, filed December 21, 2007 (File No. 333-34844), and Post-Effective Amendment No. 19 to the Registration Statement, filed January 14, 2008 (File No. 333-34844).

________________________

*	Filed herein or herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 26th day of March, 2008.

BNY MELLON FUNDS TRUST By: /s/ Christopher E. Sheldon Christopher E. Sheldon, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Christopher E. Sheldon Christopher E. Sheldon	President (Principal Executive Officer)	March 26, 2008

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	March 26, 2008

/s/ Patrick J. O'Connor Patrick J. O'Connor	Chairman of the Board	March 26, 2008

/s/ John L. Diederich John L. Diederich	Trustee	March 26, 2008

/s/ Maureen M. Young Maureen M. Young	Trustee	March 26, 2008

/s/ Ronald R. Davenport Ronald R. Davenport	Trustee	March 26, 2008

/s/ Kevin C. Phelan Kevin C. Phelan	Trustee	March 26, 2008

/s/ Patrick J. Purcell	Trustee	March 26, 2008
Patrick J. Purcell

/s/ Thomas F. Ryan, Jr. Thomas F. Ryan, Jr.	Trustee	March 26, 2008

Exhibit Index
(1)(c) Articles of Amendment
(6) Investment Advisory Agreement, as amended
(7)(a) Distribution Agreement, as amended

(10)(a)   Shareholder Services Plan, as revised

(10)(b)   Amended and Restated Rule 18f-3 Plan, as revised

(11)        Opinion and Consent of Registrant's counsel

(14)        Consent of Independent Registered Public Accounting Firm